                                                                          [LOGO]

                                                      ADVANTUS SERIES FUND, INC.

                                                    PROSPECTUS DATED MAY 3, 1999

                                 As with all mutual funds, the
                                 Securities and Exchange Commission has
                                 not determined that the information in
                                 this prospectus is accurate or
                                 complete, nor has it approved the
                                 Fund's securities. It is a criminal
                                 offense to state otherwise.

ADVANTUS SERIES FUND, INC.

Advantus Series Fund, Inc. (Fund) is a Minnesota corporation with various investment portfolios that are each operated as mutual funds (the Portfolios). The Portfolios are as follows:

    - Growth Portfolio

    - Bond Portfolio

    - Money Market Portfolio

    - Asset Allocation Portfolio

    - Mortgage Securities Portfolio

    - Index 500 Portfolio

    - Capital Appreciation Portfolio

    - International Stock Portfolio

    - Small Company Growth Portfolio

    - Maturing Government Bond Portfolios (three separate portfolios with maturity dates of 2002, 2006 and 2010)

    - Value Stock Portfolio

    - Small Company Value Portfolio

    - Global Bond Portfolio

    - Index 400 Mid-Cap Portfolio

    - Macro-Cap Value Portfolio

    - Micro-Cap Growth Portfolio

    - Real Estate Securities Portfolio

The Fund has issued a separate series of its common stock for each Portfolio. This prospectus provides investors information about the Fund and each Portfolio investors should know before investing.

TABLE OF CONTENTS

                                                                                    Page No.
SUMMARY ........................................................................           1
       Growth Portfolio ........................................................           2
          Portfolio Performance ................................................           3
          Financial Highlights .................................................           4
       Bond Portfolio ..........................................................           5
          Portfolio Performance ................................................           6
          Financial Highlights .................................................           7
       Money Market Portfolio ..................................................           8
          Portfolio Performance ................................................           9
          Financial Highlights .................................................          10
       Asset Allocation Portfolio ..............................................          11
          Portfolio Performance ................................................          12
          Financial Highlights .................................................          13
       Mortgage Securities Portfolio ...........................................          14
          Portfolio Performance ................................................          15
          Financial Highlights .................................................          16
       Index 500 Portfolio .....................................................          17
          Portfolio Performance ................................................          18
          Financial Highlights .................................................          19
       Capital Appreciation Portfolio ..........................................          20
          Portfolio Performance ................................................          21
          Financial Highlights .................................................          22
       International Stock Portfolio ...........................................          23
          Portfolio Performance ................................................          24
          Financial Highlights .................................................          25
       Small Company Growth Portfolio ..........................................          26
          Portfolio Performance ................................................          27
          Financial Highlights .................................................          28
       Maturing Government Bond Portfolios .....................................          29
          Portfolio Performance ................................................          30
          Financial Highlights .................................................          32
       Value Stock Portfolio ...................................................          35
          Portfolio Performance ................................................          36
          Financial Highlights .................................................          37
       Small Company Value Portfolio ...........................................          38
          Portfolio Performance ................................................          39
          Financial Highlights .................................................          40
       Global Bond Portfolio ...................................................          41
          Portfolio Performance ................................................          42
          Financial Highlights .................................................          43
       Index 400 Mid-Cap Portfolio .............................................          44
          Portfolio Performance ................................................          45
          Financial Highlights .................................................          46

                                                          TABLE OF CONTENTS    i

                                                                                    Page No.
       Macro-Cap Value Portfolio ...............................................          47
          Portfolio Performance ................................................          48
          Financial Highlights .................................................          49
       Micro-Cap Growth Portfolio ..............................................          50
          Portfolio Performance ................................................          51
          Financial Highlights .................................................          52
       Real Estate Securities Portfolio ........................................          53
          Portfolio Performance ................................................          54
          Financial Highlights .................................................          55
INVESTING IN THE FUND ..........................................................          56
       Managing the Portfolios .................................................          56
       Advisory Fees ...........................................................          59
       Voluntary Fee Absorption ................................................          60
       Investment Objective, Policies and Practices ............................          60
          Growth Portfolio .....................................................          60
          Bond Portfolio .......................................................          61
          Money Market Portfolio ...............................................          62
          Asset Allocation Portfolio ...........................................          63
          Mortgage Securities Portfolio ........................................          65
          Index 500 Portfolio ..................................................          67
          Capital Appreciation Portfolio .......................................          68
          International Stock Portfolio ........................................          68
          Small Company Growth Portfolio .......................................          69
          Maturing Government Bond Portfolios ..................................          70
          Value Stock Portfolio ................................................          72
          Small Company Value Portfolio ........................................          73
          Global Bond Portfolio ................................................          74
          Index 400 Mid-Cap Portfolio ..........................................          76
          Macro-Cap Value Portfolio ............................................          77
          Micro-Cap Growth Portfolio ...........................................          78
          Real Estate Securities Portfolio .....................................          79
          Investment Practices Common To The Portfolios ........................          80
       Defining Risks ..........................................................          80
BUYING AND SELLING SHARES ......................................................          85
       Buying Shares ...........................................................          85
       Selling Shares ..........................................................          85
GENERAL INFORMATION ............................................................          86
       Dividends and Capital Gains Distributions ...............................          86
       Taxes ...................................................................          86
       Mixed Funding ...........................................................          86
       Service Providers .......................................................          87
       Additional Information About the Fund ...................................          88
       How to Obtain Additional Information ....................................          88

ii    TABLE OF CONTENTS

                                    SUMMARY

Advantus Series Fund, Inc. consists of various investment portfolios (except Global Bond Portfolio) that are each open-end, diversified investment companies (I.E. mutual funds). Global Bond Portfolio is an open-end, non-diversified investment company. The Portfolios offer investors a variety of investment objectives. Portfolio shares are not offered directly to the public. Portfolio shares are sold to Minnesota Life Insurance Company (Minnesota Life) in connection with its variable life insurance policies and variable annuity contracts. Portfolio shares are also offered to certain life insurance affiliates of Minnesota Life.

This section gives investors a brief summary of each Portfolio's investment objective, policies and main risks, as well as performance and financial information. More detailed information about each Portfolio follows this summary. Keep in mind that an investment in each Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency and that it is possible to lose money by investing in a Portfolio. An investor should also note that if a Portfolio makes frequent changes in its investment portfolio securities, such changes may result in higher Portfolio costs and may adversely affect an investor's return.

                                                                    SUMMARY    1

GROWTH PORTFOLIO

Growth Portfolio seeks long-term accumulation of capital. Current income is a factor in the selection of securities, but is a secondary objective.

The Portfolio primarily invests in various equity securities of large and mid capitalization companies (I.E., companies with a market capitalization of at least $1 billion). The Portfolio invests primarily in common and preferred stocks but may also invest in securities convertible into equity securities. In selecting equity securities, the Portfolio invests in securities that the Portfolio's investment adviser believes show sustainable earnings growth potential and improving profitability.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - GROWTH STOCK RISK - the risk that if the assessment by the Portfolio's investment adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment adviser has placed on it.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

2    SUMMARY

PORTFOLIO PERFORMANCE

The following bar chart and table show Growth Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    89        26.01%
    90         0.21%
    91        34.06%
    92         4.82%
    93         4.68%
    94         0.81%
    95        24.28%
    96        17.15%
    97        33.41%
    98        34.70%

Best Quarter:      (Q4'98)     21.62%

Worst Quarter:     (Q3'90)    -13.51%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31, 1998)
                                    1 Year   5 Years   10 Years

Growth Portfolio%                    34.70     21.41     17.22
Russell 1000 Growth Index            38.72     25.71     20.57

                                                                    SUMMARY    3

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                                            GROWTH PORTFOLIO
                                                            Year ended December 31,
                                            1998       1997(b)        1996         1995         1994
Net asset value, beginning of year   $        2.40        2.34          2.21         1.87         1.91
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          .01         .02           .02          .02          .02
Net gains on securities (both
 realized and unrealized)                      .74         .62           .32          .41           --
Total from investment operations               .75         .64           .34          .43          .02
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                       (.02)       (.02)         (.02)        (.02)        (.02)
Distributions from net realized
 gains                                        (.39)       (.56)         (.19)        (.07)        (.04)
Total distributions                           (.41)       (.58)         (.21)        (.09)        (.06)
Net asset value, end of year         $        2.74        2.40          2.34         2.21         1.87

Total return (a)                     %       34.70       33.41         17.15        24.28          .81
Net assets, end of year (in
 thousands)                          $     468,382     330,816       248,465      201,678      157,369
Ratio of expenses to average daily
 net assets                          %         .53         .55           .59          .55          .56
Ratio of net investment income to
 average daily net assets            %         .40        1.16          1.04         1.04         1.22
Portfolio turnover rate (excluding
 short-term securities)              %        66.4       120.1         154.7         91.9         42.0

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

4    SUMMARY

BOND PORTFOLIO

Bond Portfolio seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.

The Portfolio invests in a variety of investment-grade debt securities. These debt securities include, among other things, corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. In selecting securities, the Portfolio's investment adviser considers factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - INTEREST RATE RISK - the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - Bond Portfolio").

    - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

    - CREDIT RISK - the risk that an issuer of a debt security or fixed income obligation will not make payments on the security or obligation when due.

    - CALL RISK - the risk that securities with interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

    - PREPAYMENT RISK - the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

    - EXTENSION RISK - the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                                    SUMMARY    5

PORTFOLIO PERFORMANCE

The following bar chart and table show Bond Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    89                            12.65%
    90                             7.23%
    91                            17.60%
    92                             6.67%
    93                            10.25%
    94                            -4.55%
    95                            19.75%
    96                             2.96%
    97                             9.42%
    98                             6.08%

Best Quarter:      (Q2'89)      8.03%

Worst Quarter:     (Q1'94)     -3.92%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31, 1998)
                                    1 Year   5 Years   10 Years

Bond Portfolio%                       6.08      6.44     8.60
Lehman Brothers
 Government/Corporate Bond
 Index                                9.47      7.30     9.33

6    SUMMARY

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                                             BOND PORTFOLIO
                                                            Year ended December 31,
                                            1998       1997(b)        1996         1995         1994
Net asset value, beginning of year   $        1.33        1.28          1.33         1.16         1.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          .06         .08           .06          .07          .04
Net gains (losses) on securities
 (both realized and unrealized)                .01         .04          (.03)         .15         (.10)
Total from investment operations               .07         .12           .03          .22         (.06)
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                       (.07)       (.07)         (.07)        (.05)        (.05)
Distributions from net realized
 gains                                        (.02)         --          (.01)          --         (.03)
Total distributions                           (.09)       (.07)         (.08)        (.05)        (.08)
Net asset value, end of year         $        1.31        1.33          1.28         1.33         1.16

Total return (a)                     %        6.08        9.42          2.96        19.75        (4.55)
Net assets, end of year (in
 thousands)                          $     178,793     139,824       125,886      101,045       74,679
Ratio of expenses to average daily
 net assets                          %         .55         .57           .56          .58          .61
Ratio of net investment income to
 average daily net assets            %        5.84        6.39          6.36         6.57         6.12
Portfolio turnover rate (excluding
 short-term securities)              %       252.1       200.0         154.0        205.4        166.2

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                                    SUMMARY    7

MONEY MARKET PORTFOLIO

Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

The Portfolio invests in a variety of U.S. dollar denominated money market securities.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - INTEREST RATE RISK - the risk that the value of a fixed income obligation will decline due to changes in market interest rates.

    - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

    - CREDIT RISK - the risk that an issuer of a debt security or other fixed income obligation will not make payments on the security or obligation when due.

    - INFLATION RISK - the risk that inflation will erode the purchasing power of the value of securities held by the Portfolio or the Portfolio's dividends.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

8    SUMMARY

PORTFOLIO PERFORMANCE

The following bar chart and table show Money Market Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows the Portfolio's average annual return over a one, five and ten year period. The chart and table assume reinvestment of dividends. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    89         8.57%
    90         7.73%
    91         5.44%
    92         3.23%
    93         2.68%
    94         3.71%
    95         5.43%
    96         4.92%
    97         5.11%
    98         4.97%

Best Quarter:      (Q2'89)      2.23%

Worst Quarter:     (Q2'93)       .66%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31, 1998)
                                    1 Year   5 Years   10 Years

Money Market Portfolio%               4.97      4.83     5.16

An investor may obtain up-to-date information about the Portfolio's seven-day current yield and seven-day effective yield by calling Minnesota Life at (800) 995-3850.

                                                                    SUMMARY    9

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                                         MONEY MARKET PORTFOLIO
                                                            Year ended December 31,
                                            1998       1997(c)        1996         1995         1994
Net asset value, beginning of year   $        1.00        1.00          1.00         1.00         1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          .05         .05           .05          .05          .04
Total from investment operations               .05         .05           .05          .05          .04
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                       (.05)       (.05)         (.05)        (.05)        (.04)
Total distributions                           (.05)       (.05)         (.05)        (.05)        (.04)
Net asset value, end of year         $        1.00        1.00          1.00         1.00         1.00

Total return (a)                     %        4.97        5.11          4.92         5.43         3.71
Net assets, end of year (in
 thousands)                          $     126,177      53,583        51,461       30,166       23,107
Ratio of expenses to average daily
 net assets (b)                      %         .58         .59           .60          .64          .65
Ratio of net investment income to
 average daily net assets (b)        %        4.84        5.13          4.81         5.29         3.71

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Life voluntarily absorbed $13,734 in expenses for the year ended December 31, 1994. Had the Portfolio paid all fees and expenses the ratio of expenses to average daily net assets would have been .72% and the ratio of net investment income to average daily net assets would have been 3.64%.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

10    SUMMARY

ASSET ALLOCATION PORTFOLIO

Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk.

The composition of the Portfolio's investment portfolio will vary with prevailing economic conditions. As a result, the Portfolio may invest in various types and classes of securities including equity securities, investment-grade debt securities, money market securities and mortgage-related securities. The Portfolio's investments are allocated among these asset classes based on a risk/return analysis by the Portfolio's investment adviser as to current economic and market conditions, trends in investment yields and interest rates, changes in fiscal or monetary policies and other relevant factors

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

    - MARKET RISK - the risk that equity and debt securities are subject to adverse trends in equity and debt markets.

    - INTEREST RATE RISK - the risk that the value of a debt security or other fixed income obligation will increase or decrease due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - Asset Allocation Portfolio").

    - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

    - CREDIT RISK - the risk that an issuer of a debt security or other fixed income obligation will not make payments on the security when due.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                                   SUMMARY    11

PORTFOLIO PERFORMANCE

The following bar chart and table show Asset Allocation Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of certain selected broad based indices. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    89        20.18%
    90         3.61%
    91        28.88%
    92         7.27%
    93         6.46%
    94        -1.40%
    95        25.01%
    96        12.50%
    97        18.99%
    98        23.65%

Best Quarter:      (Q4'98)     15.03%

Worst Quarter:     (Q3'90)     -5.96%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31, 1998)
                                    1 Year   5 Years   10 Years

Asset Allocation Portfolio%          23.65     15.33     14.10
Russell 1000 Growth Index            38.72     25.71     20.57
Lehman Brothers Aggregate Bond
 Index                                8.69      7.27      9.26
Blended Index(1)                     26.80     18.31     16.19

(1) The blended index is comprised of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index.

12    SUMMARY

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                                       ASSET ALLOCATION PORTFOLIO
                                                            Year ended December 31,
                                            1998       1997(b)        1996         1995         1994
Net asset value, beginning of year   $        2.03        1.87          1.83         1.52         1.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          .05         .05           .05          .06          .04
Net gains (losses) on securities
 (both realized and unrealized)                .40         .27           .16          .31         (.07)
Total from investment operations               .45         .32           .21          .37         (.03)
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                       (.06)       (.05)         (.06)        (.05)        (.03)
Distributions from net realized
 gains                                        (.14)       (.11)         (.11)        (.01)        (.01)
Total distributions                           (.20)       (.16)         (.17)        (.06)        (.04)
Net asset value, end of year         $        2.28        2.03          1.87         1.83         1.52

Total return (a)                     %       23.65       18.99         12.50        25.01        (1.40)
Net assets, end of year (in
 thousands)                          $     637,997     507,220       414,709      349,010      272,629
Ratio of expenses to average daily
 net assets                          %         .53         .55           .54          .55          .56
Ratio of net investment income to
 average daily net assets            %        2.51        3.10          3.09         3.75         3.31
Portfolio turnover rate (excluding
 short-term securities)              %       129.6       140.2         120.1        157.0        123.6

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                                   SUMMARY    13

MORTGAGE SECURITIES PORTFOLIO

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

The Portfolio invests at least 65% of its total assets in mortgage-related securities. The Portfolio invests a major portion of its assets in investment-grade securities representing interests in pools of mortgage loans. In addition, the Portfolio may invest in a variety of other mortgage-related securities including collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities. In selecting securities, the Portfolio's investment adviser considers factors such as prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions and interest rates.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - INTEREST RATE RISK - the risk that the value of a mortgage-backed security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - Mortgage Securities Portfolio").

    - CREDIT RISK - the risk that an issuer of a mortgage-backed security or fixed income obligation will not make payments on the security or obligation when due.

    - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

    - CALL RISK - the risk that callable securities with high interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

    - PREPAYMENT RISK - the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

    - EXTENSION RISK - the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

14    SUMMARY

PORTFOLIO PERFORMANCE

The following bar chart and table show Mortgage Securities Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    89        13.51%
    90         9.43%
    91        16.27%
    92         6.37%
    93         9.25%
    94        -3.37%
    95        18.01%
    96         5.26%
    97         9.14%
    98         6.57%

Best Quarter:      (Q2'89)      7.56%

Worst Quarter:     (Q1'94)     -3.78%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31, 1998)
                                   1 Year   5 Years   10 Years

Mortgage Securities Portfolio%      6.57      6.90      8.89
Lehman Brothers
 Mortgage-Backed Securities
 Index                              6.96      7.23      9.13

                                                                   SUMMARY    15

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                                     MORTGAGE SECURITIES PORTFOLIO
                                                            Year ended December 31,
                                            1998       1997(b)        1996         1995         1994
Net asset value, beginning of year   $        1.21        1.19          1.21         1.10         1.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          .08         .07           .08          .08          .07
Net gains (losses) on securities
 (both realized and unrealized)                 --         .03          (.02)         .11         (.11)
Total from investment operations               .08         .10           .06          .19         (.04)
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                       (.07)       (.08)         (.08)        (.08)        (.05)
Distributions from net realized
 gains                                          --          --            --           --         (.03)
Total distributions                           (.07)       (.08)         (.08)        (.08)        (.08)
Net asset value, end of year         $        1.22        1.21          1.19         1.21         1.10

Total return (a)                     %        6.57        9.14          5.26        18.01        (3.37)
Net assets, end of year (in
 thousands)                          $     124,358      99,233        75,992       69,746       59,666
Ratio of expenses to average daily
 net assets                          %         .57         .59           .58          .58          .60
Ratio of net investment income to
 average daily net assets            %        6.76        7.08          6.94         7.09         6.55
Portfolio turnover rate (excluding
 short-term securities)              %       116.7       106.4          70.0        133.7        197.3

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

16    SUMMARY

INDEX 500 PORTFOLIO

Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).

The Portfolio invests its assets in all of the common stocks included in the S&P 500.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - INDEX PERFORMANCE RISK - the risk that the Portfolio's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Rating Services calculates the S&P 500, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses.

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                                   SUMMARY    17

PORTFOLIO PERFORMANCE

The following bar chart and table show Index 500 Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    89        30.65%
    90        -3.92%
    91        29.75%
    92         7.38%
    93         9.76%
    94         1.18%
    95        36.83%
    96        21.64%
    97        32.36%
    98        27.99%

Best Quarter:      (Q4'98)     21.29%

Worst Quarter:     (Q3'90)    -13.75%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31, 1998)
                                   1 Year  5 Years   10 Years

Index 500 Portfolio%               27.99    23.33      18.54
S&P 500 (as adjusted for
 dividend reinvestment)            28.57    24.05      19.19

18    SUMMARY

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                                          INDEX 500 PORTFOLIO
                                                            Year ended December 31,
                                            1998       1997(b)        1996         1995         1994
Net asset value, beginning of year   $        3.10        2.41          2.02         1.52         1.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          .04         .03           .03          .03          .03
Net gains (losses) on securities
 (both realized and unrealized)                .82         .73           .40          .51         (.01)
Total from investment operations               .86         .76           .43          .54          .02
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                       (.03)       (.03)         (.03)        (.03)        (.02)
Distributions from net realized
 gains                                        (.02)       (.04)         (.01)        (.01)        (.01)
Total distributions                           (.05)       (.07)         (.04)        (.04)        (.03)
Net asset value, end of year         $        3.91        3.10          2.41         2.02         1.52

Total return (a)                     %       27.99       32.36         21.64        36.83         1.18
Net assets, end of year (in
 thousands)                          $     536,859     380,751       204,395      123,999       73,432
Ratio of expenses to average daily
 net assets                          %         .44         .45           .45          .47          .50
Ratio of net investment income to
 average daily net assets            %        1.08        1.33          1.77         2.08         2.34
Portfolio turnover rate (excluding
 short-term securities)              %        30.2         8.3          15.2          4.8          5.9

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                                   SUMMARY    19

CAPITAL APPRECIATION PORTFOLIO

Capital Appreciation Portfolio seeks growth of capital.

The Portfolio primarily invests in various types of equity securities of small, mid and large capitalization companies. In selecting equity securities, the Portfolio invests in securities that the Portfolio's investment sub-adviser believes show possibilities for capital appreciation. The Portfolio's investment sub-adviser performs a company-by-company analysis rather than focusing on specific industries or economic sectors, and takes into consideration such factors as a company's earnings growth potential, price/earnings ratio, cash flow and profit margin.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

    - GROWTH STOCK RISK - the risk that if the assessment by the Portfolio's investment adviser of a company's prospective earnings growth or judgement of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment adviser has placed on it.

    - SMALL COMPANY RISK - the risk that equity securities of small capitalization companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

20    SUMMARY

PORTFOLIO PERFORMANCE

The following bar chart and table show Capital Appreciation Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    89        38.19%
    90        -2.05%
    91        41.79%
    92         5.04%
    93        10.44%
    94         2.25%
    95        22.78%
    96        17.61%
    97        28.26%
    98        30.83%

Best Quarter:      (Q4'98)     28.91%

Worst Quarter:     (Q3'90)    -19.20%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31, 1998)
                                   1 Year  5 Years   10 Years

Capital Appreciation Portfolio%    30.83    19.90      18.62
Russell 1000 Growth Index          38.72    25.71      20.57

                                                                   SUMMARY    21

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                                     CAPITAL APPRECIATION PORTFOLIO
                                                            Year ended December 31,
                                            1998       1997(b)        1996         1995         1994
Net asset value, beginning of year   $        2.85        2.47          2.16         1.81         1.80
INCOME FROM INVESTMENT OPERATIONS:
Net gains on securities (both
 realized and unrealized)                      .86         .62           .37          .40          .04
Total from investment operations               .86         .62           .37          .40          .04
LESS DISTRIBUTIONS:
Distributions from net realized
 gains                                        (.17)       (.24)         (.06)        (.05)        (.03)
Total distributions                           (.17)       (.24)         (.06)        (.05)        (.03)
Net asset value, end of year         $        3.54        2.85          2.47         2.16         1.81

Total return (a)                     %       30.83       28.26         17.61        22.78         2.25
Net assets, end of year (in
 thousands)                          $     392,800     294,665       214,468      163,520      115,607
Ratio of expenses to average daily
 net assets                          %         .78         .80           .85          .80          .83
Ratio of net investment (loss) to
 average daily net assets            %        (.21)       (.12)         (.09)        (.15)        (.09)
Portfolio turnover rate (excluding
 short-term securities)              %        82.7        74.0          62.9         51.1         68.4

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

22    SUMMARY

INTERNATIONAL STOCK PORTFOLIO

International Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in equity securities issued by small, mid and large capitalization foreign companies and governmental agencies. In addition, the Portfolio may invest lesser portions of its assets in foreign investment-grade debt securities. In selecting equity securities, the Portfolio's investment sub-adviser performs a company-by-company analysis, rather than focusing on a specific industry or economic sector. The Portfolio's investment sub-adviser concentrates on the market price of a company relative to its view regarding the company's long-term earnings potential.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

    - FOREIGN SECURITIES RISK - the risk that the value of foreign companies or foreign government securities may be subject to greater volatility than domestic securities due to additional factors related to investing in foreign securities.

    - CURRENCY RISK - the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                                   SUMMARY    23

PORTFOLIO PERFORMANCE

The following bar chart and table show International Stock Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period (or a shorter period if the Portfolio has not been available that long) compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    93        44.15%
    94        -0.32%
    95        14.23%
    96        19.79%
    97        11.94%
    98         6.61%

Best Quarter:      (Q4'98)     14.54%

Worst Quarter:     (Q3'98)    -16.76%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31, 1998)                        From
                               1 Year   5 Years   10 Years  Inception

International Stock
 Portfolio
 (inception 5/2/92)%             6.61     10.23       --     12.45
Morgan Stanley Capital
 EAFE Index                     20.33      9.50     5.86        --

24    SUMMARY

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                                     INTERNATIONAL STOCK PORTFOLIO
                                                            Year ended December 31,
                                            1998       1997(b)        1996         1995         1994
Net asset value, beginning of year   $        1.71        1.60          1.41         1.24         1.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          .04         .03           .03          .03          .01
Net gains (losses) on securities
 (both realized and unrealized)                .08         .15           .24          .14         (.01)
Total from investment operations               .12         .18           .27          .17           --
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                       (.05)       (.05)         (.04)          --         (.03)
Distributions from net realized
 gains                                        (.05)       (.02)         (.04)          --         (.04)
Total distributions                           (.10)       (.07)         (.08)          --         (.07)
Net asset value, end of year         $        1.73        1.71          1.60         1.41         1.24

Total return (a)                     %        6.61       11.94         19.79        14.23         (.32)
Net assets, end of year (in
 thousands)                          $     310,873     287,170       213,608      140,770      107,490
Ratio of expenses to average daily
 net assets                          %         .94         .97          1.06         1.04         1.24
Ratio of net investment income to
 average daily net assets            %        2.55        2.29          2.53         2.69         1.68
Portfolio turnover rate (excluding
 short-term securities)              %        22.4        12.5          11.5         20.3         12.9

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                                   SUMMARY    25

SMALL COMPANY GROWTH PORTFOLIO

Small Company Growth Portfolio seeks long-term accumulation of capital.

The Portfolio primarily invests in various types of equity securities of small capitalization companies (I.E., companies with a market capitalization of less than $1.5 billion) at the time of purchase. The Portfolio invests primarily in common and preferred stocks but may also invest in securities convertible into equity securities. In selecting equity securities, the Portfolio invests in securities that the Portfolio's investment adviser believes show sustainable earnings growth potential and improving profitability.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

    - GROWTH STOCK RISK - the risk that if the assessment by the Portfolio's investment adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment adviser has placed on it.

    - SMALL COMPANY RISK - the risk that equity securities of small companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

26    SUMMARY

PORTFOLIO PERFORMANCE

The following bar chart and table show Small Company Growth Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period (or a shorter period if the Portfolio has not been available that long) compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    94         6.16%
    95        32.06%
    96         6.45%
    97         7.75%
    98         1.27%

Best Quarter:      (Q4'98)     28.30%

Worst Quarter:     (Q3'98)    -27.87%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31, 1998)                        From
                               1 Year   5 Years   10 Years  Inception
Small Company Growth
 Portfolio
 (inception 5/3/93)%             1.27     10.24        --    12.11
Russell 2000 Growth Index        1.24     10.22     11.54       --

                                                                   SUMMARY    27

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                                          SMALL COMPANY GROWTH PORTFOLIO
                                                                 Year ended December 31,
                                                 1998       1997(c)        1996         1995         1994
Net asset value, beginning of year        $        1.65         1.54         1.60         1.23         1.16
INCOME FROM INVESTMENT OPERATIONS:
Net gains on securities (both realized
 and unrealized)                                    .03          .11          .10          .39          .07
Total from investment operations                    .03          .11          .10          .39          .07
LESS DISTRIBUTIONS:
Dividends from net investment income                 --           --         (.16)        (.02)          --
Total distributions                                  --           --         (.16)        (.02)          --
Net asset value, end of year              $        1.68         1.65         1.54         1.60         1.23

Total return (a)                          %        1.27         7.75         6.45        32.06         6.16
Net assets, end of year (in thousands)    $     195,347      182,917      144,544       98,895       51,105
Ratio of expenses to average daily net
 assets (b)                               %         .79          .82          .81          .84          .90
Ratio of net investment income to
 average daily net assets (b)             %        (.28)        (.05)         .24          .15          .24
Portfolio turnover rate (excluding
 short-term securities)                   %        75.5         63.8         74.4         61.3         28.1

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Life voluntarily absorbed $9,532 in expenses for the year ended December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .92% and the ratio of net investment income to average daily net assets would have been .21%.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

28    SUMMARY

MATURING GOVERNMENT BOND PORTFOLIOS

Each of the Maturing Government Bond Portfolios seeks as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date.

Each of the Portfolios primarily invests in debt securities issued by the United States Treasury that are stripped of their unmatured interest coupons, and in receipts and certificates for stripped debt obligations and stripped interest coupons. In addition, each of the Portfolios may purchase other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by trusts where payment of principal and interest is guaranteed by the U.S. and by other government corporations. Each Portfolio will mature on a specific target date. The current target maturity dates are September 2002, 2006 and 2010. On each target date, the Portfolio will be converted to cash and reinvested in another Fund Portfolio at the direction of the investor. If the investor does not provide reinvestment instructions, then the proceeds will automatically be invested in the Money Market Portfolio.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - INTEREST RATE RISK - the risk that the value of a debt security will decline due to changes in market interest rates (note: interest rate risk will affect the value of any of the Portfolio's zero coupon securities if the Portfolio desires to redeem a security prior to the security's maturity date. Otherwise, the Portfolio will receive the stated return from a zero coupon security upon maturity that will not be affected by changes in prevailing market interest rates). If an investor redeems Portfolio shares prior to the Portfolio's maturity target date, then the value of such Portfolio shares may be affected by interest rate risk.

    - CREDIT RISK - the risk that an issuer of a fixed income obligation will not make payments on the obligation when due (note: since the payment of principal on Portfolio securities is backed by the full faith and credit of the United States, this risk is less pervasive than other fixed income-oriented mutual funds).

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                                   SUMMARY    29

PORTFOLIO PERFORMANCE

The following bar chart and table show each of the Maturing Government Bond Portfolio's annual returns and long-term performance. The chart shows how each Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in each of the Portfolios. The table shows how each Portfolio's average annual return over a one, five and ten year period (or a shorter period if the Portfolio has not been available that long) compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of each Portfolio does not necessarily indicate how such Portfolio will perform in the future.

2002 PORTFOLIO

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    95        25.02%
    96         1.73%
    97         8.50%
    98         9.61%

  Best Quarter:        (Q2'95)      9.14%

  Worst Quarter:       (Q1'96)     -3.36%

2006 PORTFOLIO

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    95        34.72%
    96        -1.21%
    97        12.62%
    98        14.37%

  Best Quarter:        (Q2'95)     12.66%

  Worst Quarter:       (Q1'96)     -6.91%

30    SUMMARY

2010 PORTFOLIO

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    95        41.22%
    96        -3.42%
    97        17.87%
    98        14.28%

Best Quarter:      (Q2'95)     15.42%

Worst Quarter:     (Q1'96)    -10.09%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31, 1998)            From
                                        1 Year  Inception

2002 Portfolio
 (inception 5/2/94)%                     9.61      9.33
Ryan Labs, Inc. September 2002
 Index of U.S. Treasury Strips          10.31      9.64
2006 Portfolio
 (inception 5/2/94)                     14.37     12.27
Ryan Labs, Inc. September 2006
 Index of U.S. Treasury Strips          14.98     12.56
2010 Portfolio
 (inception 5/2/94)                     14.28     13.84
Ryan Labs, Inc. September 2010
 Index of U.S. Treasury Strips          15.84     14.50

                                                                   SUMMARY    31

FINANCIAL HIGHLIGHTS

The following tables describe each Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in each of the Portfolios would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                                   MATURING GOVERNMENT BOND 2002 PORTFOLIO
                                                                                               Period from
                                                                                                 May 2,
                                                      Year ended December 31,                    1994 to
                                                                                              December 31,
                                            1998       1997(e)        1996         1995          1994(a)
Net asset value, beginning of
 period                              $        1.07        1.05          1.09          .93              .98
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          .05         .06           .06          .07              .04
Net gains (losses) on securities
 (both realized and unrealized)                .06         .02          (.04)         .16             (.04)
Total from investment operations               .11         .08           .02          .23               --
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                       (.06)       (.05)         (.06)        (.07)            (.05)
Distributions from net realized
 gains                                        (.01)       (.01)           --           --               --
Total distributions                           (.07)       (.06)         (.06)        (.07)            (.05)
Net asset value, end of period       $        1.11        1.07          1.05         1.09              .93

Total return (b)                     %        9.61        8.50          1.73        25.02              .28
Net assets, end of period (in
 thousands)                          $       6,854       4,208         3,900        3,049            2,575
Ratio of expenses to average daily
 net assets (c)                      %         .34         .20           .20          .20              .20(d)
Ratio of net investment income to
 average daily net assets (c)        %        5.74        5.99          6.52         6.52             7.18(d)
Portfolio turnover rate (excluding
 short-term securities)              %        35.2        36.9          21.9           --             11.6

(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $37,949, $36,833, $31,158, $24,709 and $23,298 in expenses for the years ended December 31, 1998, 1997, 1996 and 1995, and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.07%, 1.14%, 1.14%, 1.06% and 1.52%, respectively, and the ratio of net investment income to average daily net assets would have been 5.01%, 5.05%, 5.58%, 5.66% and 5.86%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

32    SUMMARY

FINANCIAL HIGHLIGHTS                                        MATURING GOVERNMENT BOND 2006 PORTFOLIO
                                                                                                    Period from
                                                                                                      May 2,
                                                           Year ended December 31,                    1994 to
                                                                                                   December 31,
                                                 1998       1997(e)        1996         1995          1994(a)
Net asset value, beginning of period      $        1.16        1.09          1.17          .92              .97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               .05         .07           .06          .07              .05
Net gains (losses) on securities (both
 realized and unrealized)                           .11         .07          (.07)         .25             (.05)
Total from investment operations                    .16         .14          (.01)         .32               --
LESS DISTRIBUTIONS:
Dividends from net investment income               (.06)       (.06)         (.06)        (.07)             .05
Distributions from net realized gains              (.01)       (.01)         (.01)          --               --
Total distributions                                (.07)       (.07)         (.07)        (.07)            (.05)
Net asset value, end of period            $        1.25        1.16          1.09         1.17              .92

Total return (b)                          %       14.37       12.62         (1.21)       34.72              .13
Net assets, end of period (in thousands)  $       6,870       3,900         3,095        2,570            1,860
Ratio of expenses to average daily net
 assets (c)                               %         .40         .40           .40          .40              .40(d)
Ratio of net investment income to
 average daily net assets (c)             %        5.57        6.23          6.43         6.56             7.45(d)
Portfolio turnover rate (excluding
 short-term securities)                   %        21.6         3.1          25.7         10.0               --

(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $37,165, $37,425, $31,536, $25,199 and $24,803 in expenses for the years ended December 31, 1998, 1997, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.12%, 1.50%, 1.58%, 1.56% and 2.37%, respectively, and the ratio of net investment income to average daily net assets would have been 4.85%, 5.13%, 5.25%, 5.40% and 5.48%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                                   SUMMARY    33

FINANCIAL HIGHLIGHTS                                   MATURING GOVERNMENT BOND 2010 PORTFOLIO
                                                                                               Period from
                                                                                                 May 2,
                                                      Year ended December 31,                    1994 to
                                                                                              December 31,
                                            1998       1997(e)        1996         1995          1994(a)
Net asset value, beginning of
 period                              $        1.29        1.17          1.21          .91              .96
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          .06         .07           .05          .07              .05
Net gains (losses) on securities
 (both realized and unrealized)                .12         .11          (.09)         .30             (.05)
Total from investment operations               .18         .18          (.04)         .37               --
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                       (.06)       (.05)           --         (.07)            (.05)
Distributions from net realized
 gains                                          --        (.01)           --           --               --
Total distributions                           (.06)       (.06)           --         (.07)            (.05)
Net asset value, end of period       $        1.41        1.29          1.17         1.21              .91

Total return (b)                     %       14.28       17.87         (3.42)       41.22             (.30)
Net assets, end of period (in
 thousands)                          $       5,648       3,176         2,813        1,384            1,071
Ratio of expenses to average daily
 net assets (c)                      %         .40         .40           .40          .40              .40(d)
Ratio of net investment income to
 average daily net assets (c)        %        5.48        6.18          6.40         6.58             7.79(d)
Portfolio turnover rate (excluding
 short-term securities)              %        28.2        39.3          71.0           --             14.5

(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $39,052, $38,967, $33,042, $26,308 and $25,888 in expenses for the years ended December 31, 1998, 1997, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.33%, 1.85%, 2.18%, 2.68%, and 4.01%, respectively, and the ratio of net investment income to average daily net assets would have been 4.55%, 4.73%, 4.62%, 4.30% and 4.18%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

34    SUMMARY

VALUE STOCK PORTFOLIO

Value Stock Portfolio seeks long-term accumulation of capital. The production of income is a secondary objective of the Portfolio.

The Portfolio primarily invests in various types of equity securities of mid and large capitalization companies (I.E., companies with a market capitalization of at least $1.5 billion). These equity securities will consist primarily of common stock, but may also include preferred stock and other securities convertible into equity securities. In selecting equity securities, the Portfolio invests in securities that the Portfolio's investment adviser believes are undervalued relative to other securities, earn low returns with a potential for higher returns, are undervalued relative to their potential for improved operating performance and financial strength or are issued by companies that have recently undergone a change in management or control and are undervalued relative to their potential for improved operating performance.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

    - VALUE STOCK RISK - the risk that the value of a security believed by the Portfolio's investment adviser to be undervalued may never reach what such investment adviser believes is its full value, or that such security's value may decrease.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                                   SUMMARY    35

PORTFOLIO PERFORMANCE

The following bar chart and table show Value Stock Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period (or a shorter period if the Portfolio has not been available that long) compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    95        32.96%
    96        30.95%
    97        21.19%
    98         1.75%

Best Quarter:      (Q4'98)     15.18%

Worst Quarter:     (Q3'98)    -13.65%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31,                             From
1998)                         1 Year  5 Years   10 Years   Inception

Value Stock Portfolio
 (inception 5/2/94)%           1.75       --         --      18.92
Russell 1000 Value Index      15.63    20.86      17.39         --
S&P Barra Value Index (1)     14.69    19.88      16.67         --

(1) During prior reporting periods, the Portfolio compared its annual total return performance to the S&P Barra Value Index. The Russell 1000 Value Index covers a comparable group of large capitalization stocks, and was selected to provide consistency with other Portfolios also employing the Russell 1000 Value Index.

36    SUMMARY

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                                            VALUE STOCK PORTFOLIO
                                                                                               Period from
                                                                                                 May 2,
                                                      Year ended December 31,                    1994 to
                                                                                              December 31,
                                            1998       1997(e)        1996         1995          1994(a)
Net asset value, beginning of
 period                              $        1.73         1.59         1.31         1.04             1.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          .03          .01          .01          .01               --
Net gains on securities (both
 realized and unrealized)                       --          .32          .39          .33              .04
Total from investment operations               .03          .33          .40          .34              .04
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                         --         (.02)        (.01)        (.01)            (.01)
Distributions from net realized
 gains                                          --         (.17)        (.11)        (.06)              --
Total distributions                             --         (.19)        (.12)        (.07)            (.01)
Net asset value, end of period       $        1.76         1.73         1.59         1.31             1.04
Total return (b)                     %        1.75        21.19        30.95        32.96             4.57
Net assets, end of period (in
 thousands)                          $     214,046      208,093       97,187       31,825            8,771
Ratio of expenses to average daily
 net assets (c)                      %         .79          .80          .83          .89              .90(d)
Ratio of net investment income to
 average daily net assets (c)        %        1.54         1.13         1.28         1.25             2.07(d)
Portfolio turnover rate (excluding
 short-term securities)              %        88.9        115.4         88.6        164.2             49.5

(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
(c) Minnesota Life voluntarily absorbed $11,610 and $22,503 in expenses for the year ended December 31, 1995 and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .95% and 1.56%, respectively, and the ratio of net investment income to average daily net assets would have been 1.19% and 1.41%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                                   SUMMARY    37

SMALL COMPANY VALUE PORTFOLIO

Small Company Value Portfolio seeks long-term accumulation of capital.

The Portfolio primarily invests in various types of equity securities of small capitalization companies (I.E. companies with a market capitalization of less than $1.5 billion) at the time of purchase. These equity securities will consist primarily of common stock, but may also include preferred stock and other securities convertible into equity securities. In selecting equity securities, the Portfolio invests in securities that the Portfolio's investment adviser believes are undervalued relative to other securities, earn low returns with a potential for higher returns, are undervalued relative to their potential for improved operating performance and financial strength or are issued by companies that have recently undergone a change in management or control and are undervalued relative to their potential for improved operating performance.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

    - VALUE STOCK RISK - the risk that the value of a security believed by the Portfolio's investment adviser to be undervalued may never reach what such investment adviser believes is its full value, or that such security's value may decrease.

    - SMALL COMPANY RISK - the risk that equity securities of small companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

38    SUMMARY

PORTFOLIO PERFORMANCE

The following bar chart and table show Small Company Value Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period (or a shorter period if the Portfolio has not been available that long) compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    98        -6.75%

Best Quarter:      (Q4'98)     11.49%

Worst Quarter:     (Q3'98)    -19.72%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31,                             From
1998)                         1 Year  5 Years   10 Years   Inception

Small Company Value
 Portfolio
 (inception 10/1/97)%         -6.75       --         --      -3.70
Russell 2000 Value Index      -6.44    13.13      13.96         --

                                                                   SUMMARY    39

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                     SMALL COMPANY VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
                                                                   Period from October
                                                                            1,
                                                  Year ended             1997 to
                                                 December 31,          December 31,
                                                     1998                1997(a)
Net asset value, beginning of period       $             1.03                   1.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     .01                     --
Net gains (losses) on securities (both
 realized and unrealized)                                (.08)                   .02
Total from investment operations                         (.07)                   .02
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.01)                    --
Total distributions                                      (.01)                    --
Net asset value, end of period             $              .95                   1.03

Total return (b)                           %            (6.75)                  2.30
Net assets, end of period (in thousands)   $            8,646                  5,177
Ratio of expenses to average daily net
 assets (c)                                %              .90                    .90(d)
Ratio of net investment income to
 average daily net assets (c)              %             1.52                   1.13(d)
Portfolio turnover rate (excluding
 short-term securities)                    %             70.2                   13.0

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $58,848 and $11,517 in expenses for the year ended December 31, 1998, and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.83% and 1.78%, respectively, and the ratio of net investment income to average daily net assets would have been .59% and .25%, respectively.
(d)  Adjusted to an annual basis.

40    SUMMARY

GLOBAL BOND PORTFOLIO

Global Bond Portfolio seeks to maximize current income, consistent with the protection of principal.

The Portfolio invests mainly in a variety of investment-grade debt securities issued by domestic and foreign issuers. These debt securities include, among other things, debt obligations issued or guaranteed by foreign governments or any of their agencies or instrumentalities, debt obligations issued or guaranteed by supranational organizations established or supported by foreign governments and debt obligations issued by foreign companies. In addition, the Portfolio may invest in U.S. debt obligations including, among other things, corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, asset-backed securities and other debt obligations of U.S. banks or savings and loan associations.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - INTEREST RATE RISK - the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - Global Bond Portfolio").

    - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

    - CREDIT RISK - the risk that an issuer of a debt security or fixed income obligation will not make payments on the security or obligation when due.

    - CALL RISK - the risk that securities with interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

    - PREPAYMENT RISK - the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

    - EXTENSION RISK - the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

    - FOREIGN SECURITIES RISK - the risk that the value of foreign companies or foreign government securities may be subject to greater volatility than domestic securities due to additional factors related to investing in foreign securities.

    - CURRENCY RISK - the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                                   SUMMARY    41

PORTFOLIO PERFORMANCE

The following bar chart and table show Global Bond Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period (or a shorter period if the Portfolio has not been available that long) compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    98        16.18%

Best Quarter:      (Q3'98)      8.07%

Worst Quarter:     (Q1'98)      2.21%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31,                             From
1998)                         1 Year  5 Years   10 Years   Inception

Global Bond Portfolio
 (inception 10/1/97)%         16.18       --        --       12.79
Salomon Brothers World
 Government Bond Index        15.38     7.85      8.97          --
Salomon Brothers Non-U.S.
 World Government Bond
 Index(1)                     17.79     8.26        --          --

(1) During prior reporting periods, the Portfolio compared its annual total return performance to the Salomon Brothers Non-U.S. World Government Bond Index. The Portfolio formerly invested on an international (outside the U.S.) rather than a global (including the U.S.) basis. The Salomon Brothers World Government Bond Index includes government debt securities issued by the United States and better reflects the Portfolio's current country diversification.

42    SUMMARY

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                           GLOBAL BOND PORTFOLIO
                                                             Period from
                                                             October 1,
                                           Year ended          1997 to
                                          December 31,      December 31,
                                              1998             1997(a)
Net asset value, beginning of
 period                              $             .98              1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       .05              (.02)
Net gains on securities (both
 realized and unrealized)                          .11               .02
Total from investment operations                   .16                --
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                           (.03)             (.01)
Distributions from net realized
 gains                                            (.06)               --
Excess distributions of net
 investment income                                  --              (.01)
Total distributions                               (.09)             (.02)
Net asset value, end of period       $            1.05               .98

Total return (b)                     %           16.18               .10
Net assets, end of period (in
 thousands)                          $          31,152            25,019
Ratio of expenses to average daily
 net assets                          %            1.13              1.60(c)
Ratio of net investment income to
 average daily                       %            4.86              3.66(c)
Portfolio turnover rate (excluding
 short-term securities)              %           285.3             120.5

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c)  Adjusted to an annual basis.

                                                                   SUMMARY    43

INDEX 400 MID-CAP PORTFOLIO

Index 400 Mid-Cap Portfolio seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (the S&P 400).

The Portfolio invests at least 80% of its total assets in common stocks included in the S&P 400.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - INDEX PERFORMANCE RISK - the risk that the Portfolio's ability to replicate the performance of the S&P 400 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Rating Services calculates the S&P 400, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses.

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

44    SUMMARY

PORTFOLIO PERFORMANCE

The following bar chart and table show Index 400 Mid-Cap Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period (or a shorter period if the Portfolio has not been available that long) compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    98        16.68%

Best Quarter:      (Q4'98)     26.59%

Worst Quarter:     (Q3'98)    -14.74%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31,                             From
1998)                         1 Year  5 Years   10 Years   Inception

Index 400 Mid-Cap
 Portfolio
 (inception 10/1/97)%         16.68       --         --      13.17
S&P 400 MidCap Index          19.09    18.80      19.27         --

                                                                   SUMMARY    45

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                        INDEX 400 MID-CAP PORTFOLIO
                                                             Period from
                                                             October 1,
                                           Year ended          1997 to
                                          December 31,      December 31,
                                              1998             1997(a)
Net asset value, beginning of
 period                              $            1.01              1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              .01                --
Net gains on securities (both
 realized and unrealized)                          .16               .01
Total from investment operations                   .17               .01
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                           (.01)               --
Distributions from net realized
 gains                                            (.02)               --
Total distributions                               (.03)               --
Net asset value, end of period       $            1.15              1.01

Total return (b)                     %           16.68               .06
Net assets, end of period (in
 thousands)                          $          10,511             5,052
Ratio of expenses to average daily
 net assets (c)                      %             .55               .55(d)
Ratio of net investment income to
 average daily net assets (c)        %             .78               .89(d)
Portfolio turnover rate (excluding
 short-term securities)              %            85.4               4.9

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
(c) Minnesota Life voluntarily absorbed $52,946 and $14,670 in expenses for the year ended December 31, 1998, and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.36% and 1.70%, respectively, and the ratio of net investment (loss) to average daily net assets would have been (.03)% and (.26)%, respectively.
(d)  Adjusted to an annual basis.

46    SUMMARY

MACRO-CAP VALUE PORTFOLIO

Macro-Cap Value Portfolio seeks high total return.

The Portfolio primarily invests in common stocks of very large capitalization domestic companies (I.E. typically companies with a market capitalization of at least $8 billion) at the time of purchase. These equity securities will consist primarily of common stock, but may also include preferred stock and other securities convertible into equity securities. In selecting equity securities, the Portfolio invests in securities that the Portfolio's investment sub-adviser believes are undervalued relative to their potential for improved operating performance and financial strength.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

    - VALUE STOCK RISK - the risk that the value of a security believed by the Portfolio's investment sub-adviser to be undervalued may never reach what such investment sub-adviser believes is its full value, or that such security's value may decrease.

    - LARGE COMPANY RISK - the risk that a portfolio of very large capitalization company securities may underperform the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                                   SUMMARY    47

PORTFOLIO PERFORMANCE

The following bar chart and table show Macro-Cap Value Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period (or a shorter period if the Portfolio has not been available that long) compares to the return of a broad based index. The chart and tables assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    98        22.33%

Best Quarter:      (Q4'98)     20.98%

Worst Quarter:     (Q3'98)    -10.25%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31,                             From
1998)                         1 Year  5 Years   10 Years   Inception

Macro-Cap Value Portfolio
 (inception 10/15/97)%        22.33       --         --      15.99
S&P 500 Index (as
 adjusted for dividend
 reinvestment)                28.57    24.05      19.19         --

48    SUMMARY

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                              MACRO-CAP VALUE PORTFOLIO
                                                                  Period from
                                                                  October 15,
                                                Year ended          1997 to
                                               December 31,      December 31,
                                                   1998             1997(a)
Net asset value, beginning of period      $             .97              1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   .01                --
Net gains (losses) on securities (both
 realized and unrealized)                               .21              (.02)
Total from investment operations                        .22              (.02)
LESS DISTRIBUTIONS:
Dividends from net investment income                     --              (.01)
Distributions from net realized gains                  (.05)               --
Total distributions                                    (.05)             (.01)
Net asset value, end of period            $            1.14               .97

Total return (b)                          %           22.33             (2.13)
Net assets, end of period (in thousands)  $          11,088             4,923
Ratio of expenses to average daily net
 assets (c)                               %             .85               .85(d)
Ratio of net investment income to
 average daily net assets(c)              %             .69              2.04(d)
Portfolio turnover rate (excluding
 short-term securities)                   %           164.0              36.7

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 15, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $114,468 and $22,940 in expenses for the year ending December 31, 1998 and the period ending December 31, 1997. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.53% and 3.13%, respectively, and the ratio of net investment (loss) to average daily net assets would have been (.99)% and (.24)%, respectively.
(d)  Adjusted to an annual basis.

                                                                   SUMMARY    49

MICRO-CAP GROWTH PORTFOLIO

Micro-Cap Growth Portfolio seeks long-term capital appreciation.

The Portfolio primarily invests in equity securities of micro-cap companies (I.E., companies with a market capitalization of less than $300 million) at the time of purchase. The Portfolio primarily invests in common stock but may also invest in preferred stock and securities convertible into equity securities. In selecting equity securities, the Portfolio invests in securities that the Portfolio's investment sub-adviser believes show sustainable earnings growth potential and improving profitability.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

    - MICRO-CAP COMPANY RISK - the risk that equity securities of micro-cap companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth.

    - GROWTH STOCK RISK - the risk that if the assessment by the Portfolio's investment sub-adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment sub-adviser has placed on it.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

50    SUMMARY

PORTFOLIO PERFORMANCE

The following bar chart and table show Micro-Cap Growth Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period (or a shorter period if the Portfolio has not been available that long) compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    98        13.44%

Best Quarter:      (Q4'98)     29.97%

Worst Quarter:     (Q3'98)    -20.12%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31,                             From
1998)                         1 Year  5 Years   10 Years   Inception

Micro-Cap Growth
 Portfolio
 (inception 10/1/97)%         13.44       --         --      -1.23
Russell 2000 Growth Index      1.24    10.22      11.54         --

                                                                   SUMMARY    51

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS                        MICRO-CAP GROWTH PORTFOLIO
                                                             Period from
                                                             October 1,
                                           Year ended          1997 to
                                          December 31,      December 31,
                                              1998             1997(a)
Net asset value, beginning of
 period                              $             .89              1.06
INCOME FROM INVESTMENT OPERATIONS:
Net gains (losses) on securities
 (both realized and unrealized)                    .12              (.14)
Total from investment operations                   .12              (.14)
LESS DISTRIBUTIONS:
Distributions from net realized
 gains                                              --              (.03)
Total distributions                                 --              (.03)
Net asset value, end of period       $            1.01               .89

Total return (b)                     %           13.44            (13.20)
Net assets, end of period (in
 thousands)                          $           8,034             4,591
Ratio of expenses to average daily
 net assets (c)                      %            1.25              1.25(d)
Ratio of net investment (loss) to
 average daily net assets (c)        %            (.40)             (.24)(d)
Portfolio turnover rate (excluding
 short-term securities)              %            67.4              28.9

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $46,960 and $11,102 in expenses for the year ended December 31, 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.10% and 2.03%, respectively, and the ratio of net investment (loss) to average daily net assets would have been (1.25)% and (1.02)%, respectively.
(d)  Adjusted to an annual basis.

52    SUMMARY

REAL ESTATE SECURITIES PORTFOLIO

Real Estate Securities Portfolio seeks above average income and long-term growth of capital.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in real estate and real estate-related securities. "Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. "Real estate-related securities" include securities issued by companies engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

Most of the Portfolio's real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate mortgages or shares issued by other REITs. In selecting securities, the Portfolio's investment adviser considers factors such as a company's financial condition, financial performance, policies and strategies, real estate properties and competitive market condition.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

    - REAL ESTATE RISK - the risk that the value of the Portfolio's investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures.

    - REIT-RELATED RISK - the risk that the value of the Portfolio's equity securities issued by REITs will be adversely affected by changes in the value of the underlying property.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                                   SUMMARY    53

PORTFOLIO PERFORMANCE

The following bar chart and table show Real Estate Securities Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period (or a shorter period if the Portfolio has not been available that long) compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    98      -14.90%(1)

Best Quarter:      (Q4'98)      1.93%

Worst Quarter:     (Q3'98)    -13.21%

(1)  For the period from May 1, 1998 (date of inception) to December 31, 1998.

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDING DECEMBER 31, 1998)            From
                                        1 Year  Inception

Real Estate Securities Portfolio
 (inception 5/1/98)%                       --     -14.90
Wilshire Associates Real Estate
 Securities Index                       -17.64    -14.32

54    SUMMARY

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal period indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                           REAL ESTATE
                                             SECURITIES
FINANCIAL HIGHLIGHTS                          PORTFOLIO
                                           Period from
                                             May 1,
                                             1998 to
                                          December 31,
                                             1998(a)
Net asset value, beginning of
 period                              $            1.02
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              .03
Net losses on securities (both
 realized and unrealized)                         (.19)
Total from investment operations                  (.16)
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                           (.03)
Total distributions                               (.03)
Net asset value, end of period       $             .83
Total return (b)                     %          (14.90)
Net assets, end of period (in
 thousands)                          $           5,322
Ratio of expenses to average daily
 net assets (c)(d)                   %             .90
Ratio of net investment income to
 average daily net assets (c)(d)     %            5.54
Portfolio turnover rate (excluding
 short-term securities)              %            54.0

(a) The inception of the Portfolio was May 1, 1998 when the shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
(c) Minnesota Life voluntarily absorbed $31,736 in expenses for the period ended December 31, 1998. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.90% and the ratio of net investment income to average daily net assets would have been 4.54%.
(d)  Adjusted to an annual basis.

                                                                   SUMMARY    55

                             INVESTING IN THE FUND

MANAGING THE PORTFOLIOS

The Fund's investment adviser is Advantus Capital Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101. Since its inception in 1994, Advantus Capital has provided investment advisory services for the Portfolios and other Advantus Funds, and has managed investment portfolios for various private accounts. With more than $14.2 billion of assets under management, Advantus Capital manages the Fund's investments and provides all necessary office space, equipment and personnel for servicing the Fund's investments. Advantus Capital is a wholly-owned subsidiary of Minnesota Life, which was organized in 1880 and has assets on a consolidated basis of more than $16.4 billion. Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. In addition, Minnesota Life serves as administrative services agent to the Fund.

The Fund and Advantus Capital have obtained an exemptive order from the SEC allowing it to use a "manager of managers" strategy related to management of the Fund. Under this strategy, Advantus Capital may select new Portfolio investment sub-advisers upon the approval of the Fund's Board of Directors and without shareholder approval. Advantus Capital may change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any investment sub-adviser changes. In any event, Fund shareholders may terminate investment sub-adviser arrangements upon a vote of the majority of the applicable outstanding Portfolio shares. Advantus Capital is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement and retains ultimate responsibility for the investment performance of each Portfolio employing a sub-adviser. Investors in the Fund (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life) are, in effect, electing to have Advantus Capital either manage the investment of a Portfolio's assets or select one or more sub-advisers to achieve that Portfolio's investment objective.

The investment sub-adviser of the Capital Appreciation Portfolio is Winslow Capital Management, Inc. (Winslow), 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow provides investment advice and generally conducts the investment management program for the Capital Appreciation Portfolio.

The investment sub-adviser of the International Stock Portfolio is Templeton Investment Counsel, Inc. (Templeton Counsel), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394. Templeton Counsel provides investment advice and generally conducts the investment management program for the International Stock Portfolio.

The investment sub-adviser of the Global Bond Portfolio is Julius Baer Investment Management Inc. (JBIM), 330 Madison Avenue, New York, New York 10017. JBIM provides investment advice and generally conducts the investment management program for the Portfolio's foreign securities and determines the Portfolio's total allocation of domestic and foreign securities. Advantus Capital provides investment advice and generally conducts the investment management program for the Portfolio's domestic securities.

56    INVESTING IN THE FUND

The investment sub-adviser of the Macro-Cap Value Portfolio is J.P. Morgan Investment Management Inc. (J.P. Morgan), 522 Fifth Avenue, New York, New York 10036. J.P. Morgan provides investment advice and generally conducts the investment management program for the Macro-Cap Value Portfolio.

The investment sub-adviser of the Micro-Cap Growth Portfolio is Wall Street Associates (WSA), La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037. WSA provides investment advice and generally conducts the investment management program for the Micro-Cap Growth Portfolio.

The following persons serve as the primary portfolio managers for the
Portfolios:

                                            PORTFOLIO MANAGER           PRIMARY PORTFOLIO    BUSINESS EXPERIENCE DURING PAST
PORTFOLIO                                       AND TITLE                 MANAGER SINCE                 FIVE YEARS
Growth                              Thomas A. Gunderson                 June 30, 1997       Vice President of Advantus
                                    Portfolio Manager                                       Capital; Investment Officer of
                                                                                            MIMLIC Asset Management Company,
                                                                                            Advantus Capital's predecessor
                                                                                            ("MIMLIC Management")
Bond                                Wayne R. Schmidt                    May 1, 1991         Vice President of Advantus
                                    Portfolio Manager                                       Capital; Investment Officer of
                                                                                            MIMLIC Management
Money Market                        Steven S. Nelson                    May 1, 1999         Vice President of Advantus Capital
                                    Portfolio Manager                                       since February 1999, Portfolio
                                                                                            Manager of Advantus Capital since
                                                                                            September 1998; Vice President of
                                                                                            Reliastar Investment Research,
                                                                                            Inc. from June 1996 to September
                                                                                            1998; Investment Officer, MIMLIC
                                                                                            Management, from July 1992 to May
                                                                                            1996
Asset Allocation                    Thomas A. Gunderson                 January 1, 1989     Vice President of Advantus
                                    Portfolio Manager                                       Capital; Investment Officer of
                                                                                            MIMLIC Management
                                    Wayne R. Schmidt                    May 1, 1999         Vice President of Advantus
                                    Portfolio Manager                                       Capital; Investment Officer of
                                                                                            MIMLIC Management
Mortgage Securities                 Kent R. Weber                       January 1, 1990     Vice President of Advantus
                                    Portfolio Manager                                       Capital; Investment Officer of
                                                                                            MIMLIC Management
Index 500                           Kevin S. Zwart                      August 1, 1998      Equity Trader, Advantus Capital
                                    Portfolio Manager                                       since January 1997; Mutual Fund
                                                                                            Accountant, Minnesota Life, from
                                                                                            November 1993 to December 1996
Capital Appreciation                Clark Winslow                       November 13, 1992   President, Portfolio Manager and
                                    President, Winslow Capital                              Director, Winslow Capital
                                    Management, Inc.                                        Management, Inc.; Senior Vice
                                                                                            President and Portfolio Manager,
                                                                                            Alliance Capital Management L.P.
International Stock                 Gary R. Clemons                     June 2, 1997        Senior Vice President, Portfolio
                                    Senior Vice President, Templeton                        Management/ Research, Templeton
                                    Investment Counsel, Inc.                                Investment Counsel, Inc., since
                                                                                            1993
Small Company Growth                James P. Tatera                     April 23, 1993      Vice President and Treasurer of
                                    Vice President and Equity                               Advantus Capital; Vice President
                                    Portfolio Manager                                       of MIMLIC Management; Second Vice
                                                                                            President of Minnesota Life
Maturing Government Bond - 2002,    Kent R. Weber                       April 25, 1994      Vice President of Advantus
2006 and 2010                       Portfolio Manager                                       Capital; Investment Officer of
                                                                                            MIMLIC Management
Value Stock                         Gary A. Aster                       March 13, 1998      Vice President of Advantus
                                    Portfolio Manager                                       Capital; Investment Officer and
                                                                                            Equity Portfolio Manager of MIMLIC
                                                                                            Management; Managing Director,
                                                                                            Dain Bosworth, Seattle,
                                                                                            Washington, from July 1995 to
                                                                                            December 1997; prior to that time,
                                                                                            Portfolio Manager, Safeco Asset
                                                                                            Management, Seattle, Washington

                                                     INVESTING IN THE FUND    57

                                            PORTFOLIO MANAGER           PRIMARY PORTFOLIO    BUSINESS EXPERIENCE DURING PAST
PORTFOLIO                                       AND TITLE                 MANAGER SINCE                 FIVE YEARS
Small Company Value                 Mark L. Henneman                    October 1, 1998     Vice President of Advantus Capital
                                    Portfolio Manager                                       since July 1998; Senior Equity
                                                                                            Analyst and Quantitative/
                                                                                            Fundamental Analyst, The St. Paul
                                                                                            Companies, Inc. from May 1992 to
                                                                                            June 1998
Global Bond                         Edward C. Dove                      October 1, 1997     Director, Fixed Income, Julius
                                    Director, Chief Investment                              Baer Investment Management Inc.,
                                    Officer, Julius Baer Investment                         since January 1995
                                    Management Inc.
                                    Wayne R. Schmidt                    May 1, 1998         Vice President of Advantus
                                    Portfolio Manager                                       Capital; Investment Officer of
                                                                                            MIMLIC Management
Index 400 Mid-Cap                   Kevin S. Zwart                      August 1, 1998      Equity Trader, Advantus Capital
                                    Portfolio Manager                                       since January 1997; Mutual Fund
                                                                                            Accountant, Minnesota Life, from
                                                                                            November 1993 to December 1996
Macro-Cap Value                     Michael J. Kelly                    October 1, 1997     Institutional Portfolio Manager,
                                    Vice President, J.P. Morgan                             J.P. Morgan Investment Management
                                    Investment Management Inc.                              Inc.
Micro-Cap Growth                    William Jeffery, III and Kenneth    October 1, 1997     Principals and Portfolio Managers,
                                    F. McCain, Principals and                               Wall Street Associates
                                    Portfolio Managers, Wall Street
                                    Associates
Real Estate Securities              Joseph R. Betlej                    May 1, 1998         Vice President of Advantus
                                    Portfolio Manager                                       Capital; Vice President of MIMLIC
                                                                                            Management since September 1996;
                                                                                            prior to that time, Investment
                                                                                            Officer, MIMLIC Management

58    INVESTING IN THE FUND

ADVISORY FEES

The Fund pays Advantus Capital monthly fees calculated on an annual basis for each Portfolio. Advantus Capital uses a portion of the applicable fees to pay sub-advisers fees. The annual advisory fees paid to Advantus Capital for each of the Portfolios are as follows:

                                                           ADVISORY FEE
                                                    (AS A PERCENTAGE OF AVERAGE
PORTFOLIO                                                DAILY NET ASSETS)
Growth Portfolio                                                 .50%
Bond Portfolio                                                   .50%
Money Market Portfolio                                           .50%
Asset Allocation Portfolio                                       .50%
Mortgage Securities Portfolio                                    .50%
Index 500 Portfolio                                              .40%
Capital Appreciation Portfolio                                   .75%(1)
International Stock Portfolio                                   1.00%(2)
Small Company Growth Portfolio                                   .75%
Maturing Government Bond Portfolios                              .25%
Value Stock Portfolio                                            .75%
Small Company Value Portfolio                                    .75%
Global Bond Portfolio                                            .60%(3)
Index 400 Mid-Cap Portfolio                                      .40%
Macro-Cap Value Portfolio                                        .70%(4)
Micro-Cap Growth Portfolio                                      1.10%(5)
Real Estate Securities Portfolio                                 .75%

(1) Advantus Capital uses a portion of these fees to pay Winslow an annual sub-advisers fee equal to .375% of the Portfolio's average daily net assets.
(2) International Stock Portfolio pays Advantus Capital a fee equal to 1.00% for the first $10 million of average daily net assets, .90% on the next $15 million, .80% on the next $25 million, .75% on the next $50 million and .65% on the next $100 million and thereafter. Advantus Capital uses a portion of these fees to pay Templeton Counsel an annual sub-advisers fee equal to .75% for the first $10 million of the Portfolio's average daily net assets, .65% on the next $15 million, .55% on the next $25 million, .50% on the next $50 million and .40% on the next $100 million and thereafter.
(3) Advantus Capital uses a portion of these fees to pay JBIM an annual sub-advisers fee equal to .30% of the Portfolio's average daily net assets.
(4) Advantus Capital uses a portion of these fees to pay J.P. Morgan an annual sub-advisers fee equal to .45% of the Portfolio's average daily net assets.
(5) Advantus Capital uses a portion of these fees to pay WSA an annual sub-advisers fee equal to .85% of the Portfolio's average daily net assets.

                                                     INVESTING IN THE FUND    59

VOLUNTARY FEE ABSORPTION

Minnesota Life has voluntarily agreed to absorb all fees and expenses that exceed .65% of average daily net assets for the Growth Portfolio, Bond Portfolio, Money Market Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio, .55% of average daily net assets for the Index 500 Portfolio and Index 400 Mid-Cap Portfolio, .90% of average daily net assets for the Capital Appreciation Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio and Real Estate Securities Portfolio,
 .40% of average daily net assets for each of the three Maturing Government Bond Portfolios, 1.60% of average daily net assets of Global Bond Portfolio, .85% of average daily net assets of Macro-Cap Value Portfolio, and 1.25% of average daily net assets of Micro-Cap Growth Portfolio. In addition, Minnesota Life has voluntarily agreed to absorb expenses, excluding investment advisory fees, that exceed 1.00% for International Stock Portfolio.

INVESTMENT OBJECTIVE,
POLICIES AND PRACTICES

GROWTH PORTFOLIO

Growth Portfolio seeks long-term accumulation of capital. Current income is a factor in the selection of securities, but is a secondary objective.

The Portfolio primarily invests in various equity securities of mid and large capitalization companies (I.E., companies with a market capitalization of at least $1 billion). The Portfolio primarily invests in common and preferred stocks but may also invest in securities convertible into equity securities. From time to time, the Portfolio may also invest a lesser portion of its assets in equity securities of small capitalization companies. As of December 31, 1998, the average weighted market capitalization of the Portfolio's investments was $93.6 billion.

In selecting equity securities for the Portfolio, Advantus Capital primarily looks to an investment's potential for sustainable earnings growth and improving profitability. In selecting securities with earnings growth potential, Advantus Capital considers factors such as a company's competitive market position, quality of management, growth strategy, internal operating trends (such as profit margins, cash flows and earnings and revenue growth), overall financial condition, and ability to sustain current rate of growth. In seeking to achieve its investment objective, the Portfolio may also invest in equity securities of companies that Advantus Capital believes are temporarily undervalued or show promise of improved results due to new management, products, markets or other factors.

In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, investment-grade corporate debt securities, foreign securities, warrants, covered call options on equity securities written by the Portfolio, securities of other mutual funds, index depositary receipts, repurchase agreement transactions and money market securities. To generate additional income, the Portfolio may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

60    INVESTING IN THE FUND

RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Growth Stock Risk
    - Inflation Risk
    - Large Company Risk
    - Market Risk
    - Mid Size Company Risk
    - Portfolio Risk
    - Sector Risk
    - Securities Lending Risk
    - Small Company Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

BOND PORTFOLIO

Bond Portfolio seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.

The Portfolio invests in a variety of investment-grade debt securities. These debt securities include:

    - investment-grade corporate debt obligations and mortgage-backed securities

    - debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds)

    - investment-grade mortgage-backed securities issued by governmental agencies and financial institutions

    - investment-grade asset-backed securities

    - U.S. dollar denominated investment-grade debt securities issued by foreign governments and companies and publicly traded in the United States

    - debt obligations of U.S. banks, savings and loan associations and savings banks

The Portfolio invests primarily in investment-grade debt obligations issued by domestic companies in a variety of industries. The Portfolio may invest in long-term debt securities (I.E., maturities of more than 10 years), intermediate debt securities (I.E., maturities from 3 to 10 years) and short-term debt securities (I.E., maturities of less than 3 years). In selecting corporate debt securities and their maturities, Advantus Capital seeks to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

The Portfolio may also invest a portion of its assets in CMOs, stripped mortgage-backed securities and asset-backed securities. CMOs are debt obligations typically issued by a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

                                                     INVESTING IN THE FUND    61

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments.

Asset-backed securities represent interest in pools of consumer loans (such as credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its debt, mortgage-related and asset-backed securities portfolio will range from four to seven years.

In addition, the Portfolio may invest lesser portions of its assets in non-investment grade debt securities issued by domestic governments and companies, restricted and illiquid securities, covered call options on debt securities written by the Portfolio, covered put options on debt securities, securities purchased on a when-issued or forward commitment basis, mortgage dollar roll transactions, securities of other mutual funds, preferred stocks and other equity securities obtained upon conversion of debt securities or warrants, repurchase agreement transactions and money market securities. To generate additional income, the Portfolio may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Call Risk
    - Concentration Risk
    - Credit Risk
    - Extension Risk
    - Income Risk
    - Inflation Risk
    - Interest Rate Risk
    - Market Risk
    - Portfolio Risk
    - Prepayment Risk
    - Securities Lending Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

MONEY MARKET PORTFOLIO

Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

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
The Portfolio invests in a variety of U.S. dollar denominated money market securities, including:

    - securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (including bills, notes, bonds and certificates of indebtedness)

    - obligations of domestic banks, savings and loan associations, savings banks with total assets of at least $2 billion (including certificates of deposit, bank notes, commercial paper, time deposits and bankers' acceptances)

    - U.S. dollar denominated obligations of U.S. branches or agencies of foreign banks with total assets of at least $2 billion

    - U.S. dollar denominated obligations of Canadian chartered banks and London branches of U.S. banks with total assets of at least $2 billion

    - obligations of supranational entities such as the International Bank for Reconstruction and Development

    - domestic corporate, domestic limited partnership and affiliated foreign corporate obligations (including commercial paper, notes and bonds)

In addition, the Portfolio may invest lesser portions of its assets in securities of other mutual funds and restricted and illiquid securities.

The Portfolio invests only in high quality securities. Generally, the Portfolio may purchase only securities rated within the two highest short-term rating categories of one or more national rating agencies. The Portfolio only invests in securities that mature in 397 calendar days or less from the date of purchase. The Portfolio maintains an average weighted maturity of 90 days or less.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Concentration Risk
    - Credit Risk
    - Foreign Securities Risk
    - Income Risk
    - Inflation Risk
    - Interest Rate Risk
    - Market Risk
    - Stable Price Risk
    - Portfolio Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

ASSET ALLOCATION PORTFOLIO

Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk.

The Portfolio's investments may, at any time, consist of equity securities, investment-grade debt securities, mortgage-related securities, money market securities or any combination of these securities. The Portfolio's investments will be allocated among these asset classes based on Advantus Capital's risk/return analysis as to current economic or market conditions, trends in investment yields and investment rates, changes in fiscal or monetary policies and other relevant factors. If Advantus Capital believes total return from debt securities will exceed total return from equity securities, the Portfolio will invest mostly in debt securities. On the other hand, if Advantus Capital believes total return from equity securities will exceed total return from long or

                                                     INVESTING IN THE FUND    63
short-term debt securities, the Portfolio will invest mostly in equity securities. Further, if Advantus Capital believes interest rates will rise, the Portfolio may invest mostly in short-term money market securities. As a result, Advantus Capital has more discretion to invest in a variety of securities than most mutual funds. The Portfolio may invest up to 75% of its total assets in equity securities or in long-term and short-term debt securities and mortgage-related securities, and up to 100% of its total assets in money market securities.

The Portfolio invests in various types and classes of equity securities such as common stock but may also invest in preferred stock and securities convertible into equity securities. In selecting equity securities, Advantus Capital looks first to an investment's potential for capital appreciation and then to its income potential. The Portfolio generally invests in companies with strong long-term growth potential. However, the Portfolio may also invest in equity securities of companies that Advantus Capital believes are temporarily undervalued or show promise of improved results due to new management, products, markets or other factors.

The Portfolio also may invest in long, intermediate and short-term investment-grade debt securities. These debt securities include U.S. government and agency debt securities and investment-grade debt obligations of U.S. banks, savings and loan associations, savings banks with total assets of at least $2 billion, corporate debt obligations, notes and other investment-grade debt securities of any maturity and investment-grade commercial paper issued by U.S. corporations or affiliated foreign corporations.

The Portfolio may invest in mortgage-related securities such as collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities and may purchase securities on a when-issued or forward commitment basis. CMOs are debt obligations typically issued by a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. Stripped mortgage-backed securities represent ownership interests in a pool of mortgages. Securities purchased on a when-issued or delayed delivery basis require the Portfolio to purchase securities on a later date with the price fixed at the time of the purchase commitment.

In addition, the Portfolio may invest in money market securities that mature within one year from the date of purchase.

As a rule of thumb, a portfolio of debt and mortgage-related securities generally experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of debt and mortgage-related securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt and mortgage-related securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its debt and mortgage-related securities portfolio will range from one to seven years.

In addition, the Portfolio may invest lesser portions of its assets in non-investment grade corporate debt obligations and mortgage-related securities, securities of other mutual funds, securities purchased on a when-issued or forward commitment basis, restricted and illiquid securities, foreign securities, warrants and options to purchase securities, mortgage dollar rolls, index depositary receipts and repurchase and reverse repurchase agreement transactions. To generate additional income, the Portfolio may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

64    INVESTING IN THE FUND

RISKS. An investment in the Portfolio is subject to the following risks:

    - Call Risk
    - Company Risk
    - Concentration Risk
    - Credit Risk
    - Extension Risk
    - Income Risk
    - Inflation Risk
    - Interest Rate Risk
    - Large Company Risk
    - Market Risk
    - Mid Size Company Risk
    - Portfolio Risk
    - Prepayment Risk
    - Sector Risk
    - Securities Lending Risk
    - Small Company Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

MORTGAGE SECURITIES PORTFOLIO

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

Under normal circumstances, the Portfolio invests at least 65% of its total assets in mortgage-related securities. The Portfolio invests a major portion of its assets in high and investment-grade securities representing interests in pools of mortgage loans. In addition, the Portfolio may invest in a variety of other mortgage-related securities including collateralized mortgage obligations
(CMOs) and stripped mortgage-backed securities.

In selecting mortgage-related securities, Advantus Capital considers a variety of factors, including prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (I.E., residential versus commercial real estate) and the type of underlying mortgage loan (I.E., a 30-year fully-amortized loan versus a 15-year fully-amortized loan). Advantus Capital also considers current and expected trends in economic conditions, interest rates and the mortgage market, and selects securities which, in its judgment, are likely to perform well in those circumstances.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or "passed through" to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In "pass through" mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans. To avoid this non-payment risk, the Portfolio may also invest in "modified pass through" mortgage loan pools which provide that the security holder will receive interest and principal payments regardless of whether mortgagors make payments on the underlying mortgage loans.

The Portfolio may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal governmental guarantors of mortgage-related securities are the Federal National Mortgage Association (FNMA)

                                                     INVESTING IN THE FUND    65
and the Federal Home Loan Mortgage Corporation (FHLMC). FNMA and FHLMC generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (I.E., savings and loan institutions, commercial banks and mortgage bankers).

The Portfolio may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government related securities. Unlike government agency sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The Portfolio may also invest a major portion of its assets in CMOs and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the security holder to receive the interest portion of cash payments, while the principal component only allows the security holder to receive the principal portion of cash payments.

As a rule of thumb, a portfolio of fixed income securities (including mortgage-related securities) experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of mortgage-related securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of mortgage-related securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its investment portfolio will range from one to seven years.

In addition, the Portfolio may invest lesser portions of its assets in non-investment grade mortgage-related securities, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, certificates of deposits, bankers' acceptances, investment-grade commercial paper, investment-grade and non-investment grade corporate debt securities, securities of other mutual funds, restricted and illiquid securities, direct mortgage investments, repurchase agreement transactions, when-issued or forward commitment transactions and mortgage dollar rolls. To generate additional income, the Portfolio may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

66    INVESTING IN THE FUND

RISKS. An investment in the Portfolio is subject to the following risks:

    - Call Risk
    - Concentration Risk
    - Credit Risk
    - Extension Risk
    - Income Risk
    - Inflation Risk
    - Interest Rate Risk
    - Market Risk
    - Portfolio Risk
    - Prepayment Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

INDEX 500 PORTFOLIO

Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).

Under normal conditions, the Portfolio invests its assets in all of the common stocks included in the S&P 500. The Portfolio attempts to achieve a correlation of 100% without considering Portfolio expenses. However, the Portfolio is not required to hold a minimum or maximum number of common stocks included in the S&P 500, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500.

Advantus Capital utilizes a computer program to confirm the Portfolio's S&P 500 replication and to round off security weightings.

In addition, the Portfolio may invest lesser portions of its assets in investment-grade short-term fixed income securities, securities of other mutual funds, restricted and illiquid securities, index depositary receipts, repurchase agreement transactions and money market securities. To generate additional income, the Portfolio may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

Standard & Poor's Rating Services (S&P), a division of the McGraw-Hill Companies, Inc., designates the stocks included in the S&P 500. From time to time, S&P may add or delete stocks from the S&P 500. Inclusion of a stock in the S&P 500 does not imply an opinion by S&P as to its investment merit. "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Index Performance Risk
    - Inflation Risk
    - Large Company Risk
    - Market Risk
    - Portfolio Risk
    - Sector Risk
    - Securities Lending Risk
    - Year 2000 Risk

                                                     INVESTING IN THE FUND    67

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

CAPITAL APPRECIATION PORTFOLIO

Capital Appreciation Portfolio seeks growth of capital.

The Portfolio primarily invests in various types of equity securities of small, mid and large capitalization companies. Under normal circumstances, the Portfolio will primarily invest in common stock, preferred stock or securities convertible into equity securities of small, mid and large capitalization companies. As of December 31, 1998, the average weighted market capitalization of the Portfolio's investments was $39.9 billion.

In selecting equity securities, the Portfolio invests in securities that Winslow, the Portfolio's investment sub-adviser, believes show possibilities for capital appreciation. In assessing capital appreciation potential, Winslow performs a company-by-company analysis rather than focusing on a specific industry or economic sector. Winslow is focused on identifying companies that exhibit a pattern of consistent earnings growth. While earnings growth is a focus, relative valuation measures, including price/earnings ratio, profit margins and cash flow, are important. As a secondary focus, Winslow may also consider an investment's potential to provide current income.

In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, investment-grade corporate debt securities, warrants, index depositary receipts, repurchase agreement transactions, securities of other mutual funds and money market securities. To generate additional income, the Portfolio may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Growth Stock Risk
    - Inflation Risk
    - Large Company Risk
    - Market Risk
    - Mid Size Company Risk
    - Portfolio Risk
    - Sector Risk
    - Securities Lending Risk
    - Small Company Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

INTERNATIONAL STOCK PORTFOLIO

International Stock Portfolio seeks long-term capital growth.

Under normal circumstances, the Portfolio invests at least 65% of its assets in equity securities of small, mid and large capitalization foreign companies. The Portfolio may invest in securities of companies or governments in developed foreign markets or in developing or emerging markets. Under normal circumstances, the Portfolio will maintain investments in at least three foreign countries.

68    INVESTING IN THE FUND

The Portfolio invests in equity securities. Equity securities generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, warrants or rights to purchase such securities. In selecting equity securities, Templeton Counsel, the Portfolio's investment sub-adviser, performs a company-by-company analysis, rather than focusing on a specific industry or economic sector. Templeton Counsel concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value will also be considered.

The Portfolio may also invest a lesser portion of its assets in closed-end investment companies, restricted and illiquid securities, U.S. government, domestic and foreign investment-grade debt securities, American Depositary Receipts, European Depositary Receipts, securities and index futures contracts, forward foreign currency exchange contracts, exchange-traded foreign currency futures contracts, securities of other mutual funds, non-investment grade debt securities, repurchase agreement transactions, securities purchased on a when-issued or forward commitment basis and money market securities. To generate additional income, the Portfolio may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Credit Risk
    - Currency Risk
    - Emerging Markets Risk
    - Euro Conversion Risk
    - Foreign Securities Risk
    - Income Risk
    - Inflation Risk
    - Interest Rate Risk
    - Large Company Risk
    - Market Risk
    - Mid Size Company Risk
    - Portfolio Risk
    - Sector Risk
    - Securities Lending Risk
    - Small Company Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

SMALL COMPANY GROWTH PORTFOLIO

Small Company Growth Portfolio seeks long-term accumulation of capital.

The Portfolio primarily invests in various types of equity securities of small capitalization companies (I.E. companies with a market capitalization of less than $1.5 billion) at the time of purchase. If a company's market capitalization exceeds $1.5 billion after the Portfolio purchases the company's securities, the Portfolio may nevertheless hold such securities. The Portfolio primarily invests in common stocks but may also invest in preferred stocks and securities convertible into equity securities. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in securities of small capitalization companies. From time to time, the Portfolio may also invest a lesser portion of its assets in securities of mid and large capitalization companies (I.E. companies with market capitalizations of at least $1.5 billion). As of December 31, 1998, the average weighted market capitalization of the Portfolio's investments was $1.5 billion.

In selecting equity securities for the Portfolio, Advantus Capital primarily looks to an investment's potential for sustainable earnings growth and improving profitability. In selecting securities with earnings growth potential, Advantus Capital considers factors such as a company's competitive market position, quality of

                                                     INVESTING IN THE FUND    69
management, growth strategy, internal operating trends (such as profit margins, cash flows and earnings and revenue growth), overall financial condition, and ability to sustain current rate of growth. In seeking to achieve its investment objective, the Portfolio may also invest in equity securities of companies that Advantus Capital believes are temporarily undervalued or show promise of improved results due to new management, products, markets or other factors.

In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, investment-grade corporate debt securities, foreign securities, warrants, covered call options on equity securities written by the Portfolio, index depositary receipts, repurchase agreement transactions, securities of other mutual funds and money market securities. To generate additional income, the Portfolio may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Growth Stock Risk
    - Inflation Risk
    - Market Risk
    - Mid Size Company Risk
    - Portfolio Risk
    - Sector Risk
    - Securities Lending Risk
    - Small Company Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

MATURING GOVERNMENT BOND PORTFOLIOS

Each of the Maturing Government Bond Portfolios seeks as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date.

Each of the Portfolios primarily invests in zero coupon securities. Zero coupon securities are securities that pay no cash income and are sold at a discount from their stated maturity value. When held to maturity, the entire return on zero coupon securities generally consists of the difference between each security's purchase price and its respective maturity value. As a result, an investor knows this difference at the time of purchase and can determine the investment return from such securities. However, since each Portfolio may invest in other non-zero coupon securities and instruments (as discussed below), such Portfolio's total investment return will vary from the aggregate purchase price-maturity value spread of its zero coupon securities. Nevertheless, these non-zero coupon securities will also describe an anticipated yield to a designated maturity date. In order to obtain an amount approximating the anticipated return from each Portfolio's zero coupon holdings, an investor should hold Portfolio shares until the respective maturity date of the applicable Portfolio.

The anticipated total return on an investment in each Portfolio will vary if shares of the Portfolio are redeemed prior to the stated maturity date. Generally, the value of zero coupon and non-zero coupon holdings prior to the stated maturity date may increase or decrease with changes in prevailing interest rates. Since shares redeemed prior to maturity are redeemed at net asset value (I.E. a value based on the current market value of the Portfolio's holdings per share), an investor may receive a significantly different investment

70    INVESTING IN THE FUND
return than anticipated at the time of purchase upon redemption prior to maturity. Return may also be affected by cash flow transactions affecting the Portfolio (E.G., redemptions by others or purchases of Portfolio shares).

In light of the above, the Fund may calculate an anticipated growth rate (AGR) and anticipated value at maturity (AVM) for each Portfolio. AGR estimates the average total return expected from an investment in a Portfolio until the target maturity date (assuming no withdrawals or additional investments). AVM estimates the value of an investment at the Portfolio's target maturity date. As discussed above, a number of factors can alter a Portfolio's AGR or AVM such as interest rate changes, transaction costs and other actions taken by Advantus Capital to improve total return. Despite this, if Portfolio shares are held to the target maturity date, then the return on the investment will approximate the applicable AGR and AVM.

Each Portfolio will mature on a specific target date. The current target dates are September 2002, 2006 and 2010. On each such target date, the Portfolio will be converted to cash and reinvested in another Fund Portfolio at the direction of the investor. If the investor does not provide reinvestment instructions, then the proceeds will automatically be invested in Money Market Portfolio.

Zero coupon securities include securities issued by the United States Treasury (Stripped Treasury Securities), by the U.S. government and its agencies and instrumentalities (Stripped Government Securities) and by domestic corporations (Stripped Corporate Securities). Under normal circumstances, each Portfolio will invest at least 65% of its net assets in Stripped Treasury Securities and Stripped Government Securities.

"Stripped Treasury Securities" consist of (a) debt obligations issued by the U.S. Treasury that are stripped of their respective unmatured interest coupon and (b) receipts and certificates for such stripped debt obligations and stripped interest coupons. "Stripped Government Securities" consist of zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by trusts to which payment of principal and interest are guaranteed by the U.S., and by other government sponsored corporations. "Stripped Corporate Securities" consist of zero coupon debt securities issued by domestic corporations, interest coupons stripped from corporate debt obligations and receipts and certificates for such stripped debt obligations and stripped coupons.

As a rule of thumb, a portfolio of fixed income securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of fixed income securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer effective duration is more price sensitive than a security with a shorter duration. In general, a portfolio of fixed income securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. Each Portfolio expects that under normal circumstances the effective duration of its investment portfolio will range within one year of the Portfolio's remaining maturity. Thus, if the time remaining to a Portfolio's target maturity date is five years, the Portfolio's duration will range from four to six years.

In addition, each Portfolio may invest lesser portions of its assets in other investment-grade debt obligations, restricted and illiquid securities, securities of other mutual funds, repurchase agreement transactions, cash,

                                                     INVESTING IN THE FUND    71
cash equivalent items and money market securities. To generate additional income, the Portfolio may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in each of the Portfolios is subject to the following risks:

    - Concentration Risk
    - Credit Risk
    - Income Risk
    - Inflation Risk
    - Interest Rate Risk
    - Market Risk
    - Portfolio Risk
    - Securities Lending Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

VALUE STOCK PORTFOLIO

Value Stock Portfolio seeks long-term accumulation of capital. The production of income is a secondary objective of the Portfolio.

The Portfolio primarily invests in various types of equity securities of mid and large capitalization companies (I.E., companies with a market capitalization of at least $1.5 billion). Under normal circumstances, the Portfolio will invest at least 65% of its total assets in common stocks issued by mid and large capitalization foreign and domestic companies that are publicly traded in the United States. The Portfolio may also invest in preferred stock and other securities convertible into equity securities. From time to time the Portfolio will also invest a lesser portion of its assets in securities of small capitalization companies. As of December 31, 1998, the average weighted market capitalization of the Portfolio's investments was $48.2 billion.

In selecting equity securities, Advantus Capital primarily looks to equity securities it believes are undervalued. Undervalued securities are securities that Advantus Capital believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns,
(b) are undervalued relative to the potential for improved operating performance and financial strength, and (c) are issued by companies that have recently undergone a change in management or control and that are undervalued relative to their potential for improved operating performance. In assessing relative value, Advantus Capital will consider factors such as a company's ratio of market price to earnings, ratio of market price to book value, ratio of market price to assets, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, product pricing, quality of management and competitive market position. As a secondary focus, Advantus Capital may also consider an investment's potential to provide current income. In seeking to achieve its investment objectives, the Portfolio may also invest in equity securities of companies that Advantus Capital believes show potential for sustainable earnings growth above the average market growth rate.

In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, convertible and non-convertible investment-grade and non-investment grade debt securities, securities of other mutual funds, foreign securities, warrants, repurchase agreement transactions, index depositary receipts, covered call options on equity securities written by the Portfolio and money market securities. To generate additional income, the Portfolio may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

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
RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Inflation Risk
    - Large Company Risk
    - Market Risk
    - Mid Size Company Risk
    - Portfolio Risk
    - Sector Risk
    - Securities Lending Risk
    - Value Stock Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

SMALL COMPANY VALUE PORTFOLIO

Small Company Value Portfolio seeks long-term accumulation of capital.

The Portfolio primarily invests in various types of equity securities of small capitalization companies (I.E., companies with a market capitalization of less than $1.5 billion) at the time of purchase. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks of small capitalization domestic companies and foreign companies that are publicly traded in the United States. The Portfolio may also invest in preferred stock and other securities convertible into equity securities. From time to time, the Portfolio will also invest a lesser portion of its assets in securities of mid and large capitalization companies (I.E., companies with a market capitalization of at least $1.5 billion). As of December 31, 1998, the average weighted market capitalization of the Portfolio's investments was $860.7 million.

In selecting equity securities, Advantus Capital primarily looks to equity securities it believes are undervalued. Undervalued securities are securities that Advantus Capital believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns,
(b) are undervalued relative to the potential for improved operating performance and financial strength, and (c) are issued by companies that have recently undergone a change in management or control and that are undervalued relative to their potential for improved operating performance. In assessing relative value, Advantus Capital will consider factors such as a company's ratio of market price to earnings, ratio of market price to book value, ratio of market price to assets, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, product pricing, quality of management and competitive market position. As a secondary focus, Advantus Capital may also consider an investment's potential to provide current income. In seeking to achieve its investment objectives, the Portfolio may also invest in equity securities of companies that Advantus Capital believes show potential for sustainable earnings growth above the average market growth rate.

In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, convertible and non-convertible investment-grade and non-investment grade debt securities, securities of other mutual funds, foreign securities, warrants, covered call options on equity securities written by the Portfolio, repurchase agreement transactions, index depositary receipts and money market securities. To generate additional income, the Portfolio may lend securities representing up to 20% of its total assets to broker-dealers, banks and other institutions.

                                                     INVESTING IN THE FUND    73

RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Inflation Risk
    - Market Risk
    - Mid Size Company Risk
    - Portfolio Risk
    - Sector Risk
    - Securities Lending Risk
    - Small Company Risk
    - Value Stock Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

GLOBAL BOND PORTFOLIO

Global Bond Portfolio seeks to maximize current income, consistent with the protection of principal.

The Portfolio invests mainly in a variety of investment-grade debt securities issued by domestic and foreign issuers. These debt securities include:

    - investment-grade corporate debt obligations issued by domestic and foreign corporate issuers

    - investment-grade debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds)

    - investment-grade debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations

    - investment-grade mortgage-backed securities, asset-backed securities issued or sponsored by domestic governmental agencies and financial institutions

    - investment-grade mortgage-backed and asset-backed securities issued or sponsored by domestic issuers

    - debt obligations of U.S. banks, savings and loan associations and savings banks

JBIM, the Portfolio's investment sub-adviser, determines the Portfolio's allocation between foreign and domestic securities and selects and manages the Portfolio's foreign investments. Advantus Capital selects and manages the Portfolio's domestic investments.

The Portfolio invests primarily in investment-grade debt obligations issued by domestic and foreign companies in a variety of industries. However, the Portfolio may invest in investment-grade and non-investment-grade Brady Bonds. The Portfolio may invest in long-term debt securities (I.E., maturities of more than 10 years), intermediate debt securities (I.E., maturities from 3 to 10 years) and short-term debt securities (I.E., maturities of less than 3 years). In selecting corporate debt securities and their maturities, Advantus Capital and JBIM seek to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

Under normal circumstances, the Portfolio will maintain investments in at least three foreign countries. The Portfolio may invest in securities or governments in developed foreign markets or in developing or emerging markets.

74    INVESTING IN THE FUND

The Portfolio may also invest a portion of its assets in CMOs, stripped mortgage-backed securities and asset-backed securities. CMOs are debt obligations typically issued by a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments.

Asset-backed securities represent interest in pools of consumer loans (such as credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Duration measures the relative price sensitivity of a security to changes in interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. As a very broad approximation, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its debt, mortgage-related and asset-backed securities portfolio will range from three to eight years.

In addition, the Portfolio may invest lesser portions of its assets in interest rate and securities futures contracts, options on interest rate or securities futures contracts, forward foreign currency exchange contracts, exchange-traded foreign currency futures contracts, options on foreign currency futures contracts, non-investment grade debt securities, securities index futures contracts, options on securities index futures contracts, interest rate and index swap agreement transactions, restricted and illiquid securities, covered call options on debt securities written by the Portfolio, covered put options on debt securities, securities purchased on a when-issued or forward commitment basis, mortgage dollar roll transactions, American Depositary Receipts, Global Depositary Receipts, securities of other mutual funds, warrants, repurchase agreement transactions, reverse repurchase agreement transactions, cash, cash equivalent items and money market securities. To generate additional income, the Portfolio may lend securities representing up to 20% of its total assets to broker-dealers, banks and other institutions.

                                                     INVESTING IN THE FUND    75

RISKS. An investment in the Portfolio is subject to the following risks:

    - Call Risk
    - Concentration Risk
    - Credit Risk
    - Currency Risk
    - Euro Conversion Risk
    - Extension Risk
    - Foreign Securities Risk
    - Income Risk
    - Inflation Risk
    - Interest Rate Risk
    - Market Risk
    - Portfolio Risk
    - Prepayment Risk
    - Securities Lending Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

INDEX 400 MID-CAP PORTFOLIO

Index 400 Mid-Cap Portfolio seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (the S&P 400).

Under normal conditions, the Portfolio invests at least 80% of its total assets in common stocks included in the S&P 400. Depending on the size of the Portfolio and to reduce trading costs, Advantus Capital believes the Portfolio's objective can be achieved by investing in approximately 50% to 100% of the common stocks included in the S&P 400. However, the Portfolio is not required to hold a minimum or maximum number of common stocks included in the S&P 400. Because the Portfolio will not hold all of the common stocks included in the S&P 400, the Portfolio may not duplicate the S&P 400 performance precisely. Currently, the Portfolio attempts to achieve a correlation of 85% to 95% without considering Portfolio expenses. If the Portfolio's total assets exceed $25 million, the Portfolio will attempt to achieve a correlation of 95% without considering Portfolio expenses.

The Portfolio is managed by utilizing a computer program that identifies the common stocks to be purchased or sold in order to replicate the performance of the S&P 400. Advantus Capital reviews the computer's purchase and sale recommendations to confirm the S&P 400 correlation. Advantus Capital may delay making all or a portion of such recommended purchases and sales during adverse trading periods. The proportion of the Portfolio's total assets invested in an industry or country will substantially resemble the percentage of the S&P 400 represented by that industry or country.

In addition, the Portfolio may invest lesser portions of its assets in investment-grade short-term fixed income securities, securities of other mutual funds, restricted and illiquid securities, index depositary receipts, stock index futures contracts, repurchase agreement transactions and money market securities. To generate additional income, the Portfolio may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

S&P designates the stocks included in the S&P 400. From time to time, S&P may add or delete stocks from the S&P 400. Inclusion of a stock in the S&P 400 does not imply an opinion by S&P as to its investment merit. "Standard & Poor's," "S&P," "S&P 400" and "Standard & Poor's MidCap 400," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored,

76    INVESTING IN THE FUND
endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Index Performance Risk
    - Inflation Risk
    - Market Risk
    - Mid Size Company Risk
    - Portfolio Risk
    - Sector Risk
    - Securities Lending Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

MACRO-CAP VALUE PORTFOLIO

Macro-Cap Value Portfolio seeks high total return.

The Portfolio primarily invests in various equity securities of very large capitalization domestic companies (I.E. typically companies with a market capitalization of at least $8 billion) at the time of purchase. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks of such very large capitalization domestic companies and foreign issuers that are publicly traded in the United States. The Portfolio may also invest in preferred stock, other securities convertible into equity securities, and securities of smaller capitalization companies (I.E., companies with a market capitalization of less than $8 billion). As of December 31, 1998, the average weighted market capitalization of the Portfolio's investments was $72.3 billion and the median market capitalization was approximately $12 billion.

Fundamental research is the cornerstone of the valuation-driven investment approach. J.P. Morgan's equity analysts develop long-term forecasts of normalized earnings, cash flows and dividends on more than 600 domestic companies. J.P. Morgan then uses a dividend discount model to rank companies within economic sectors according to their relative value. The dividend discount model also identifies those securities that are undervalued, based on current market prices, relative to their long-term earnings power.

From the universe of securities that are identified as undervalued, J.P. Morgan creates a diversified portfolio of securities which typically has a price/earnings ratio and a price to book ratio that reflects a value orientation. J.P. Morgan may modestly under or over-weight selected economic sectors against the S&P 500 Index's sector weightings to seek to enhance the Portfolio's total return or reduce the fluctuation in its market value relative to the S&P 500 Index.

In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, convertible and non-convertible investment-grade and non-investment grade debt securities, foreign securities, covered call options on equity securities written by the Portfolio, warrants, index depositary receipts, securities purchased on a when-issued or forward commitment basis, repurchase agreement transactions, securities of other mutual funds and money market securities. To generate additional income, the Portfolio may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

                                                     INVESTING IN THE FUND    77

RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Inflation Risk
    - Large Company Risk
    - Market Risk
    - Portfolio Risk
    - Sector Risk
    - Securities Lending Risk
    - Value Stock Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

MICRO-CAP GROWTH PORTFOLIO

Micro-Cap Growth Portfolio seeks long-term capital appreciation.

The Portfolio primarily invests in various types of equity securities of micro-cap companies (I.E., companies with a market capitalization of less than $300 million) at the time of purchase. If a company's market capitalization exceeds $300 million after the Portfolio purchases the company's securities, the Portfolio may nevertheless hold such securities. The Portfolio primarily invests in common stocks but may also invest in preferred stocks and securities convertible into equity securities. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks of micro-cap companies. From time to time, the Portfolio may also invest a lesser portion of its assets in securities of larger capitalization companies (I.E., companies with market capitalizations of at least $300 million). As of December 31, 1998, the average weighted market capitalization of the Portfolio's investments was $240.7 million.

In selecting equity securities for the Portfolio, WSA, the Portfolio's investment sub-adviser, primarily looks to an investment's potential for sustainable earnings growth and improving profitability. In selecting securities with earnings growth potential, WSA considers factors such as a company's competitive market position, quality of management, growth strategy, internal operating trends (such as profit margins, cash flows and earnings and revenue growth), overall financial condition, and ability to sustain current rate of growth. In seeking to achieve its investment objective, the Portfolio may also invest in equity securities of companies that WSA believes are temporarily undervalued or show promise of improved results due to new management, products, markets or other factors.

In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, investment-grade and non-investment grade corporate debt securities, foreign securities, warrants, covered call options on equity securities written by the Portfolio, index depositary receipts, repurchase agreement transactions, securities of other mutual funds and money market securities. To generate additional income, the Portfolio may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Growth Stock Risk
    - Inflation Risk
    - Market Risk
    - Micro-Cap Company Risk
    - Portfolio Risk
    - Sector Risk
    - Securities Lending Risk
    - Year 2000 Risk

78    INVESTING IN THE FUND

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

REAL ESTATE SECURITIES PORTFOLIO

Real Estate Securities Portfolio seeks above average income and long-term growth of capital.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in real estate and real estate-related securities. The Portfolio will primarily invest in real estate and real estate-related equity securities (including securities convertible into equity securities). The Portfolio does not invest directly in real estate. "Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), real estate brokers and developers and real estate holding companies.

The Portfolio may invest in securities of small, mid and large capitalization companies. Advantus Capital assesses an investment's potential for sustainable earnings growth over time. In selecting securities, Advantus Capital considers factors such as a company's financial condition, financial performance, quality of management, policies and strategies, real estate properties and comparative market position.

"Real estate-related securities" include securities issued by companies engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.

Most of the Portfolio's real estate securities portfolio will consist of securities issued by REITs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. REITs may be characterized as equity REITs (I.E., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (I.E., REITs that primarily invest in mortgages on real estate) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. The Portfolio mostly invests in equity REITs but also invests lesser portions of its assets in mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax.

In addition, the Portfolio may invest lesser portions of its assets in securities issued by companies outside of the real estate industry. The Portfolio may also invest in non-real estate related equity securities, warrants, convertible debt securities, investment-grade fixed income securities, securities of other mutual funds, repurchase agreement transactions, restricted and illiquid securities, American Depository Receipts, securities purchased on a when issued or forward commitment basis and money market securities. To generate additional income, the Portfolio may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

                                                     INVESTING IN THE FUND    79

RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Credit Risk
    - Extension Risk
    - Income Risk
    - Inflation Risk
    - Interest Rate Risk
    - Limited Portfolio Risk
    - Market Risk
    - Portfolio Risk
    - Prepayment Risk
    - Real Estate Risk
    - REIT-Related Risk
    - Sector Risk
    - Securities Lending Risk
    - Small Company Risk
    - Year 2000 Risk

A detailed description of these risks is set forth in "- Defining Risks" below.

INVESTMENT PRACTICES COMMON TO THE PORTFOLIOS

In an attempt to respond to adverse market, economic, political or other conditions, each of the Portfolios may invest for temporary defensive purposes in various short-term cash and cash equivalent items. When investing for temporary defensive purposes, a Portfolio may not always achieve its investment objective.

DEFINING RISKS

Investment in each Portfolio involves risks. A Portfolio's yield and price are not guaranteed, and the value of an investment in a Portfolio will go up or down. The value of an investment in a particular Portfolio may be affected by the risks of investing in that Portfolio as identified for each Portfolio in "- Investment Objective, Policies and Practices" above. The following glossary describes those identified risks associated with investing in the Portfolios.

    - CALL RISK - is the risk that securities with high interest rates (or other attributes that increase debt cost) will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. In general, an issuer will call its debt securities if they can be refinanced by issuing new securities with a lower interest rate. The Portfolio is subject to the possibility that during periods of falling interest rates, an issuer will call its securities. As a result, the Portfolio would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio's income.

    - COMPANY RISK - is the risk that individual securities may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

    - CONCENTRATION RISK - is the risk that the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than more diversified investment portfolios. The Portfolio may be subject to concentration risk if the Portfolio may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (the Money Market Portfolio may not in any event invest more than 5% of its total assets in the securities of a single issuer). As a non-diversified investment company, Global Bond Portfolio may particularly be subject to concentration risk since the Portfolio may invest more than 5% of its total assets in the securities of a single issuer with respect to 100% of its total investment portfolio.

80    INVESTING IN THE FUND

    - CREDIT RISK - is the risk that an issuer of a debt security, mortgage-backed security or fixed income obligation will not make payments on the security or obligation when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Portfolio. Also, a change in the quality rating of a debt security or other fixed income obligation can affect the security's or obligation's liquidity and make it more difficult to sell. The Portfolio may attempt to minimize credit risk by investing in debt securities and other fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations. If the Portfolio purchases unrated securities and obligations, it will depend on its investment adviser's or sub-adviser's analysis of credit risk more heavily than usual.

    - CURRENCY RISK - is the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio. Attempts by the Portfolio to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Portfolio's hedging transactions may cause the Portfolio to be unable to take advantage of a favorable change in the value of foreign currencies.

    - EMERGING MARKETS RISK - is the risk that the value of securities issued by companies located in emerging market countries may be subject to greater volatility than foreign securities issued by companies in developed markets. Risks of investing in foreign securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of legal structures governing private and foreign investments and private property.

    - EURO CONVERSION RISK - is the risk that the value of foreign securities of companies located in European Monetary Union (EMU) countries may decrease due to market volatility resulting from the conversion of certain EMU country currencies to the Euro. It is not possible to predict the impact of the Euro on the business or financial condition of European issues or on the Portfolio. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Portfolio holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

    - EXTENSION RISK - is the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities.

    - FOREIGN SECURITIES RISK - is the risk that the value of foreign companies or foreign government securities held by the Portfolio may be subject to greater volatility than domestic securities. Risks of foreign securities include, among other things:

      POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social or economic instability in the country of the issuer of the security, the difficulty of predicting international trade patterns, the possibility of exchange controls, expropriation, limits on currency removal or nationalization of assets.

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
      FOREIGN TAX RISK. The Portfolio's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Portfolio may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties. To the extent foreign income taxes are paid by the Portfolio, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

      FOREIGN INVESTMENT RESTRICTION RISK. Some countries, particularly emerging market countries, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

      FOREIGN SECURITIES MARKET RISK. Securities of many foreign companies may be less liquid and their prices more volatile than securities of domestic companies. Securities of companies traded outside the U.S. may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. Moreover, foreign stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the U.S. In addition, there may be delays in the settlement of foreign stock exchange transactions.

      INFORMATION AND REMEDIES RISK. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to domestic companies. As a result, less information may be available to investors concerning foreign issuers. In addition, the Portfolio may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with domestic companies in domestic courts.

    - GROWTH STOCK RISK - is the risk that if the assessment by the Portfolio's investment adviser or sub-adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment adviser or sub-adviser has placed on it.

    - INCOME RISK - is the risk that the Portfolio may experience a decline in its income due to falling interest rates.

    - INDEX PERFORMANCE RISK - is the risk that the Portfolio's ability to replicate the performance of a particular securities index may be affected by, among other things, changes in securities markets, the manner in which the index's sponsor calculates the applicable securities index, the amount and timing of cash flows into and out of the Portfolio, commissions and other expenses.

    - INFLATION RISK - is the risk that inflation will erode the purchasing power of the value of securities held by the Portfolio or the value of the Portfolio's dividends. Fixed-rate debt securities may be more susceptible to this risk than floating-rate debt securities or equity securities, whose value and dividends may increase in the future.

    - INTEREST RATE RISK - is the risk that the value of a debt security, mortgage-backed security or fixed income obligation will decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

82    INVESTING IN THE FUND

    - LARGE COMPANY RISK - is the risk that a portfolio of large capitalization company securities may underperform the market as a whole.

    - LIMITED PORTFOLIO RISK - is the risk that an investment in the Portfolio may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers. The Portfolio is subject to limited portfolio risk because the Portfolio may invest in a smaller number of individual issuers than other portfolios.

    - MARKET RISK - is the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Portfolio's investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.

    - MID SIZE COMPANY RISK - is the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

    - PORTFOLIO RISK - is the risk that Portfolio performance may not meet or exceed that of the market as a whole. The performance of the Portfolio will depend on the Portfolio's investment adviser's or sub-adviser's judgment of economic and market policies, trends in investment yields and monetary policy.

    - PREPAYMENT RISK - is the risk that falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying these securities. The Portfolio must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the Portfolio. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in mortgage prepayments.

    - REAL ESTATE RISK - is the risk that the value of the Portfolio's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

    - REIT-RELATED RISK - is the risk that the value of the Portfolio's equity REIT securities will be adversely affected by changes in the value of the underlying property. In addition, the value of equity or mortgage REITs could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the Investment Company Act of 1940.

                                                     INVESTING IN THE FUND    83

    - SECTOR RISK - is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.

    - SECURITIES LENDING RISK - is the risk that the Portfolio may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Portfolio enters into loan arrangements only with institutions that the Portfolio's investment adviser or sub-adviser has determined are creditworthy.

    - SMALL AND MICRO-CAP COMPANY RISK - is the risk that equity securities of small and micro-cap capitalization companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of micro-cap and small capitalization companies at the desired time and place.

    - STABLE PRICE RISK - is the risk that the Money Market Portfolio will not be able to maintain a stable share price of $1.00. There may be situations where the Portfolio's share price could fall below $1.00, which would reduce the value of an investor's account.

    - VALUE STOCK RISK - is the risk that the value of a security believed by the Portfolio's investment adviser or sub-adviser to be undervalued may never reach what such investment adviser or sub-adviser believes is its full value, or that such security's value may decrease.

    - YEAR 2000 RISK - is the risk that the Fund or the Portfolio may be adversely affected if the computer systems used by the Fund and other Fund service providers do not properly process and calculate date-related information on and after January 1, 2000. In addition, the Portfolio's return may decrease if the value of certain securities held by the Portfolio are adversely affected by the inability of the applicable issuer's computer systems to properly process and calculate date related information on and after January 1, 2000. Advantus Capital and the Portfolio's applicable investment sub-adviser have undertaken a Year 2000 program that they believe will assess, monitor and address this issue, including Year 2000 readiness of other Fund service providers. In evaluating current and potential portfolio positions, Year 2000 readiness is one of the factors that Advantus Capital and any applicable investment sub-adviser take into consideration. Advantus Capital and any applicable Portfolio investment sub-adviser will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside the United States, particularly emerging countries, may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the United States. Like many other matters, Advantus Capital and each applicable Portfolio investment sub-adviser cannot audit each portfolio company and its major suppliers, and so cannot verify their Year 2000 readiness. If the value of the Portfolio investment is adversely affected by a Year 2000 problem, the net asset value of the Portfolio will be affected as well.

84    INVESTING IN THE FUND

                           BUYING AND SELLING SHARES

BUYING SHARES

Portfolio shares are not offered directly to the public. Portfolio shares are sold to Minnesota Life in connection with its variable life insurance policies and variable annuity contracts. Portfolio shares are also offered to certain life insurance affiliates of Minnesota Life. Shares are sold without the use of any underwriter. It is possible that the Fund may offer Portfolio shares to other investors in the future.

Eligible investors may purchase Portfolio shares on any day the New York Stock Exchange (NYSE) is open for business. The price for Portfolio shares is equal to the Portfolio's net asset value (NAV). NAV is generally calculated as of the close of normal trading on the NYSE (typically 3:00 p.m. Central time). NAV is not calculated on (a) days in which changes in a Portfolio's investment portfolio do not materially change the Portfolio's NAV, (b) days on which no Portfolio shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading. The price for shares of Money Market Portfolio will normally be $1.00. However, there is no assurance that Money Market Portfolio will maintain the $1.00 NAV.

NAV for one Portfolio share is equal to the Portfolio's total investments less any liabilities divided by the number of Portfolio shares. To determine NAV, a Portfolio (other than Money Market Portfolio) generally values its investments based on market quotations. If market quotations are not available for certain Portfolio investments, the investments are valued based on the fair value of the investments as determined in good faith by the Fund's Board of Directors. Debt securities may be valued based on calculations furnished to the Portfolio by a pricing service or by brokers who make a market in such securities. A Portfolio may hold securities that are listed on foreign stock exchanges. These foreign securities may trade on weekends or other days when the Portfolio typically does not calculate NAV. As a result, the NAV of such Portfolio shares may change on days when an investor will not be able to purchase or sell Portfolio shares. Securities in Money Market Portfolio's investment portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than looking at actual changes in the market value of the instrument.

A purchase order will be priced at the next NAV calculated after the purchase order is received by the Fund. If a purchase order is received after the close of normal trading on the NYSE, the order will be priced at the NAV calculated on the next day the NYSE is open for trading.

SELLING SHARES

Portfolio shares will be sold at the NAV next calculated after a sale order is received by the Fund. The amount an investor receives may be more or less than the original purchase price for the applicable shares.

                                                 BUYING AND SELLING SHARES    85

                              GENERAL INFORMATION

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Portfolio pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Except for Money Market Portfolio, dividends and net capital gains distributions are generally paid once a year. Dividends for Money Market Portfolio are declared daily and paid on the last business day of the month. Distributions will be reinvested in additional Portfolio shares. Distributions of these additional shares are made at the NAV of the payment date.

TAXES

Each Portfolio is treated as a separate entity for federal income tax purposes. Since Minnesota Life currently is the sole shareholder of the Fund, no discussion regarding the tax consequences to Fund investors is included in this prospectus. For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life, please see the attached prospectus for those contracts.

MIXED FUNDING

The Fund serves as the underlying investment medium for amounts invested in both Minnesota Life's variable life insurance policies and variable annuity contracts. It is possible that there may be circumstances where it is disadvantageous for the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines it is disadvantageous for Minnesota Life's variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, due to a material conflict of interest between such policy owners and contract owners or for any other reason, the Fund's Board of Directors will notify Minnesota Life of such conflict of interest or other applicable event. As a result, Minnesota Life may be required to sell Fund shares with respect to a certain group of policy owners or contract owners in order to resolve any conflict. Minnesota Life will bear the entire cost of resolving any material conflict of interest.

86    GENERAL INFORMATION

SERVICE PROVIDERS

INVESTMENT ADVISER

Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(651) 665-3826

INVESTMENT SUB-ADVISERS

CAPITAL APPRECIATION PORTFOLIO

Winslow Capital Management, Inc.
4720 IDS Tower
80 South Eighth Street
Minneapolis, Minnesota 55402
(612) 376-9100

INTERNATIONAL STOCK PORTFOLIO

Templeton Investment Counsel, Inc.
500 East Broward Boulevard
Fort Lauderdale, Florida 33394
(954) 527-7500

GLOBAL BOND PORTFOLIO

Julius Baer Investment Management Inc.
330 Madison Avenue
New York, New York 10017
(212) 297-3800

MACRO-CAP VALUE PORTFOLIO

J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, New York 10036
(212) 837-2300

MICRO-CAP GROWTH PORTFOLIO

Wall Street Associates
La Jolla Financial Building
1200 Prospect Street, Suite 100
La Jolla, California 92037
(800) 925-5787

ADMINISTRATIVE SERVICES AGENT

Minnesota Life Insurance Company
(800) 995-3850

CUSTODIANS

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101

    Growth, Asset Allocation, Index 500, Capital Appreciation, Small Company Growth, Value Stock, Small Company Value, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios

Norwest Bank Minnesota, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

    Money Market and International Stock Portfolios

Bankers Trust Company
280 Park Avenue
New York, New York 10017

    Bond, Mortgage Securities, Maturing Government Bond and Global Bond
    Portfolios

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP

GENERAL COUNSEL

Dorsey & Whitney LLP

                                                       GENERAL INFORMATION    87

ADDITIONAL INFORMATION ABOUT THE FUND

The Fund's annual and semi-annual reports list holdings for each Portfolio, and discuss recent market conditions, economic trends and investment strategies that affected the Portfolios during the latest fiscal year.

A Statement of Additional Information (SAI) provides further information about the Fund and the Portfolios. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

HOW TO OBTAIN ADDITIONAL INFORMATION

The SAI and the Fund's annual and semi-annual reports are available without charge upon request. You may obtain additional information or make any inquiries:

By Telephone - Call 1-800-995-3850

By Mail - Write to Minnesota Life Insurance Company, 400 Robert Street North,
          St. Paul, Minnesota 55101-2098

Information about the Fund (including the SAI and annual and semi-annual reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (telephone 1-800-SEC-0330). This information and other reports about the Fund are also available on the SEC's World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You will be charged a duplicating fee for copies.

Investment Company Act No. 811-4279

                                     [LOGO]

-C-1999 Minnesota Life Insurance Company. All rights reserved.

88    GENERAL INFORMATION

                        STATEMENT OF ADDITIONAL INFORMATION






                             ADVANTUS SERIES FUND, INC.








                                    May 3, 1999









This Statement of Additional Information is not a prospectus.  This Statement of
  Additional Information relates to the separate Prospectus dated May 3, 1999 and should be read in conjunction therewith.  A copy of the Prospectus may be obtained by telephone from Minnesota Life Insurance Company (Minnesota
     Life) at (800) 995-3850 or by writing to Minnesota Life at 400 Robert
                   Street North, St. Paul, Minnesota 55101-2098.




THIS STATEMENT OF ADDITIONAL INFORMATION MUST BE ACCOMPANIED OR PRECEDED BY A COPY OF THE CURRENT PROSPECTUS FOR THE FUND.

                                  TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

INVESTMENT OBJECTIVES AND POLICIES
     Equity Securities of Small Capitalization Companies
     Debt and Money Market Securities - Non-Money Market Portfolios
     Low Rated Securities
     Convertible Securities
     Money Market Securities - Money Market Portfolio
     U.S. Government Obligations
     Obligations of Non-Domestic Banks
     Variable Amount Master Demand Notes
     Mortgage-Related Securities
     U.S. Government Mortgage-Related Securities
     Non-Governmental Mortgage-Related Securities
     Collateralized Mortgage Obligations
     Stripped Mortgage-Backed Securities
     Asset-Backed Securities
     Direct Investments in Mortgages - Whole Loans
     Zero Coupon Securities
     Pay-in-Kind and Delayed Interest Securities
     Foreign Securities
     Foreign Index Linked Securities
     Swap Agreements
     Currency Exchange Transactions
     Foreign Currency Hedging Transactions
     Closed-End Investment Companies
     Loans of Portfolio Securities
     Restricted and Illiquid Securities
     When-Issued Securities and Forward Commitments
     Mortgage Dollar Rolls
     Real Estate Investment Trust Securities
     Repurchase Agreements
     Reverse Repurchase Agreements
     Futures Contracts
     Options - Growth Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio, Macro-Cap Value Portfolio and Micro-Cap Growth Portfolio
     Options - Mortgage Securities Portfolio
     Options - Bond Portfolio, Asset Allocation Portfolio and Global Bond Portfolio
     Warrants
     Warrants with Cash Extractions
     Index Depositary Receipts
     Short Sales Against the Box
     Investments in Russia
     Defensive Purposes

INVESTMENT RESTRICTIONS
     Additional Restrictions

PORTFOLIO TURNOVER

DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR LIABILITY

INVESTMENT ADVISORY AND OTHER SERVICES
     General
     Control and Management of Advantus Capital and Ascend Financial Investment Advisory Agreement
     Sub-Adviser - Winslow
     Investment Sub-Advisory Agreement - Winslow
     Sub-Adviser - Templeton Counsel
     Investment Sub-Advisory Agreement - Templeton Counsel
     Sub-Adviser - JBIM
     Investment Sub-Advisory Agreement - JBIM
     Sub-Adviser - Morgan Investment
     Investment Sub-Advisory Agreement - Morgan Investment
     Sub-Adviser - WSA
     Investment Sub-Advisory Agreement - WSA
     Administrative Services
     Transfer Agent
     Custodian
     Independent Auditors
     General Counsel

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE0
     Adviser
     Sub-Advisers

PURCHASE AND REDEMPTION OF SHARES

FUND SHARES AND VOTING RIGHTS

NET ASSET VALUE

PERFORMANCE DATA
     Current Yield Figures for Money Market Portfolio
     Current Yield Figures for Other Portfolios
     Total Return Figures For All Portfolios
     Predictability of Return

TAXES

THE STANDARD & POOR'S LICENSE

FINANCIAL STATEMENTS

                             ----------------------

APPENDIX A - MORTGAGE-RELATED SECURITIES...................................A-1
   Underlying Mortgages....................................................A-1
   Liquidity and Marketability.............................................A-1
   Average Life............................................................A-1
   Yield Calculations......................................................A-2
APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS.............................B-1
   Bond Ratings............................................................B-1
   Commercial Paper Ratings................................................B-2
APPENDIX C - FUTURES CONTRACTS.............................................C-1
   Example of Futures Contract Sale........................................C-1
   Example of Futures Contract Purchase....................................C-1
   Tax Treatment...........................................................C-2
APPENDIX D - BRADY BONDS...................................................D-1

                             ----------------------

                          GENERAL INFORMATION AND HISTORY

     Advantus Series Fund, Inc. ("Fund"), is a Minnesota corporation, each of whose Portfolios operates as a no-load, diversified, open-end management investment company, except that Global Bond Portfolio operates as a non-diversified, open-end management investment company. The Fund was organized on February 22, 1985. Prior to a change of its Name on May 1, 1997, the Fund was known as MIMLIC Series Fund, Inc. The Fund is a series fund, which means that it has several different Portfolios. The Portfolios of the Fund are as follows:

     -    Growth Portfolio
     -    Bond Portfolio
     -    Money Market Portfolio
     -    Asset Allocation Portfolio
     -    Mortgage Securities Portfolio
     -    Index 500 Portfolio
     -    Capital Appreciation Portfolio
     -    International Stock Portfolio
     -    Small Company Growth Portfolio
     - Maturing Government Bond Portfolios (three separate portfolios with maturity dates of 2002, 2006 and 2010)
     -    Value Stock Portfolio
     -    Small Company Value Portfolio
     -    Global Bond Portfolio
     -    Index 400 Mid-Cap Portfolio
     -    Macro-Cap Value Portfolio
     -    Micro-Cap Growth Portfolio
     -    Real Estate Securities Portfolio

     The investment adviser of the Fund is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital has entered into investment sub-advisory agreements under which various investment managers provide investment services. Winslow Capital Management, Inc. ("Winslow") serves as investment sub-adviser to the Fund's Capital Appreciation Portfolio and Templeton Investment Counsel, Inc. ("Templeton Counsel") serves as investment sub-adviser to the Fund's International Stock Portfolio. Julius Baer Investment Management Inc. ("JBIM") serves as investment sub-adviser to the Fund's Global Bond Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. J.P. Morgan Investment Management Inc. ("Morgan Investment") serves as investment sub-adviser to the Fund's Macro-Cap Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Wall Street Associates ("WSA") serves as investment sub-adviser to the Fund's Micro-Cap Growth Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital.

     Currently, the shares of the Fund are sold only to Minnesota Life Insurance Company ("Minnesota Life"), a Minnesota corporation, through certain of its separate accounts to fund the benefits under variable annuity contracts and variable life insurance policies (collectively, the "Contracts") issued by Minnesota Life. The Fund may be used for other purposes in the future. The Fund may also sell its shares to separate accounts of Northstar Life

Insurance Company, an indirect wholly-owned subsidiary of Minnesota Life domiciled in the State of New York. The separate accounts, which will be the owners of the shares of the Fund, will invest in the shares of each Portfolio in accordance with instructions received from the owners of the Contracts. Minnesota Life, through its separate accounts which fund the Contracts, owns 100% of the shares outstanding of each Portfolio of the Fund. As a result, Minnesota Life is a controlling person of the Fund and through its ownership of shares of the Fund, may elect all the directors of the Fund and approve other Fund actions. Minnesota Life's address is 400 Robert Street North, St. Paul, Minnesota 55101-2098.

                         INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and principal investment policies of each of the Portfolios are set forth in the text of the Fund's Prospectus under "Investing in the Fund - Investment Objective, Policies and Practices." This section contains detailed descriptions of the investment policies of the Portfolios as identified in the Fund's Prospectus.

EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES

     Small Company Growth Portfolio, Small Company Value Portfolio and Micro-Cap Growth Portfolio will primarily invest in equity securities issued by small capitalization companies. To the extent specified in the Prospectus, certain other Portfolios may invest in equity securities issued by small capitalization companies. Small capitalization companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. The Portfolio's investment adviser or sub-adviser believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small capitalization companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.

     While securities issued by smaller capitalization companies have historically produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Portfolio will invest specifically in those companies which produce those results. Because of the risks involved, the Portfolio is not intended to constitute a complete investment program.

DEBT AND MONEY MARKET SECURITIES - NON-MONEY MARKET PORTFOLIOS

     To the extent specified in the Prospectus, certain non-Money Market Portfolios may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Such instruments may include the following:

     - Corporate obligations which at the time of purchase are rated within the four highest grades assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or any other national rating service, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. To the extent that the Portfolio invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. As an operating policy, International Stock Portfolio will not invest more than 5% of its assets in debt securities rated BBB by S&P or Baa by Moody's. In addition, Asset Allocation Portfolio, Bond Portfolio, Mortgage Securities Portfolio, International Stock Portfolio and Macro-Cap Value Portfolio may also invest up to 5% of their respective net assets in securities rated BB or Ba by S&P or Moody's, respectively; Global Bond Portfolio may also invest up to 5% of its net assets in securities rated B or higher by S&P or Moody's; and Value Stock Portfolio, Small Company Value Portfolio and Micro-Cap Growth Portfolio may also invest up to 10% of their respective net assets in securities (including convertible securities) rated at least B- by S&P or by B3 by Moody's. See "Low Rated -
          -Securities," below. For a description of the ratings used by Moody's and S&P, see Appendix B ("Bond and Commercial Paper Ratings") below.

     - Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

     -    Debt obligations of banks.

     Bond Portfolio may also purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by S&P or Moody's.

     Global Bond Portfolio may also purchase debt securities of foreign companies and debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations. The Portfolio may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies. Securities issued or guaranteed by supranational organizations are considered by the Securities and Exchange Commission to be securities in the same industry. Therefore, the Portfolio will not concentrate 25% or more of the value of its assets in securities of a single supranational organization.

     Global Bond Portfolio may invest in Brady Bonds, which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For a full discussion of Brady Bonds see Appendix D.

     In addition to the instruments described above, which will generally be long-term, but may be purchased by the Portfolio within one year of the date of a security's maturity, certain Portfolios specified in the Prospectus may also purchase other high quality securities including:

     - Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

     -    Obligations of the International Bank for Reconstruction and
          Development.

     - Commercial paper (including variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody's or A-1 by S&P or, if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 10% of such Portfolio's (other than Mortgage Securities Portfolio's) net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

     The Portfolios may also invest in securities which are unrated if the Portfolio's investment adviser or sub-adviser, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is the Portfolio's general policy to classify such securities at the higher rating level where, in the judgment of the Portfolio's investment adviser or sub-adviser, such classification reasonably reflects the security's quality and risk.

     These Portfolios may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Portfolios' general policy to dispose of such down-graded securities except when, in the judgment of the Portfolios' investment adviser or sub-adviser, it is to the Portfolios' advantage to continue to hold such securities. In no event, however, will any Portfolio hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Portfolio. This 5% is in addition to securities which the Portfolio may otherwise purchase under its usual investment policies.

     The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Portfolio's net asset value.

LOW RATED SECURITIES

     Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio, International Stock Portfolio and Macro-Cap Value Portfolio may also invest up to 5% of their respective net assets in corporate bonds and mortgage-related securities, which, at the time of acquisition, are rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. Global Bond Portfolio may also invest up to 5% of its net assets in securities rated B or higher by S&P or Moody's. Value Stock Portfolio, Small Company Value Portfolio and Micro-Cap Growth Portfolio may invest up to 10% of their respective net assets in debt securities (including convertible securities) which are rated at least B- by S&P or B3 by Moody's, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser. Each of these Portfolios may also hold an additional 5% of its net assets in securities rated below "investment grade" (i.e. below BBB) where such securities were either investment grade or eligible low rated securities at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Portfolio (see "Debt and Money Market Securities
- Non-Money Market Portfolios" above). Debt securities rated below the four highest categories (i.e., below BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

     Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Portfolios' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Portfolios' shares.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Portfolios to achieve their respective investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolios were investing in higher rated securities.

     Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Portfolios may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

CONVERTIBLE SECURITIES

     To the extent specified in the Prospectus, certain Portfolios may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Growth Portfolio, Small Company Growth Portfolio, Asset Allocation Portfolio, Bond Portfolio, Real Estate Securities Portfolio, Macro-Cap Value Portfolio and Capital Appreciation Portfolio will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least BBB or Baa by S&P or Moody's, respectively, or it not rated by S&P or Moody's, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. Value Stock Portfolio, Small Company Value Portfolio and Micro-Cap Growth Portfolio will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. As an operating policy, none of these Portfolios will purchase a non-investment grade convertible debt security if immediately after such purchase such Portfolio would have more than 10% of its total assets invested in such securities.

MONEY MARKET SECURITIES - MONEY MARKET PORTFOLIO

     Subject to the limitations under Rule 2a-7 of the Investment Company Act of 1940 (as described in "Investment Restrictions--Additional Restrictions" below), Money Market Portfolio will invest in a managed portfolio of money market instruments as follows:

     - Obligations issued or guaranteed as to principal or interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress.

     - Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations and savings banks which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks if such banks meet the above-stated asset size; and obligations of any such U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation.

     -    Obligations of the International Bank for Reconstruction and
          Development.

     - Commercial paper (including variable amount master demand notes) issued by U.S. limited partnerships, corporations or affiliated foreign corporations.

     - Other corporate debt obligations that at the time of issuance were long-term securities, but that have remaining maturities of 397 calendar days or less.

     - Repurchase agreements with respect to any of the foregoing obligations.

     By limiting the maturity of its investments as described above, the Portfolio seeks to lessen the changes in the value of its assets caused by market factors. The Portfolio intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.

U.S. GOVERNMENT OBLIGATIONS

     Each of the Portfolios may invest in obligations of the U.S. Government. These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association ("GNMA"), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association ("FNMA").

OBLIGATIONS OF NON-DOMESTIC BANKS

     As specified in the Prospectus, certain of the Portfolios may invest in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks, which may involve somewhat greater opportunity for income than the other money market instruments in which the Portfolios invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. Each Portfolio will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.

VARIABLE AMOUNT MASTER DEMAND NOTES

     Money Market Portfolio may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Portfolio at varying market rates of interest pursuant to direct arrangements between Money Market Portfolio, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Portfolio's investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.

MORTGAGE-RELATED SECURITIES

     Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio and Global Bond Portfolio may invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. Government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage

Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee the Portfolio's yield or the price of its shares.

     The Portfolio expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either (a) issued by GNMA, FNMA or FHLMC or other United States Government owned or sponsored corporations or (b) rated A or better by S&P or Moody's, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. The Portfolio may invest in mortgage-related securities rated BBB or Baa by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be, when deemed by the Portfolio's investment adviser or sub-adviser to be consistent with the Portfolio's respective objective. To the extent that the Portfolio invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. Mortgage Securities Portfolio may not invest more than 35% of its total assets in securities rated BBB or Baa by S&P or Moody's, respectively. For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody's and S&P, see Appendix A and B ("Mortgage-Related Securities" and "Bond and Commercial Paper Ratings") below.

U.S. GOVERNMENT MORTGAGE-RELATED SECURITIES

     A governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

     FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. Government.

NON-GOVERNMENTAL MORTGAGE-RELATED SECURITIES

     Mortgage Securities Portfolio, Bond Portfolio, Asset Allocation Portfolio and Global Bond Portfolio may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Portfolio's investment adviser determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in its investment adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS

     Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio and Global Bond Portfolio may invest in collateralized mortgage obligations ("CMOs"), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a "tranche," is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans.
CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or branches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.

     In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.

     The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Portfolio may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Portfolio's purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Portfolio tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.

     Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio may also purchase CMOs known as "accrual" or "Z" bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio will not purchase a Z bond if the respective Portfolio's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Portfolio's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).

     Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Portfolio would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of such Portfolio's net assets.

STRIPPED MORTGAGE-BACKED SECURITIES

     Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

     The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, the Portfolio will limit its investments in IOs and POs to 10% of the Portfolio's net assets, and will treat them as illiquid securities (which, in the aggregate, may not exceed
15% of a Portfolio's net assets) except to the extent such securities are deemed liquid by the Portfolio's adviser or sub-adviser in accordance with standards established by the Fund's Board of Directors. See "Restricted and Illiquid Securities" below.

ASSET-BACKED SECURITIES

     Bond Portfolio, Asset Allocation Portfolio and Global Bond Portfolio may invest in asset-backed securities rated within the four highest grades assigned by Moody's or S&P, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. These securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a "revolving period" during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

     Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

DIRECT INVESTMENTS IN MORTGAGES - WHOLE LOANS

     Mortgage Securities Portfolio may invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from Mortgage Securities Portfolio for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as Mortgage Securities Portfolio, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Portfolio. At present, such investments are considered to be illiquid by the Portfolio's investment adviser or sub-adviser. Mortgage Securities Portfolio will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Portfolio.

ZERO COUPON SECURITIES

     The Maturing Government Bond Portfolios may invest in zero coupon securities. In addition, Global Bond Portfolio may invest a lesser portion of its assets in zero coupon securities. When held to maturity, the entire return on zero coupon securities, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value. This difference is known at the time of purchase, so persons holding a portfolio composed entirely of zero coupon securities, with no expenses until maturity, would know the amount of their investment return at the time of their initial payment. While these Portfolios will have additional holdings, including cash, which will affect performance, they will describe an anticipated yield to maturity from time to time. In order to obtain this return, Contract owners electing to have payments allocated to a Maturing Government Bond Portfolio should plan to maintain their investment until the maturity of that Maturing Government Bond Portfolio.

     While many factors may affect the yield to maturity of each Maturing Government Bond Portfolio, one such factor which may operate to the detriment of those Contract owners holding interests in such Portfolios until maturity, is the ability of other Contract owners to purchase or redeem shares on any business day.

     Because each Maturing Government Bond Portfolio will be primarily invested in zero coupon securities, Contract owners whose purchase payments are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Maturing Government Bond Portfolio. However, the net asset value of the Portfolio's shares will increase or decrease with the daily changes in the market value of that Maturing Government Bond Portfolio's investments which will tend to vary inversely with changes in prevailing interest rates. If shares of a Maturing Government Bond Portfolio are redeemed prior to the maturity date of that Maturing Government Bond Portfolio, a Contract owner may experience a significantly different investment return than was anticipated at the time of purchase.

     Zero coupon securities, like other investments in debt securities, are subject to certain risks, including credit and market risks. Credit risk is the function of the ability of an issuer of a security to maintain timely interest payments and to pay the principal of a security upon maturity. Securities purchased by the Maturing Government Bond Portfolios will be rated at least single A or better by nationally recognized statistical rating agencies. Securities rated single A are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions and some speculative characteristics. The Maturing Government Bond Portfolios will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments.

     Market risk is the risk of the price fluctuation of a security due primarily to market interest rates prevailing generally in the economy. Market risk may also include elements which take into account the underlying credit rating of an issuer, the maturity length of a security, a security's yield, and general economic and interest rate conditions. Zero coupon securities do not make any periodic payments of interest prior to maturity and the stripping of the securities causes the zero coupon securities to be offered at a discount from their face amounts. The market value of the zero coupon securities and, therefore the net asset value of the shares of the Maturing Government Bond Portfolios, will fluctuate, perhaps markedly, and changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund of securities consisting of debt obligations of comparable coupon bearing maturities. The amount of fluctuation increases with longer maturities.

     Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Contract owners can expect more appreciation of the net asset value of a Maturing Government Bond Portfolio's shares during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, the net asset value of a Maturing Government Bond Portfolio's shares will normally decline more in price than interest-paying securities of a similar maturity. Price fluctuations are expected to be greatest in the longer-maturity Portfolios and are expected to diminish as a Maturing Government Bond Portfolio approaches its target date. These fluctuations may make the Maturing Government Bond Portfolios an inappropriate selection as a basis for variable annuity payments. Interest rates can change suddenly and unpredictably.

     When held to maturity, the return on zero coupon securities consists entirely of the difference between the maturity value and the purchase price of securities held in the Portfolio. While this difference allows investors to measure initial investment return, it also must be considered in light of changing economic conditions. Inflationary risk, that is the risk attendant to holding fixed-rate investments during a period of generally upward changing price levels in the economy, must be considered in selecting a Maturing Government Bond Portfolio.

PAY-IN-KIND AND DELAYED INTEREST SECURITIES

     Global Bond Portfolio may also invest in pay-in-kind securities and delayed interest securities. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than the values of securities that distribute income regularly and they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Portfolio's investments in pay-in-kind and delayed interest securities will result in special tax consequences.

FOREIGN SECURITIES

     Growth Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio, Macro-Cap Value Stock and Micro-Cap Growth Portfolio may invest up to 10% of the market value of their respective total assets in securities of foreign issuers which are not publicly traded in the U.S. (Securities of foreign issuers which are publicly traded in the U.S., usually in the form of sponsored American Depositary Receipts (ADRs), are not subject to this 10% limitation.) Bond Portfolio may also invest in debt securities issued by foreign governments and companies provided that such securities are U.S. dollar-denominated and publicly traded in the United
States. In addition, International Stock Portfolio and Global Bond Portfolio may invest in such securities without limitation. Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Portfolio may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     The countries of the European Monetary Union began the process of converting their individual country currencies to the Euro on January 1, 1999. There is also a risk that the value of foreign securities of companies located in EMU countries may decrease due to market volatility resulting from the conversion of certain EMU country currencies to the Euro. It is not possible to predict the impact of the Euro on the business or financial condition of European issues or on the Portfolio. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Portfolio holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     Furthermore, International Stock Portfolio may invest in securities issued by governments, governmental agencies and companies located in developing market countries. The Portfolio considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan and Switzerland. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country. International Stock Portfolio will at all times, except during temporary defensive periods, maintain investments in at least three countries having developing markets.

     An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

     In addition, International Stock Portfolio, Global Bond Portfolio and Macro-Cap Value Portfolio may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets. Furthermore, Global Bond Portfolio may invest in Global Depositary Receipts, which are receipts evidencing an arrangement with a foreign bank similar to that for ADRs and which are designed for use in European and other foreign securities markets. European Depositary Receipts and Global Depositary Receipts are not necessarily denominated in the currency of the underlying security.

FOREIGN INDEX LINKED SECURITIES

     Global Bond Portfolio may invest up to 10% of its total assets in instruments that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("Foreign Index Linked Securities"). A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of Foreign Index Linked Securities linking the principal amount to a foreign index, the amount of principal payable by the issuer at maturity will increase or decrease in response to changes in the level of the foreign index during the term of the Foreign Index Linked Securities. In the case of Foreign Index Linked Securities linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the Foreign Index Linked Security. Foreign Index Linked Securities may be issued by a U.S. or foreign governmental agency or instrumentality or by a private domestic or foreign issuer. Only Foreign Index Linked Securities issued by foreign governmental agencies or instrumentalities or by foreign issuers will be considered foreign securities for purposes of the Portfolio's investment policies and restrictions.

     Foreign Index Linked Securities may offer higher yields than comparable securities linked to purely domestic indexes but also may be more volatile. Foreign Index Linked Securities are relatively recent innovations for which the market has not yet been fully developed and, accordingly, they typically are less liquid than comparable securities linked to purely domestic indexes. In addition, the value of Foreign Index Linked Securities will be affected by fluctuations in foreign exchange rates or in foreign interest rates. If the Portfolio's investment sub-adviser is incorrect in its prediction as to the movements in the direction of particular foreign currencies or foreign interest rates, the return realized by the Portfolio on Foreign Index Linked Securities may be lower than if the Portfolio had invested in a similarly rated domestic security.

SWAP AGREEMENTS

     Global Bond Portfolio may enter into interest rate and index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio's securities. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

     Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio's investment sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio's investment sub-adviser will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

CURRENCY EXCHANGE TRANSACTIONS

     International Stock Portfolio and Global Bond Portfolio usually effect currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Portfolio converts assets from one currency to another. Further, the Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Portfolio must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Portfolio holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Portfolio may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

FOREIGN CURRENCY HEDGING TRANSACTIONS

     FORWARD EXCHANGE CONTRACTS. International Stock Portfolio and Global Bond Portfolio have authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which such Portfolios will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. The Portfolio's dealings in forward foreign exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of the Portfolio, or the payment of dividends and distributions by the Portfolio. Position hedging is the sale of forward foreign exchange contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Portfolio will not engage in naked forward foreign exchange contracts.

     In addition, when the Portfolio's investment sub-adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     CURRENCY FUTURES CONTRACTS. International Stock Portfolio and Global Bond Portfolio may also enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's securities or adversely affect the prices of securities that the Portfolio intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Portfolio's investment sub-adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

CLOSED-END INVESTMENT COMPANIES

     Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, International Stock Portfolio may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the International Stock Portfolio to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the International Stock Portfolio acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the International Stock Portfolio (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

LOANS OF PORTFOLIO SECURITIES

     For the purpose of realizing additional income, to the extent specified in the Prospectus, certain Portfolios may make secured loans of Portfolio securities amounting to not more than 20% of their respective total assets. Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Portfolio does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Portfolio's custodian for arranging and administering such loans. The Portfolio has a right to call each loan and obtain the securities on five business days' notice. The

Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Portfolio's investment adviser or sub- adviser, as the case may be, to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Portfolio's investment adviser or sub-adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Portfolio makes loans of portfolio securities is monitored by the Portfolio's investment adviser or sub-adviser throughout the term of each loan.

RESTRICTED AND ILLIQUID SECURITIES

     Each Portfolio may invest up to 15% (10% in the case of Money Market Portfolio) of their respective net assets in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Portfolio may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Portfolio may be required to bear the expenses of registration of such restricted securities.

     The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933
Act). Additionally, the Portfolio's investment adviser and sub-adviser, as the case may be, believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and for certain interest-only and principal-only classes of mortgage-backed securities issued by the United States Government or its agencies or instrumentalities and backed by fixed rate mortgages. Except for the Global Bond Portfolio and the Index 400 Mid-Cap Portfolio, each Portfolio may invest without limitation in these forms of restricted securities if such securities are deemed by the Portfolio's investment adviser or sub-adviser to be liquid in accordance with standards established by the Fund's Board of Directors. Global Bond Portfolio and Index 400 Mid-Cap Portfolio may invest up to 20% of their respective net assets in certain "restricted securities" if such securities are deemed to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Portfolio's investment adviser or sub-adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers,
(c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

     If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio is in a position where more than 15% (10% in the case of Money Market Portfolio) of its net assets are invested in restricted and other illiquid securities, the Portfolio will take appropriate steps to protect liquidity.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

     Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio, International Stock Portfolio, Global Bond Portfolio, Macro-Cap Value Portfolio and Real Estate Securities Portfolio may each purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Portfolio and settlement, no payment is made for the securities purchased by the Portfolio and, thus, no interest accrues to the Portfolio from the transaction.

     The use of when-issued transactions and forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices.
For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Portfolio anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Portfolio's investment adviser or sub-adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Portfolio's investment adviser or sub-adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Portfolio sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Portfolio will have lost the opportunity to profit from the price increase. If the investment adviser or sub-adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Portfolio sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Portfolio will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Portfolio's investment adviser or sub-adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Portfolio's net asset value.

     When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), the Portfolio enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Portfolio may hold a when-issued security or forward commitment until the settlement date, even if the Portfolio will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Portfolio's custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

     The Portfolio may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Portfolio to
"roll over" its purchase commitment, the Portfolio may receive a negotiated fee. These transactions, referred to as "mortgage dollar rolls," are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Portfolios that may invest in such transactions, see " Mortgage Dollar Rolls" below.

     The purchase of securities on a when-issued or forward commitment basis exposes the Portfolio to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Portfolio's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares. No more than 30% of the value of such Portfolio's (other than Macro-Cap Value Portfolio's) total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls. No more than 15% of the value of Macro-Cap Value Portfolio's total assets will be committed to when-issued or forward commitment transactions.

MORTGAGE DOLLAR ROLLS

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio and Global Bond Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Portfolio gives up the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Portfolio's investment adviser or sub-adviser, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Portfolio while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares.

     For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.

REAL ESTATE INVESTMENT TRUST SECURITIES

     Real Estate Securities Portfolio may invest in real estate investment trust securities ("REIT"). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), 75% of its assets must be in real estate, mortgages or REIT stock, and must distribute to shareholder annually 95% or more of its otherwise taxable income.

     REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITS. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Portfolio's investments in REITS will consist of equity REITs.

REPURCHASE AGREEMENTS

     Growth Portfolio, Bond Portfolio, Mortgage Securities Portfolio, Asset Allocation Portfolio, Index 500 Portfolio, Capital Appreciation Portfolio, International Stock Portfolio, Small Company Growth Portfolio, the Maturing Government Bond Portfolios, Value Stock Portfolio, Small Company Value Portfolio, Global Bond Portfolio, Index 400 Mid-Cap Portfolio, Macro-Cap
Value Portfolio, Micro-Cap Growth Portfolio and Real Estate Securities
Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Portfolio has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Portfolio enters into repurchase agreements is monitored by the Portfolio's investment adviser or sub-adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. The Portfolio's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Portfolio promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

     Money Market Portfolio, Asset Allocation Portfolio and Global Bond Portfolio may also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Portfolio sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Portfolio, reverse repurchase agreements may be considered a form of borrowing by the Portfolio from the buyer, collateralized by the security. The Portfolio uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.

     The use of reverse repurchase agreements by the Portfolio allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Portfolio's investments and reduces the stability of the Portfolio's net asset value per share. To limit this risk, the Portfolio will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Portfolio's net assets. In addition, when entering into reverse repurchase agreements, the Portfolio will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction). Moreover, Money Market Portfolio will not enter into reverse repurchase agreements if and to the extent such transactions would, as determined by the Portfolio's investment adviser, materially increase the risk of a significant deviation in the Portfolio's net asset value per share. See "Net Asset Value" below.

FUTURES CONTRACTS

     A futures contract sale creates an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss. See " General Risks", below, for a disclosure of the risks of being unable to close out a position before the settlement date.

     A public market now exists in futures contracts covering primarily the following financial instruments: long-term United States Treasury Bonds; Government National Mortgage Association modified pass-through mortgage-backed securities (GNMA); three month United States Treasury Bills; United States Treasury Notes; and bank certificates of deposit. It is expected that other financial instruments will be subject to futures contacts. There is a $100,000 minimum for futures contracts in United States Treasury Bonds, GNMA pass-through securities, and United States Treasury Notes, and a $1,000,000 minimum for contracts in United States Treasury Bills and bank certificates of deposit. See "Example of Futures Contract Sale" and "Example of Futures Contract Purchase" in Appendix C.

     The Commodity Futures Trading Commission (the "CFTC"), a Federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate, or similar form or enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted certain regulations which exclude from the definition of "commodity pool operator" an investment company, like a Portfolio, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, and any principal or employee thereof, which investment company files a notice of eligibility with the CFTC and the National Futures Association containing certain information about the investment company and representing that it (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes, (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, (iii) will not be, and has not been, marketing participations to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets, (iv) will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the entity intends to engage, and (v) will submit to such special calls as the CFTC may make to require the qualifying entity to demonstrate compliance with these representations. The "bona fide hedging" transactions ad positions authorized by these regulations mean transactions or positions in a contract for future delivery on any contract market, where such transactions or positions normally represent a substitute for transactions to be made or positions to be taken at a later time in a physical marketing channel, and where they are economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise, and where they arising from (i) the potential change in the value of assets which a person owns, produces, manufactures, processes or merchandises or anticipates owning, producing, manufacturing, processing or merchandising, (ii) the potential change in the value of liabilities a person owes or anticipates incurring, or (iii) the potential change in the value of services which a person provides, purchases or anticipates providing or purchasing; provided that, notwithstanding the foregoing, no transactions or positions shall be classified as bona fide hedging unless their purpose is to offset price risk incidental to commercial cash or spot operations and such positions are established and liquidated in an orderly manner in accordance with sound commercial practices and unless certain statements are filed with the CFTC with respect to such transactions or positions. The Portfolios investing in futures contracts intend to meet these requirements, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration of the Portfolio and any of its principals and employees as a commodity pool operator unnecessary.

     SECURITIES FUTURES CONTRACTS. International Stock Portfolio may purchase and sell securities futures contracts. A futures contract on a security obligates one party to purchase, and the other to sell, a specified equity security at a specified price on a date certain in the future. The acquisition of put and call options on futures contracts will, respectively, give the Portfolio the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

     INTEREST RATE FUTURES CONTRACTS. Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio and Global Bond Portfolio may each also enter into contracts for the future delivery of fixed income securities commonly referred to as "interest rate futures contracts." These futures contracts will be used only as a hedge against anticipated interest rate changes. The Portfolio will sell futures contracts to protect against expected increases in interest rates and purchase futures contracts to offset the impact of interest rate declines. The Portfolio will not enter into an interest rate futures contracts if immediately thereafter (a) more than 5% of the value of the Portfolio's total assets will be committed to initial margin or (b) the sum of the then aggregate futures market prices of financial instruments required to be delivered upon open futures contract sales and the aggregate purchase prices under open futures contract purchases would exceed
30% of the value of the Portfolio's total assets. In addition, when purchasing interest rate futures contracts, the Portfolio will deposit and maintain in a separate account with its custodian cash or cash equivalents in an amount equal to the market value of such futures contracts, less any margin deposited on the Portfolio's long position, to cover the Portfolio's obligation. These earmarked assets will be used to cover the Portfolio's obligation and will not be used to support any other transaction into which the Portfolio may enter.

     FINANCIAL FUTURES CONTRACTS. Global Bond Portfolio may purchase and sell financial futures contracts. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. Currently, futures contracts are available on several types of fixed-income securities including: U.S. Treasury bonds, notes and bills; commercial paper; and certificates of deposit. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

     Financial futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The Portfolio will pay a commission on each contract, including offsetting transactions. In addition, the Portfolio is required to maintain margin deposits with brokerage firms through which it enters into futures contracts. Currently, the initial margin deposit per contract is $1,500 for Treasury Bills and commercial paper and $2,000 for Treasury Bonds and GNMAs. The Portfolio will establish a custodial account with its bank custodian to hold initial margin deposits. The account will be in the name of the futures commission merchant through which the Portfolio entered into the futures contract. The futures commission merchant will be able to gain access to the assets held in this account only if he states that all conditions precedent to his right to direct disposition have been satisfied. Margin balances will be adjusted daily to reflect unrealized gains and losses on open contracts. The payments to or withdrawals from this account are known as variation margin payments. The Portfolio can withdraw amounts from this account in excess of the initial margin payments, and it is the Portfolio's intention to promptly make withdrawals of any such excess. If the margin account is depleted below the maintenance level (a fixed percentage of the initial margin), the Portfolio will be required to deposit an amount that will bring the margin account back up to its initial margin level. If the Portfolio has an unrealized gain above the amount of any net variation margin it has already received, the futures commission merchant, as of the close of that trading day, may receive, on behalf of the Portfolio, a variation margin payment from the clearing corporation in the amount of the gain. By 10:30 A.M. (Central
Time) the next day, the futures commission merchant must notify the Portfolio of its entitlement to receive a variation margin payment from the margin account, and the Portfolio will promptly demand payment of such amount.

     INDEX FUTURES CONTRACTS. International Stock Portfolio may buy or sell index futures contracts with respect to any non-U.S. stock index. Asset Allocation Portfolio and Index 400 Mid-Cap Portfolio may buy or sell index futures contracts with respect to any U.S. stock index. The Portfolio may invest in index futures contracts for hedging purposes only and not for speculation. Global Bond Portfolio may invest in stock index futures contracts and options thereon that are traded on a U.S. exchange or board of trade. Each Portfolio may engage in such transactions only to the extent that the total contract value of the futures contracts do not exceed 5% of the Portfolio's total assets at the time when such contracts are entered into. Successful use of stock index futures is subject to the ability of the Portfolio's investment adviser or sub-adviser to predict correctly movements in the direction of the stock markets. No assurance can be given that the judgment of the Portfolio's investment adviser or sub-adviser in this respect will be correct.

     An index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. During or in anticipation of a period of market appreciation, the Portfolio may enter into a "long hedge" of a security which it proposes to add to its portfolio by purchasing an index future for the purpose of reducing the effective purchase price of such security. To the extent that the securities which the Portfolio proposes to purchase increase in value in correlation with the index contracts, the purchase of futures contracts on that index would result in gains to the Portfolio which could be offset against rising prices of such security. During or in anticipation of a period of market decline, the Portfolio may "hedge" securities in its portfolio by selling stock or bond index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that a portfolio of securities decreases in value in relation with a given index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

     GENERAL RISKS. One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and future markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore increased participation by speculators in the futures market may cause temporary price distortions.

     In addition, there can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.

The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures position, and it would remain obligated to meet margin requirements until the position is closed. The Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Successful use of stock index futures by the Portfolio for hedging purposes also depends upon the ability of the Portfolio's investment adviser or sub-adviser, as the case may be, to predict correctly movements in the direction of the market, as to which no assurance can be given.

     The Portfolio's investment adviser or sub-adviser may be incorrect in its expectation as to the extent of various interest rate movements or the time span within which the movements take place. Closing out a futures contract purchase at a loss because of higher interest rates will generally have one of two consequences depending on whether, at the time of closing out, the "yield curve" is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Portfolio will still be engaged in a program of buying long-term securities, because the price of long-term securities will likely have decreased. The closing out of the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Portfolio will retain its investments in short-term securities earmarked for purchase of longer term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Portfolio will experience by virtue of the high short-term rates.

     In addition, although the Portfolio will only purchase and sell futures contracts for which there is a public market, there can be no assurance that the Portfolio will be able to close out its position by entering into an offsetting transaction before the settlement date. In that event, the Portfolio will be required to deliver or accept the underlying securities in accordance with the terms of its commitment.

     For examples of futures contracts and their tax treatment, see Appendix C to this Statement of Additional Information.

OPTIONS - GROWTH PORTFOLIO, SMALL COMPANY GROWTH PORTFOLIO, VALUE STOCK PORTFOLIO, SMALL COMPANY VALUE PORTFOLIO, MACRO-CAP VALUE PORTFOLIO AND MICRO-CAP GROWTH PORTFOLIO

     The Portfolio may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. When the Portfolio writes a covered option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Portfolio realizes income, typically in the form of short-term capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Portfolio foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Portfolio does not write options in an aggregate amount greater than 15% of its net assets.

     The Portfolio purchases call options only to close out a position, and will neither write nor purchase put options. When an option is written on securities in the Portfolio's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Portfolio's position, or the Portfolio may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Portfolio may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Portfolio has written. The Portfolio realizes a short-term capital gain if the amount paid to purchase the call option is less than the premium received for writing a similar option. Generally, the Portfolio realizes a short-term loss if the amount paid to purchase the call option is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

     The use of options contracts involves risk of loss to the Portfolio due to the possibility that the prices of the underlying securities on which such options are written may not move as anticipated.

OPTIONS - MORTGAGE SECURITIES PORTFOLIO

     Mortgage Securities Portfolio may purchase put and call options written by others covering the types of securities in which the Portfolio may invest. The Portfolio may not write put or call options. The Portfolio utilizes put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates.

     A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. The Portfolio will not purchase a put or call option if, as a result, the aggregate cost of all outstanding options purchased and held by the Portfolio plus all other illiquid assets held by the Portfolio would exceed 15% of the value of the Portfolio's net assets. If an option is permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

     In buying a call, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By buying a put, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security declines in an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium.

     The Portfolio generally purchases options in negotiated transactions with the writers of the options. The Portfolio purchases options only from investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by its investment adviser. The Portfolio may dispose of an option by entering into a closing sale transaction with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Portfolio realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option. Options purchased by the Portfolio in negotiated transactions are illiquid and there is no assurance that the Portfolio will be able to effect a closing sale transaction at a time when its investment adviser believes it would be advantageous to do so.

     The use of options contracts involves risk of loss to the Portfolio due to the possibility that the prices of the underlying securities on which such options are written may not move as anticipated.

OPTIONS - BOND PORTFOLIO, ASSET ALLOCATION PORTFOLIO AND GLOBAL BOND PORTFOLIO

     The Portfolio may write (sell) "covered" call options and purchase "covered" put options covering the types of securities in which the Portfolio may invest. The Portfolio will not purchase call options except to close out call options previously written by the Portfolio, nor will it write put options except to close out put options previously purchased by the Portfolio. The effect of writing covered call options and purchasing covered put options will be to reduce the effect of price fluctuations of the securities owned by the Portfolio (and involved in the options) on the Portfolio's net asset value per share. Another effect may be the generation of additional revenues in the form of premiums received for writing covered call options.

     Asset Allocation Portfolio does not write covered call or purchase covered put options if, as a result, the aggregate market value of all portfolio securities covering such options exceeds an aggregate amount greater than 15% of the market value of its net assets. Bond Portfolio and Global Bond Portfolio will not write a covered call option or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of the applicable Portfolio's net assets. In addition, Bond Portfolio and Global Bond Portfolio will purchase covered put options (and purchase call options to close out call options previously written by the Portfolio) only to the extent that the aggregate premiums paid for all such options held do not exceed 2% of the value of its net assets.

     The Portfolio will only write "covered" call and purchase "covered" put options. This means that the Portfolio will only write a call option or purchase a put option on a security which the Portfolio already owns. Each Portfolio will only write covered call options and purchase covered put options in exchange-traded standard contracts issued by the Options Clearing Corporation ("OCC"), or write covered call options and purchase covered put options in the over-the-counter ("OTC") market in negotiated transactions entered into directly with investment dealers meeting the creditworthiness criteria (described below) of the Portfolio's investment adviser or sub-adviser. Exchange-traded options are third-party contracts and standardized strike prices and expiration dates, and are purchased from a clearing corporation such as the OCC. Technically, the OCC assumes the other side of every purchase and sale transaction on a stock exchange and, by doing so, guarantees the transaction.
In contrast, OTC options are two-party contracts with price and terms negotiated between buyer and seller. The Portfolio relies on the dealer from whom it purchases an OTC option to perform if the option is exercised, and will therefore only negotiate an OTC option with a dealer subject to the following criteria: (i) the broker-dealer or its predecessor must have been in business at least 15 years; (ii) the broker-dealer must have, in the judgment of the Portfolio's investment adviser or sub-adviser, a reputation for sound management and ethical business practices; (iii) the broker-dealer must be registered with the SEC; and (iv) the broker-dealer must have at least $50 million in "Excess Capital." ("Excess Capital" is that portion of a firm's permanent capital which is in excess of the minimum capital required under the Uniform Net Capital Rule of the SEC). Broker-dealer subsidiaries of companies having at least $1 billion in net worth shall also be considered creditworthy, in the event of a lack of publicly available financial information. To the extent the Portfolio invests in OTC options for which there is no secondary market it will be investing in securities which are illiquid and therefore subject to the Portfolio's 15% limitation on aggregate investment in restricted or other illiquid securities (see "Investment Restrictions" below).

     The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options) but capable of enhancing total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security. The Portfolio will purchase put options involving portfolio securities only when the Portfolio's investment adviser or sub-adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be utilized to protect the Portfolio's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

     The Portfolio will purchase a call option only to close out a covered call option it has written (a "closing purchase transaction"), and will write a put option only to close out a put option it has purchased (a "closing sale transaction"). Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Portfolio to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Portfolio will be able to effect such closing transactions at a favorable price. If the Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Portfolio will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

     The use of options contracts involves risk of loss to the Portfolio due to the possibility that the prices of the underlying securities on which such options are written may not move as anticipated.

WARRANTS

     Growth Portfolio, Asset Allocation Portfolio, Bond Portfolio, Capital Appreciation Portfolio, International Stock Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio, Global Bond Portfolio, Macro-Cap Value Portfolio, Micro-Cap Growth Portfolio and Real Estate Securities Portfolio may invest in warrants; however, not more than 5% of their respective net assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of the Portfolio's respective assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components:
(1) the price of the underlying shares less the warrant's exercise price, and (2) the warrant's premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

     It is not expected that Bond Fund or Global Bond Portfolio will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of their respective total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.

WARRANTS WITH CASH EXTRACTIONS

     International Stock Portfolio may also invest up to 5% of its assets in warrants used in conjunction with the cash extraction method. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

     For example, ASSUME one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also ASSUME that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

     If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, ASSUME Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also ASSUME that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized). The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

INDEX DEPOSITARY RECEIPTS

     Growth Portfolio, Asset Allocation Portfolio, Index 500 Portfolio, Capital Appreciation Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio, Index 400 Mid-Cap Portfolio, Macro-Cap Value Portfolio and Micro-Cap Growth Portfolio may each invest up to 5% of its total assets in one or more types of depositary receipts ("DRs") as a means of tracking the performance of a designated stock index while maintaining liquidity. The Portfolio may invest in S&P 500 Depositary Receipts ("SPDRs"), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts ("MidCap SPDRs"), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other DRs which track indexes, provided that such investments are consistent with the Portfolio's investment objective as determined by the Portfolio's investment adviser or sub-adviser. Each of these securities represents shares of ownership of a long term unit investment trust (a type of investment company) that holds all of the stock included in the relevant underlying index.

     DRs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of DRs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by the Portfolio).

     Trading costs for DRs are somewhat higher than those for stock index futures contracts, but, because DRs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of the Portfolio's assets to track the return of a particular stock index. DRs share in the same market risks as other equity investments.

SHORT SALES AGAINST THE BOX

     Each Portfolio may sell securities "short against the box"; provided that each Portfolio will not at the time of any short sales aggregate in total sales price more than 10% of its total assets. Whereas a short sale is the sale of a security the Portfolio does not own, a short sale is "against the box" if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Portfolios have no present intention to sell securities short in this fashion.

INVESTMENTS IN RUSSIA

     International Stock Portfolio may invest in securities of Russian companies, which involves risks and special considerations not typically associated with investing in United States securities markets. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Portfolio may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

     The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and,
(iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy. Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russian presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

     The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States.
In addition, there is little historical
data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors.
The securities of Russian companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for such securities. This may increase the difficulty of valuing the Portfolio's investments. No established secondary markets may exist for many of the securities in which the Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

     Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration transactions are subject to significant risks not normally associated with investments in the United States and other more developed markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or in certain limited cases by formal share certificates. However, there is not a central registration system and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and its possible for the Portfolio to lose its registration through fraud, negligence and even mere oversight. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Portfolio's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Portfolio. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Russian companies is, in certain cases, legally restricted. Sometimes these restrictions are contained in constitutional documents of an enterprise which are not publicly available. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital of income will be capable of being remitted. If, for any reason, the Portfolio were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Portfolio would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income.

     Russian courts lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in Russia. There remains uncertainty as to the extent to which local parties and entities, including Russian state authorities, will recognize the contractual and other rights of the parties with which they deal. Accordingly, there will be difficulty and uncertainty in the Portfolio's ability to protect and enforce its rights against Russian state and private entities. There is also no assurance that the Russian courts will recognize or acknowledge that the Portfolio has acquired title to any property or securities in which the Portfolio invests, or that the Portfolio is the owner of any property or security held in the name of a nominee which has acquired such property or security on behalf of the Portfolio, because there is at present in Russia no reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia will not have a material adverse effect on the Portfolio and its operations. Difficulties are likely to be encountered enforcing judgments of foreign courts within Russia or of Russian courts in foreign jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia.

DEFENSIVE PURPOSES

     Each Portfolio may invest up to 20% of its respective net assets in cash or cash items. In addition, for temporary or defensive purposes, the Portfolio may invest in cash or cash items without limitation. The "cash items" in which the Portfolio may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Portfolio; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations.

                               INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions relating to the investment of the assets of the Portfolios.

     Each Portfolio is subject to certain "fundamental" investment restrictions which may not be changed without the affirmative vote of a majority of the outstanding voting securities of each Portfolio affected by the change. With respect to the submission of a change in an investment restriction to the holders of the Fund's outstanding voting securities, such matter shall be deemed to have been effectively acted upon with respect to a particular Portfolio if a majority of the outstanding voting securities of such Portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund. For this purpose and under the Investment Company Act of 1940, a majority of the outstanding voting shares of each Portfolio means the lesser of (i) 67% of the voting shares represented at a meeting which more than 50% of the outstanding voting shares are represented or
(ii) more than 50% of the outstanding voting shares. An investment restriction which is not fundamental may be changed by a vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

     The Fund may not issue senior securities except to the extent that the borrowing of money in accordance with restriction 3 or the entering into reverse repurchase agreements as described in restriction 6 may constitute the issuance of a senior security, and each Portfolio, except as may be noted, will not:

     1. With respect to at least 75% of the value of the total assets in the Portfolio, invest more than 5% of the value of such assets in accordance of any one issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and bank obligations) or invest in more than 10% of the voting securities of any one issuer. This limitation shall not apply to the Global Bond Portfolio. For additional information with respect to investment of assets in the Money Market Portfolio, see the additional description in this Statement of Additional Information under the heading entitled "Net Asset Value."

     2. Purchase the securities of issuers conducting their principal business activity in a single industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets, provided that (a) telephone, gas, and electric public utilities are each regarded as separate industries and (b) banking, savings and loan associations, savings banks and finance companies as a group will not be considered a single industry for the purpose of this limitation. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or certificates of deposit and bankers' acceptances of United States banks and savings and loan associations, and this limitation shall not apply in the Mortgage Securities Portfolio to investments in the mortgage and mortgage-finance industry (in which more than 25% of the value of the Portfolio's total assets will, except for temporary defensive positions, be invested), and this limitation shall not apply to the Global Bond Portfolio, or to the Real Estate Securities Portfolio.

     3. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate by any particular Portfolio may not exceed 10% of the value of the Portfolio's total assets at the time the borrowing is made and a Portfolio may not make additional investments during any period that its borrowings exceed 5% of the value of the Portfolio's total assets.
          For purposes of this restriction, "borrowing" shall not include reverse repurchase agreements.

     4. Lend securities in excess of 20% of the value its total assets. For the purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

     5. Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equal in kind and amount to those sold, and only to the extent that the Portfolio's short positions will not at the time of any short sales aggregate in total sales prices more than 10% of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the use of margin.

     6. Enter into reverse repurchase agreements if such investments, taken together with borrowings represented by senior securities of the Portfolio, exceed 33 of the total assets of the Portfolio less liabilities other than obligations under such borrowings and reverse repurchase agreements.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Portfolio securities.

     8. Purchase or sell real estate, except that each Portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein.

     9. Buy or sell oil, gas or other mineral leases, rights or royalty contracts or commodities or commodity contracts, including futures contracts, except that the International Stock Portfolio and Global Bond Portfolio may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and may purchase and sell futures contracts on foreign securities and options on such futures contracts, and except that the Index 400 Mid-Cap Portfolio may purchase and sell stock index futures contracts. This restriction does not prevent the Portfolios from purchasing securities of companies investing in any of the foregoing.

     10. Lend money to other persons except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For the purposes of this restriction, collateral agreements with respect to options, forward currency and future transactions will not be deemed to involve loans of securities. Securities lending may be specifically authorized for a Portfolio as described in the Prospectus.

     11. Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days, that are illiquid or otherwise not readily marketable; provided, however, the Money

          Market Portfolio shall not invest in excess of 10% of its net assets in such illiquid securities. (This restriction is not fundamental.)

     12. Pledge, hypothecate, mortgage or transfer (except as provided in restrictions 4 and 6) as security for indebtedness any securities held by the Fund, except in an amount of not more than 10% of the value of any Portfolio's total assets and then only to secure borrowings permitted by restrictions 3 and 5. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve a pledge of assets. (This restriction is not fundamental.)

     13. Purchase foreign securities not publicly traded in the United States except that: (i) each of the Growth Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio, Macro-Cap Value Portfolio and Micro-Cap Growth Portfolio may invest up to 10% of the value of their respective total assets in securities of foreign issuers, (ii) the Money Market Portfolio may invest in obligations of Canadian chartered banks, London branches of United States banks and United States branches or agencies of foreign banks, and (iii) the Asset Allocation Portfolio may invest in such securities subject to the restrictions applicable to those Portfolios. The provisions of this restriction apply to all Portfolios other than the International Stock Portfolio and the Global Bond Portfolio. (This restriction is not fundamental.)

     14. Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Portfolio's total assets would be invested in such securities. (This restriction is not fundamental.)

     15. Issue or acquire puts, calls, or combinations thereof, except to the extent a Portfolio is specifically authorized to engage in such activities as reflected in the Prospectus. (This restriction is not fundamental.)

     16. Purchase securities for the purpose of exercising control or management. (This restriction is not fundamental.)

     17. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised by Advantus Capital, or its sub-advisers, to reduce brokerage commissions or otherwise achieve best overall execution). (This restriction is not fundamental.)

     18. Issue any senior securities (as defined in the Investment Company Act of 1940), other than as set forth in restriction 3 and restriction
          6 and except to the extent that using options and futures contracts or purchasing securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

     If a percentage restriction described above or in the Fund's Prospectus is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

ADDITIONAL RESTRICTIONS

     The Money Market Portfolio is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in addition to its other policies and restrictions discussed below. Pursuant to Rule 2a-7, the Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Portfolio be limited to United States dollar-denominated investments that
(a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's.

     Rule 2a-7 also requires, among other things, that the Money Market Portfolio may not invest, other than in U.S. "Government Securities" (as defined in the 1940 Act), (a) more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1 and (b) more than the greater of 1% of its total assets or $1,000,000 in Second Tier Securities of any one issuer. The present practice is not to purchase any Second Tier Securities.


                                  PORTFOLIO TURNOVER

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

     Each Portfolio has a different expected annual rate of portfolio turnover. A high rate of turnover in a Portfolio generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive favorable tax treatment. The portfolio turnover rates associated with each Portfolio will, of course, be affected by the level of purchases and redemptions of shares of each Portfolio. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if in the opinion of Advantus Capital such a sale is advisable.

     The Money Market Portfolio, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. Since the Portfolio's assets will be invested in securities with short maturities and the Portfolio will manage its assets as described above, the Portfolio's holdings of money market instruments will turn over several times a year. However, this does not generally increase the Portfolio's brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Portfolio invests since such securities will be purchased on a net basis.

     For each of the last three calendar years, the portfolio turnover rates for the various Portfolios were as follows:

                                         Portfolio Turnover Rate
                                         -----------------------
     Portfolio                           1998      1997      1996
     ---------                           ----      ----      ----
     Growth                               66.4%   120.1%    154.7%
     Bond                                252.1    200.0     154.0
     Money Market                         N/A      N/A       N/A
     Asset Allocation                    129.6    140.2     120.1
     Mortgage Securities                 116.7    106.4      70.0
     Index 500                            30.2      8.3      15.2
     Capital Appreciation                 82.7     74.0      62.9
     International Stock                  22.4     12.5      11.5
     Small Company Growth                 75.5     63.8      74.4
     Maturing Government Bond -
      2002 Portfolio                      35.2     36.9      21.9
      2006 Portfolio                      21.6      3.1      25.7
      2010 Portfolio                      28.2     39.3      71.0
     Value Stock                          88.9    115.4      88.6
     Small Company Value                  70.2     13.0      N/A
     Global Bond                         285.3    120.5      N/A
     Index 400 Mid-Cap                    85.4      4.9      N/A
     Macro-Cap Value                     164.0     36.7      N/A
     Micro-Cap Growth                     67.4     28.9      N/A
     Real Estate Securities               54.0     N/A       N/A

                           DIRECTORS AND EXECUTIVE OFFICERS

     Under Minnesota Law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The names, addresses, principal occupations, and other affiliations of directors and executive officers of the Fund are given below:


                                       Position with               Principal Occupation and other
Name and Address                       the Funds                   Affiliations (past 5 years)
----------------                       ---------                   ---------------------------
William N. Westhoff*                   President and               President, Treasurer and Director,
Advantus Capital                       Director                    Advantus Capital Management, Inc.;
  Management, Inc.                                                 Senior Vice President and Treasurer,
400 Robert Street North                                            Minnesota Life Insurance Company;
St. Paul, Minnesota 55101                                          Vice President and Director, Robert Street
                                                                   Energy, Inc.; President, MCM Funding 1997-1,
                                                                   Inc.; President, MCM Funding 1998-1, Inc.;
                                                                   Senior Vice President, Global Investments,
                                                                   American Express Financial Corporation,
                                                                   Minneapolis, Minnesota, from August 1994 to
                                                                   October 1997; Senior Vice President, Fixed
                                                                   Income Management, American Express Financial
                                                                   Corporation, Minneapolis, Minnesota, from
                                                                   November 1989 to July 1994

Frederick P. Feuerherm*                Vice President,             Vice President, Assistant Secretary and
Advantus Capital                       Director and                Director, Advantus Capital
  Management, Inc.                     Treasurer                   Management, Inc.; Vice President,
400 Robert Street North                                            Minnesota Life Insurance Company;
St. Paul, Minnesota 55101                                          Vice President and Director, MIMLIC Funding,
                                                                   Inc.; Vice President and Assistant Secretary,
                                                                   MCM Funding 1997-1, Inc.; Vice President and
                                                                   Assistant Secretary, MCM Funding 1998-1, Inc.

Ralph D. Ebbott                        Director                    Retired, Vice President and Treasurer
409 Birchwood Avenue                                               of Minnesota Mining and
White Bear Lake,                                                   Manufacturing
  Minnesota  55110                                                 Company (tape, adhesive, photographic,
                                                                   and electrical products) through June
                                                                   1989

Charles E. Arner                       Director                    Retired, Vice Chairman of The First
E-1430 First National                                              National Bank of Saint Paul from
 Bank Building                                                     November 1983 through June 1984;
332 Minnesota Street                                               Chairman and Chief Executive Officer


                                          48


St. Paul, Minnesota 55101                                          of The First National Bank of Saint Paul
                                                                   from October 1980 through November
                                                                   1983

Ellen S. Berscheid                     Director                    Regents' Professor of Psychology at the
University of Minnesota                                            University of Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455

Michael J. Radmer                      Secretary                   Partner with the law firm of
Dorsey & Whitney LLP                                               Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, Minnesota 55402

-------------------------


* Denotes directors of the Funds who are "interested persons" (as defined under the Investment Company Act of 1940) of the Funds.
-------------------------

     The Fund has both an Audit Committee and a Nominations Committee, the members of which are all directors who are not "interested persons" of the Fund. Ms. Berscheid and Messrs. Arner and Ebbott comprise the members of both committees.

     Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by the Fund to any of its officers or directors who is affiliated with Advantus Capital Management, Inc. ("Advantus Capital"). Each director of the Fund who is not affiliated with Advantus Capital is also a director of thirteen other investment companies of which Advantus Capital is the investment adviser (the "Fund Complex"). As of the date hereof, such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $8,000 per year and $2,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by the Fund is a pro rata portion based on the ratio that the Fund's total net assets bears to the total net assets of the Fund Complex. During the fiscal year ended December 31, 1998, each Director not affiliated with Advantus Capital was compensated by the Fund in accordance with the following table:


                                                      Pension or                                           Total
                                                      Retirement                                           Compensation
                            Aggregate                 Benefits                   Estimated                 From Fund and
                            Compensation              Accrued as                 Annual                    Fund Complex
                            from the                  Part of Fund               Benefits Upon             Paid to
 Name of Director           Fund                      Expenses                   Retirement                Directors
 ----------------           ----                      --------                   ----------                ---------
 Charles E. Arner           $18,588.03                n/a                        n/a                       $22,000.00
 Ellen S. Berscheid         $18,588.03                n/a                        n/a                       $22,000.00
 Ralph D. Ebbott            $18,588.03                n/a                        n/a                       $22,000.00

     As of December 31, 1998, the directors and executive officers of the Fund did not own any shares of the Fund.


                                  DIRECTOR LIABILITY

     Under Minnesota law, the Board of Directors of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of heir role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or recessionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.


                        INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

     Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of the Fund and its Portfolios since May 1, 1997. Advantus Capital acts as investment adviser to the Portfolios pursuant to a written agreement that will be periodically considered for approval by the directors or shareholders of the Fund. The address of Advantus Capital is 400 Robert Street North, St. Paul, Minnesota 55101.

     The Fund and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission which permits Advantus Capital to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits Advantus Capital, subject to certain conditions, to select new investment sub-advisers with the approval of the Fund's Board of Directors, but without obtaining shareholder approval. The order also permits Advantus Capital to change the terms of agreements with the investment sub-advisers or continue the employment of an investment sub-adviser after an event which would otherwise cause the automatic termination of services. Shareholders would be notified of any investment sub-adviser changes. Shareholders have the right to terminate arrangements with an investment sub-adviser by vote of a majority of the outstanding shares of a Portfolio. In the case of a Portfolio which employs more than one investment sub-adviser, the order also permits the Fund to disclose such investment sub-advisers' fees only in the aggregate in its registration statement. Advantus Capital has the ultimate responsibility for the investment performance of each Portfolio employing investment sub-advisers due to its responsibility to oversee the investment sub-advisers and recommend their hiring, termination and replacement.

     Winslow Capital Management, Inc. serves as investment sub-adviser to the Fund's Capital Appreciation Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Templeton Investment Counsel, Inc. serves as investment sub-adviser to the Fund's International Stock Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Julius Baer Investment Management Inc. ("Julius Baer") serves as investment sub-adviser to the Fund's Global Bond Portfolio, pursuant to an investment sub-advisory agreement with Advantus Capital. Julius Baer determines the Portfolio's allocation between foreign and domestic securities and selects and manages the Portfolio's foreign investments (Advantus Capital selects and manages domestic investments). J.P. Morgan Investment Management Inc. serves as investment sub-adviser to the Fund's Macro-Cap Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Wall Street Associates serves as investment sub-adviser to the Fund's Micro-Cap Growth Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL

     Advantus Capital was incorporated in Minnesota in June 1994, and is a wholly-owned subsidiary of Minnesota Life Insurance Company ("Minnesota Life"). Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Minnesota Life was organized in 1880, and has assets of more than $16 billion. William N. Westhoff, President and a Director of the Fund, is President, Treasurer and Director of Advantus Capital. Frederick P. Feuerherm, Vice President, Treasurer and a Director of the Fund, is a Vice President, Assistant Secretary and Director of Advantus Capital. Richard
W. Worthing is a Vice President and Head of Equities with Advantus Capital.

INVESTMENT ADVISORY AGREEMENT

     Advantus Capital acts as investment adviser and manager of the Fund under an Investment Advisory Agreement dated May 1, 1997 (the "Investment Advisory Agreement"), which became effective the same date, and was approved by shareholders on April 24, 1997. The Investment Advisory
Agreement was last approved by the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 13, 1999. Prior to that time, the Fund obtained advisory services from MIMLIC Asset Management Company ("MIMLIC Management"), an indirect wholly-owned subsidiary of Minnesota Life. The same portfolio managers who previously provided investment advisory services to the Fund through MIMLIC Management continue to provide the same services through Advantus Capital. Advantus Capital commenced its business in June 1994, and provides investment advisory services to thirteen other Advantus funds and various private accounts.

     The Investment Advisory Agreement, will terminate automatically in the event of assignment. In addition, the Investment Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, the Investment Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Investment Advisory Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

     If the shareholders of a class of capital stock of any Portfolio fail to approve any continuance of the Investment Advisory Agreement, Advantus Capital will continue to act as investment adviser with respect to such Portfolio pending the required approval of its continuance, or a new contract with Advantus Capital or a different investment adviser or other definitive action; provided that the compensation received by Advantus Capital in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Investment Advisory Agreement in respect of such Portfolio, whichever is less.

     The Investment Advisory Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the directors of the Fund who are not interested persons of any party to the Investment Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Fund.

     Pursuant to the Investment Advisory Agreement, the Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of a Portfolio's average daily net assets as set forth in the following table:


                                                      ADVISORY FEE
                                                   (AS A PERCENTAGE OF
              PORTFOLIO                       AVERAGE DAILY NET ASSETS)(1)
              ---------                       ----------------------------
Growth Portfolio                                               .50%
Bond Portfolio                                                 .50%
Money Market Portfolio                                         .50%
Asset Allocation Portfolio                                     .50%
Mortgage Securities Portfolio                                  .50%
Index 500 Portfolio                                            .40%
Capital Appreciation Portfolio                                 .75%
International Stock Portfolio                                1.00%(2)
Small Company Growth Portfolio                                 .75%
Maturing Government Bond Portfolios                            .25%
Value Stock Portfolio                                          .75%
Small Company Value Portfolio                                  .75%
Global Bond Portfolio                                          .60%
Index 400 Mid-Cap Portfolio                                    .40%
Macro-Cap Value Portfolio                                      .70%
Micro-Cap Growth Portfolio                                    1.10%
Real Estate Securities Portfolio                               .75%

(1) Advantus Capital uses a portion of these fees to pay any applicable sub-adviser's fees.

(2) International Stock Portfolio pays Advantus Capital a fee equal to 1.00% for the first $10 million of average daily net assets, .90% on the next $15 million, .80% on the next $25 million, .75% on the next $50 million and .65% on the next $100 million and thereafter.

     The fees paid by the Fund during the fiscal years ended December 31, 1998, 1997 and 1996 (before absorption of certain expenses, described below) were as follows:

                                                                              Advisory Fees Paid
                                                                              ------------------
         Portfolio                                            1998                 1997               1996
         ---------                                            ----                 ----               ----
         Growth Portfolio                                   $1,933,104         $1,466,591         $1,125,803
         Bond Portfolio                                        797,554            673,785            555,501
         Money Market Portfolio                                365,699            353,186            220,573
         Asset Allocation Portfolio                          2,789,366          2,284,255          1,899,245
         Mortgage Securities Portfolio                         558,926            413,651            355,705
         Index 500 Portfolio                                 1,883,032          1,171,693            645,280
         Capital Appreciation Portfolio                      2,474,808          1,879,870          1,435,461
         International Stock Portfolio                       2,179,226          1,856,022          1,293,012
         Small Company Growth Portfolio                      1,377,138          1,223,927            937,728
         Maturing Government Bond -
           2002 Portfolio                                       10,114              1,959              1,657
           2006 Portfolio                                       12,908              8,471              6,682
           2010 Portfolio                                       10,545              6,719              4,631
         Value Stock Portfolio                               1,593,193          1,171,946            449,978
         Small Company Value Portfolio                          47,485              9,775                N/A
         Global Bond Portfolio                                 160,962             41,149                N/A
         Index 400 Mid-Cap Portfolio                            26,300              5,014                N/A


                                          53


         Macro-Cap Value Portfolio                              47,602             7,048                N/A
         Micro-Cap Growth Portfolio                             60,544            15,671                N/A
         Real Estate Securities Portfolio                       23,859               N/A                N/A

     Under the Investment Advisory Agreement, Advantus Capital furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Fund pays all its costs and expenses which are not assumed by Advantus Capital. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund including, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of Advantus Capital or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Advantus Capital shall bear all advertising and promotional expenses in connection with the distribution of the Fund's shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders and the costs of sales literature. Advantus Capital also bears all costs under its agreement with Wilshire Associates for the use by Advantus Capital, in connection with the Index 500 Portfolio, of Wilshire Associates' proprietary index fund statistical sampling technique.

     Minnesota Life has voluntarily agreed to absorb all fees and expenses that exceed .65% of average daily net assets for the Growth Portfolio, Bond Portfolio, Money Market Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio, .55% of average daily net assets for the Index 500 Portfolio and Index 400 Mid-Cap Portfolio, .90% of average daily net assets for the Capital Appreciation Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio and Real Estate Securities Portfolio,
 .40% of average daily net assets for each of the three Maturing Government Bond Portfolios, 1.60% of average daily net assets of Global Bond Portfolio,
 .85% of average daily net assets of Macro-Cap Value Portfolio, and 1.25% of average daily net assets of Micro-Cap Growth Portfolio. In addition, Minnesota Life has voluntarily agreed to absorb expenses, excluding investment advisory fees, that exceed 1.00% for International Stock
Portfolio. For each of the last three calendar years, the expenses voluntarily absorbed by Minnesota Life for the various Portfolios were as follows:


                                                          Expenses Voluntarily Absorbed
                                                          -----------------------------
         Portfolio                                   1998             1997              1996
         ---------                                   ----             ----              ----
         Growth Portfolio                            $-0-              $-0-         $    -0-
         Bond Portfolio                               -0-               -0-              -0-
         Money Market Portfolio                       -0-               -0-              -0-
         Asset Allocation Portfolio                   -0-               -0-              -0-


                                          54

         Mortgage Securities Portfolio              -0-                   -0-              -0-
         Index 500 Portfolio                        -0-                   -0-              -0-
         Capital Appreciation Portfolio             -0-                   -0-              -0-
         International Stock Portfolio              -0-                   -0-              -0-
         Small Company Growth Portfolio             -0-                   -0-              -0-
         Maturing Government Bond -
           2002 Portfolio                        37,949                36,833           31,158
           2006 Portfolio                        37,165                37,425           31,536
           2010 Portfolio                        39,052                38,967           33,042
         Value Stock Portfolio                      -0-                   -0-              -0-
         Small Company Value Portfolio           58,848                11,517              N/A
         International Bond Portfolio               -0-                   -0-              N/A
         Index 400 Mid-Cap Portfolio             52,946                14,670              N/A
         Macro-Cap Value Portfolio              114,468                22,940              N/A
         Micro-Cap Growth Portfolio              46,960                11,102              N/A
         Real Estate Securities Portfolio        31,736                   N/A              N/A

     There is no specified or minimum period of time during which Minnesota Life has agreed to continue its voluntary absorption of these expenses, and Minnesota Life may in its discretion cease its absorption of expenses at any time. Should Minnesota Life cease absorbing expenses the effect would be to increase substantially Fund expenses and thereby reduce investment return.

     Each Portfolio will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, brokerage, interest, taxes and the charges of the custodian. The Fund will pay all other expenses not attributable to a specific Portfolio, but those expenses will be allocated among the Portfolios on the basis of the size of their respective net assets unless otherwise allocated by the Board of Directors of the Fund.

SUB-ADVISER - WINSLOW

     Winslow Capital Management, Inc. ("Winslow"), a Minnesota corporation with principal offices at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management and investment program of the Capital Appreciation Portfolio, subject to the general control of the Board of Directors of the Fund. Winslow is a registered investment adviser under the Investment Advisers Act of 1940. The firm was established by its investment principals with a focus on providing management services to growth equity investment accounts. Winslow has one other investment company client for which it acts as the investment adviser. Other assets currently under management are managed for corporate, endowment, foundation, retirement system and individual clients.

     Certain clients of Winslow may have investment objectives and policies similar to that of the Capital Appreciation Portfolio. Winslow may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Capital Appreciation Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Winslow to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Winslow to the accounts involved, including the Capital Appreciation Portfolio. When two or more of the clients of Winslow (including the Capital Appreciation Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

INVESTMENT SUB-ADVISORY AGREEMENT - WINSLOW

     Winslow acts as investment sub-adviser to the Fund's Capital Appreciation Portfolio under an Investment Sub-Advisory Agreement (the "Winslow Agreement") with Advantus Capital dated May 1, 1997, which became effective the same date, and was approved by shareholders of the Capital Appreciation Portfolio on April 24, 1997. The Winslow Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Winslow Agreement or interested persons of any such party, on January 13, 1999. The Winslow Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Winslow Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Capital Appreciation Portfolio's outstanding voting securities on 60 days' written notice to Winslow, and by Winslow on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Winslow Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Winslow Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     From the advisory fee received from Capital Appreciation Portfolio, Advantus Capital pays Winslow a sub-advisory fee equal to .375% of Capital Appreciation Portfolio's average daily net assets.

SUB-ADVISER - TEMPLETON COUNSEL

     Templeton Investment Counsel, Inc. (hereinafter "Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of International Stock Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly-owned subsidiary of Templeton Worldwide, Inc., Ft. Lauderdale, Florida, which in turn is a wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin").

     Franklin is a large, diversified financial services organization. Through its operating subsidiaries, Franklin provides a variety of investment products and services to institutions and individuals throughout the United States and abroad. One of the country's largest mutual fund organizations, Franklin's business includes the provision of management, administrative and distribution services to the Franklin/Templeton Group of Funds, which is distributed through a nationwide network of banks, broker-dealers, financial planners and investment advisers. Franklin is headquartered in San Mateo, California, and its common stock is listed on the New York Stock Exchange under the ticker symbol BEN.

     Certain clients of Templeton Counsel may have investment objectives and policies similar to that of International Stock Portfolio. Templeton Counsel may from time to time make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with International Stock Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including International Stock Portfolio. When two or more of the clients of Templeton Counsel (including International Stock Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

INVESTMENT SUB-ADVISORY AGREEMENT - TEMPLETON COUNSEL

     Templeton Counsel acts as an investment sub-adviser to the Fund's International Stock Portfolio under an Investment Sub-Advisory Agreement (the "Templeton Agreement") with Advantus Capital dated May 1, 1997, which became effective the same date, and was approved by shareholders of International Stock Portfolio on April 24, 1997. The Templeton Agreement was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Templeton Agreement or interested persons of any such party, on January 13, 1999. The Templeton Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Templeton Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by a vote of the majority of the International Stock Portfolio's outstanding voting securities on 60 days' written notice to Templeton Counsel and by Templeton Counsel on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Templeton Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of International Stock Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Templeton Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     From the advisory fee received from International Stock Portfolio, Advantus Capital pays Templeton Counsel a sub-advisory fee equal to .75% on the first $10 million of International Stock Portfolio's average daily net assets, .65% on the next $15 million, .55% on the next $25 million, .50% on the next $50 million, and .40% on the next $100 million and thereafter.

SUB-ADVISER - JBIM

     Julius Baer Investment Management Inc. ("JBIM"), with principal offices at 330 Madison Avenue, New York, New York 10017, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program for the Global Bond Portfolio's foreign securities and to determine the Portfolio's total allocation of domestic and foreign securities, subject to the general control of the Board of Directors of the Fund. JBIM is a majority owned subsidiary of Julius Baer Securities, Inc., a registered broker-dealer and investment adviser, which in turn is a wholly-owned subsidiary of Baer Holding Ltd.
Julius Baer Securities, Inc. owns 93% of the outstanding stock of JBIM and 7% is owned by three employees of JBIM. JBIM has been registered as an investment adviser since April 1983. Directly and through Julius Baer Securities, Inc., JBIM provides investment management services to a wide variety of individual and institutional clients, including registered investment companies.

INVESTMENT SUB-ADVISORY AGREEMENT - JBIM

     JBIM acts as investment sub-adviser to the Fund's Global Bond Portfolio under an Investment Sub-Advisory Agreement (the "JBIM Agreement") with Advantus Capital dated May 1, 1998. The JBIM Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the JBIM Agreement or interested persons of any such party, on January 13, 1999.

     The JBIM Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the JBIM Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Global Bond Portfolio's outstanding voting securities on 60 days' written notice to JBIM and by JBIM on 60 days' written notice to Advantus Capital. Unless sooner terminated, the JBIM Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Global Bond Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the JBIM Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     From the advisory fee received from Global Bond Portfolio, Advantus Capital pays JBIM a sub-advisory fee equal to .30% of Global Bond Portfolio's average daily net assets.

SUB-ADVISER - MORGAN INVESTMENT

     J.P. Morgan Investment Management Inc. ("Morgan Investment"), with principal offices at 522 Fifth Avenue, New York, New York 10036, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Macro-Cap Value Portfolio, subject to the general control of the Board of Directors of the Fund. Morgan Investment is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan Investment and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients.

INVESTMENT SUB-ADVISORY AGREEMENT - MORGAN INVESTMENT

     Morgan Investment acts as investment sub-adviser to the Fund's Macro-Cap Value Portfolio under an Investment Sub-Advisory Agreement (the "Morgan Management Agreement") with Advantus Capital dated May 1, 1997, and became effective after it was approved by shareholders on October 15, 1997. The Morgan Management Agreement was last approved by Board of Directors of the Fund, including a majority of the Directors who are not a party to the Morgan Management Agreement or interested persons of any such party, on January 13, 1999.

     The Morgan Management Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Morgan Management Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Macro-Cap Value Portfolio's outstanding voting securities on 60 days' written notice to Morgan Management and by Morgan Management on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Morgan Management Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Macro-Cap Value Portfolio, provided that in either such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Morgan Management Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     From the advisory fee received from Macro-Cap Value Portfolio, Advantus Capital pays Morgan Management a sub-advisory fee equal to .45% of Macro-Cap Value Portfolio's average daily net assets.

SUB-ADVISER - WSA

     Wall Street Associates ("WSA"), a California corporation with principal offices at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Micro-Cap Growth Portfolio, subject to the general control of the Board of Directors of the Fund. WSA, founded in 1987, provides investment advisory services for institutional clients and high net worth individuals. WSA is jointly and equally owned by its founders, William Jeffery, III and Kenneth F. McCain, who also serve as fund managers.

INVESTMENT SUB-ADVISORY AGREEMENT - WSA

     WSA acts as investment sub-adviser to the Fund's Micro-Cap Growth Portfolio under an Investment Sub-Advisory Agreement (the "WSA Agreement") with Advantus Capital dated May 1, 1997 and became effective after it was approved by shareholders on September 15, 1997. The WSA Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the WSA Agreement or interested persons of any such party, on January 13, 1999.

     The WSA Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the WSA Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Micro-Cap Growth Portfolio's outstanding voting securities on 60 days' written notice to WSA and by WSA on 60 days' written notice to Advantus Capital. Unless sooner terminated, the WSA Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Micro-Cap Growth Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the WSA Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     From the advisory fee received from Micro-Cap Growth Portfolio, Advantus Capital pays WSA a sub-advisory fee equal to .85% of Micro-Cap Growth Portfolio's average daily net assets.

ADMINISTRATIVE SERVICES

     The Fund has entered into an agreement with Minnesota Life under which Minnesota Life provides accounting, legal and other administrative services to the Fund. Minnesota Life currently provides such services at a monthly cost of $3,900 per Portfolio, except for International Stock Portfolio, Global Bond Portfolio and Macro-Cap Value Portfolio which pay $2,800 per Portfolio. During each of the last three calendar years, the amounts paid by each Portfolio to Minnesota Life for these services were as follows:


     Portfolio                           1998      1997      1996
     ---------                           ----      ----      ----
     Growth                              $30,000   $29,600   $25,200
     Bond                                 30,000    29,600    25,200
     Money Market                         30,000    29,600    25,200
     Asset Allocation                     30,000    29,600    25,200
     Mortgage Securities                  30,000    29,600    25,200
     Index 500                            30,000    29,600    25,200
     Capital Appreciation                 30,000    29,600    25,200
     International Stock                  30,000    29,600    25,200
     Small Company Growth                 30,000    29,600    25,200
     Maturing Government Bond -
      2002 Portfolio                      30,000    29,600    25,200
      2006 Portfolio                      30,000    29,600    25,200
      2010 Portfolio                      20,000    29,600    25,200
     Value Stock                          30,000    29,600    25,200
     Small Company Value                  30,000     8,750     N/A
     Global Bond                          30,000     8,750     N/A
     Index 400 Mid-Cap                    30,000     8,750     N/A
     Macro-Cap Value                      30,000     7,500     N/A
     Micro-Cap Growth                     30,000     8,750     N/A
     Real Estate Securities               20,000      N/A      N/A


     The Fund has also entered into a separate agreement with SEI Investments Mutual Fund Services (SEI) pursuant to which SEI provides daily accounting services for International Stock Portfolio, Global Bond Portfolio and Macro-Cap Value Portfolio. Minnesota Life, pursuant to its administrative services agreement with the Fund, provides these three Portfolios with financial reporting services and generally oversees SEI's performance of its services. Under the agreement with SEI, the cost to each Portfolio for SEI's services is an annual fee equal to the greater of $45,000 or .08% of the Portfolio's first $150 million of net assets and .05% of its net assets in excess of $150 million. During the last three calendar years, the amounts paid by each Portfolio to SEI for these services were as follows:


     Portfolio                           1998      1997      1996
     ---------                           ----      ----      ----
     International Stock                 $176,673  $149,792  $134,681
     Global Bond                           66,208    14,000     N/A
     Macro-Cap Value                       61,031    11,250     N/A




CUSTODIANS


The assets of each Portfolio of the Fund are held in custody by an independent custodian pursuant to a custodian agreement approved by the Fund's Board of Directors.


     U.S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, is the custodian for the Growth, Asset Allocation, Index 500, Capital Appreciation, Small Company Growth, Value Stock, Small Company Value, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios.


     Norwest Bank Minnesota, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, is the custodian for the Money Market and International Stock Portfolios.


     Bankers Trust Company, 280 Park Avenue, New York, New York 10017, is the custodian for the Bond, Mortgage, Maturing Government Bond and Global Bond Portfolios.

INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Fund's independent auditors, providing audit services including audits of the Fund's annual financial statements and assistance and consultation in connection with SEC filings.

GENERAL COUNSEL

     The Fund's independent general counsel is Dorsey & Whitney LLP.


                  PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

ADVISER

     Advantus Capital selects and (where applicable) negotiates commissions with the brokers who execute the transactions for all Portfolios of the Fund, except for those Portfolios which have entered into sub-advisory agreements. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of Advantus Capital, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, Advantus Capital considers the quality and expertise of that brokerage and any research services (as defined in the Securities Exchange Act of 1934), and generally the Fund pays higher than the lowest commission rates available. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Fund enables Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions.

     There is no formula for the allocation by Advantus Capital of the Fund's brokerage business to any broker-dealers for brokerage and research services. However, Advantus Capital will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

     To the extent research services are used by Advantus Capital in rendering investment advice to the Fund, such services would tend to reduce Advantus Capital's expenses. However, Advantus Capital does not believe that an exact dollar amount can be assigned to these services. Research services received by Advantus Capital from brokers or dealers executing transactions for the Fund will be available also for the benefit of other portfolios managed by Advantus Capital, and conversely, research services received by Advantus Capital in respect of transactions for such other portfolios will be available for the benefit of the Fund.

     During the fiscal years ended December 31, 1998, 1997 and 1996, brokerage commissions paid were:


                                                                          Brokerage Commissions Paid
                                                                          --------------------------
         Portfolio                                              1998                 1997              1996
         ---------                                              ----                 ----              ----
         Growth Portfolio                                     $538,168              $707,244          $974,688
         Bond Portfolio                                         --                     --                --
         Money Market Portfolio                                 --                     --                --
         Asset Allocation Portfolio                            650,690               412,404           569,804
         Mortgage Securities Portfolio                          --                     --                --
         Index 500 Portfolio                                   150,419               92,649            106,973
         Capital Appreciation Portfolio                        356,002              342,165            431,845
         International Stock Portfolio                         256,337              163,231            207,263
         Small Company Growth Portfolio                        217,936              168,318            777,160
         Maturing Government Bond -
           2002 Portfolio                                       --                    --                 --
           2006 Portfolio                                       --                    --                 --
           2010 Portfolio                                       --                    --                 --



                                          61


         Value Stock Portfolio                                 488,264              494,532            275,395
         Small Company Value Portfolio                          19,653                5,739              --
         Global Bond Portfolio                                  --                     --                --
         Index 400 Mid-Cap Portfolio                            12,882                3,192              --
         Macro-Cap Value Portfolio                              20,044                5,661              --
         Micro-Cap Growth Portfolio                              6,288                7,115              --
         Real Estate Securities Portfolio                       24,017                 --                --


     Most transactions in money market instruments will be purchases from issuers of or dealers in money market instruments acting as principal. There usually will be no brokerage commissions paid by the Fund for such purchases since securities will be purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which will reflect a fee paid to the underwriter.

     The Fund will not execute portfolio transactions through any affiliate, except as described below. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefits accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

     In addition to providing investment management services to the Fund, Advantus Capital provides investment advisory services for three insurance companies, namely Minnesota Life and its subsidiary life insurance companies and certain associated separate accounts. It also provides investment advisory services to qualified pension and profit sharing plans, corporations, partnerships, investment companies and various private accounts. Frequently, investments deemed advisable for the Fund are also deemed advisable for one or more of such accounts, so that Advantus Capital may decide to purchase or sell the same security at or about the same time for both the Fund and one of those accounts. In such circumstances, orders for a purchase or sale of the same security for one or more of those accounts may be combined with an order for the Fund, in which event the transactions will be averaged as to price and normally allocated as nearly as practicable in proportion to the amounts desired to be purchased or sold for each account. While in some instances combined orders could adversely affect the price or volume of a security, it is believed that the Fund's participation in such transactions on balance will produce better net results for the Fund.

     The Fund's acquisition during the fiscal year ended December 31, 1998, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than 15 percent of gross revenue from securities-related activities is presented below:


                                                                           Value of Securities Owned
                                                                             in the Portfolios at
                  Name of Issuer                                              End of Fiscal Year
                  --------------                                              ------------------
                  Bank of America Corporation                                    $   84,406
                  Bear Stearns Mortgage, Inc.                                     4,746,877


                                          62


                  Countrywide Funding                                             1,680,757
                  Ford Motor Credit Company                                       3,856,140
                  GE Capital Corporation                                         11,994,732
                  Lehman Brothers, Inc.                                           1,931,484
                  Merrill Lynch & Company, Inc.                                   1,221,525
                  Morgan Stanley Dean Witter                                     19,150,750
                  Paine Webber                                                    3,436,360
                  Prudential Home Mortgage                                        1,000,000
                  Wells Fargo Company                                            10,986,806


SUB-ADVISERS

     Except as indicated below, each of the investment advisory firms having a sub-advisory relationship with Advantus Capital, in managing the affected Portfolios, intends to follow the same brokerage practices as those described above for Advantus Capital. Templeton Counsel, in managing the International Stock Portfolio, follows the same basic brokerage practices as those described above for Advantus Capital. In addition, in selecting brokers for portfolio transactions, Templeton Counsel takes into account its past experience as to brokers qualified to achieve "best execution," including the ability to effect transactions at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, and whether the broker specializes in foreign securities held by the International Stock Portfolio. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Templeton Counsel, better prices and execution may be obtained on a commission basis or from other sources.


                          PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are currently offered continuously at prices equal to the respective net asset values of the Portfolios only to Minnesota Life in connection with its variable life insurance policies and variable annuity contracts. The Fund sells its shares to Minnesota Life without the use of any underwriter. It is possible that at some later date the Fund may offer its shares to other investors and it reserves the right to do so.

     Shares of the Fund are sold and redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund.
Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                            FUND SHARES AND VOTING RIGHTS

     The authorized capital of the Fund consists of one trillion shares of capital stock with a par value of $.01 per share; with authorized shares of 100,000,000,000 allocated to each Portfolio. The remaining shares may be allocated by the Board of Directors to any new or existing Portfolios.

     All shares of all Portfolios have equal voting rights, except that only shares of a particular Portfolio are entitled to vote certain matters pertaining only to that Portfolio. Pursuant to the Investment Company Act of 1940 (as amended) and the rules and regulations thereunder, certain matters approved by a vote of all Fund shareholders may not be binding on a Portfolio whose shareholders have not approved such matter.

     Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and in net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, are fully paid and non-assessable, have no preemptive, conversion, or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights, which means that the holders of more than half of the Fund shares voting for election of directors can elect all of the directors if they so choose. In such event, the holders of the remaining shares would not be able to elect any directors.

     The Fund will not hold periodically scheduled shareholder meetings. Minnesota corporate law does not require an annual meeting. Instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of a Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. A special meeting may also be called at any time by the chief executive officer, two or more directors, or a shareholder or shareholders holding ten percent of the voting shares of the Fund. At a meeting, called for the purpose, shareholders may remove any director by a vote of two- thirds of the outstanding shares. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions, and for all investment advisory contracts and amendments thereto.


                                   NET ASSET VALUE

     The net asset value of the shares of the Portfolios is computed once daily, and, in the case of Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no such

Fund's shares are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Portfolio is computed by adding the sum of the value of the securities held by that Portfolio plus any cash or other assets that it holds, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding in that Portfolio at that time. Expenses, including the investment advisory fee payable to Advantus Capital, are accrued daily.

     Securities held by the Fund are valued at their market value. Otherwise, such securities are valued at fair value as determined in good faith by the Board of Directors, with calculations made by persons acting pursuant to the direction of the Board. However, debt securities of the International Stock Portfolio with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, and all securities in the Money Market Portfolio, are valued at amortized cost.

     All instruments held by the Money Market Portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument in the Portfolio, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed by dividing the annualized daily income of the Portfolio by the net asset value computed as described above may tend to be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

     The Money Market Portfolio values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Money Market Portfolio and its shareholders to maintain a stable net asset value per share for such Portfolio of a constant $ 1.00 per share by virtue of the amortized cost method of valuation. The Money Market Portfolio will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the Portfolio's net asset value per share at a single value.

     These procedures include the periodic determination of any deviation of current net asset value per-share calculated using available market quotations from the Portfolio's amortized cost price per-share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include reverse share splits, redemptions in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

     The Portfolio will, in further compliance with Rule 2a-7, maintain a dollar-weighted average Portfolio maturity not exceeding 90 days and will limit its Portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Portfolio will limit its investments in the securities of any one issuer to no more than 5% of Portfolio assets and it will limit investment in securities of less than the highest rated categories to 5% of Portfolio assets. Investment in the securities of any issuer of less than the highest rated categories will be limited to the greater of 1% of Portfolio assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Portfolio in the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.


                                   PERFORMANCE DATA

CURRENT YIELD FIGURES FOR MONEY MARKET PORTFOLIO

     Current annualized yield quotations for the Money Market Portfolio are based on the Portfolio's net investment income for a seven-day or other specified period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of the specified period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the specified period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period.
The Fund may also quote the effective yield of the Money Market Portfolio for a seven-day or other specified period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis. Purchasers of variable contracts issued by Minnesota Life should recognize that the yield on the assets relating to such a contract which are invested in shares of the Money Market Portfolio would be lower than the Money Market Portfolio's yield for the same period since charges assessed against such assets are not reflected in the Portfolio's yield. The yield and effective yield of the Money Market Portfolio for the seven-day period ended December 31, 1998 were 4.35% and 4.44%, respectively.

CURRENT YIELD FIGURES FOR OTHER PORTFOLIOS

     Yield quotations for Portfolios other than the Money Market Portfolio are determined by dividing the Portfolio's net investment income per share for a 30-day period, excluding realized or unrealized gains or losses, by the net asset value per share on the last day of the period. In computing net investment income dividends are accrued daily based on the stated dividend rate of each dividend-paying security, and interest reflects an amortization of discount or premium on debt obligations (other than installment debt obligations) based upon the market value of each obligation on the last day of the preceding 30-day period. Undeclared earned income (net investment income which at the end of the base period has not been declared as a dividend but is expected to be declared shortly thereafter) is subtracted from the net asset value per share on the last day of the period. An annualized yield figure is determined under a formula which assumes that the net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The yield figures published by the Fund will reflect Minnesota Life's voluntary absorption of certain Fund expenses (as previously discussed in "Investment Advisory and Other Services -- Investment Advisory Agreement" above). For the 30-day period ended December 31, 1998, the yields of the Portfolios are shown in the table below. The figures in parentheses show what the yield would have been had Minnesota Life not absorbed Fund expenses as described above.



     Portfolio                                    Yield
     ---------                                    -----
     Growth Portfolio                               .16%     (.16%)
     Bond Portfolio                                5.18     (5.18)
     Money Market Portfolio                         N/A       N/A
     Asset Allocation Portfolio                    1.81     (1.81)
     Mortgage Securities Portfolio                 6.49     (6.49)
     Index 500 Portfolio                            .90      (.90)
     Capital Appreciation Portfolio                -.37     (-.37)
     International Stock Portfolio                  .66      (.66)
     Small Company Growth Portfolio                -.55     (-.55)
     Maturing Government Bond -
       2002 Portfolio                              4.73     (4.28)
       2006 Portfolio                              4.72     (4.28)
       2010 Portfolio                              4.97     (4.42)
     Value Stock Portfolio                         1.27     (1.24)
     Small Company Value Portfolio                 1.08     (-.94)
     Global Bond Portfolio                        12.31    (12.31)
     Index 400 Mid-Cap Portfolio                    .60    (-1.06)
     Macro-Cap Value Portfolio                      .52      (.52)
     Micro-Cap Growth Portfolio                   -1.02    (-3.14)
     Real Estate Securities Portfolio              5.25     (1.81)

TOTAL RETURN FIGURES FOR ALL PORTFOLIOS

     Cumulative total return quotations for the Portfolios represent the total return for the period since shares of the Portfolio became available for sale pursuant to the Fund's registration statement. Cumulative total return is equal to the percentage change between the net asset value of a hypothetical $ 1,000 investment at the beginning of the period and the net asset value of that same investment at the end of the period with dividend and capital gain distributions treated as reinvested.

     The cumulative total return figures published by the Fund will reflect Minnesota Life's voluntary absorption of certain Fund expenses (as previously discussed in "Investment Advisory and Other Services--Investment Advisory Agreement" above). The cumulative total returns for the Portfolios for the specified periods ended December 31, 1998 are shown in the table below. The figures in parentheses show what the cumulative total returns would have been had Minnesota Life not absorbed Fund expenses as described above.



                                                                    From Inception                   Date of
                                                                      To 12/31/98                   Inception
                                                                      -----------                   ---------
Growth Portfolio                                                     504.68%   (497.82%)             12/3/85
Bond Portfolio                                                       189.12    (186.68)              12/3/85
Money Market Portfolio                                                97.31     (91.03)              12/3/85
Asset Allocation Portfolio                                           356.41    (355.35)              12/3/85
Mortgage Securities Portfolio                                        162.10    (161.26)               5/1/87
Index 500 Portfolio                                                  449.73    (448.08)               5/1/87
Capital Appreciation Portfolio                                       450.27    (442.54)               5/1/87
International Stock Portfolio                                        118.83    (118.70)               5/1/92
Small Company Growth Portfolio                                        91.17     (91.07)               5/3/93
Maturing Government Bond -
     2002 Portfolio                                                   51.69     (45.82)               5/2/94
     2006 Portfolio                                                   71.71     (63.58)               5/2/94
     2010 Portfolio                                                   83.22     (70.43)               5/2/94
Value Stock Portfolio                                                124.66    (124.66)               5/2/94
Small Company Value Portfolio                                         -4.61     (-5.29)              10/1/97
International Bond Portfolio                                          16.26     (16.26)              10/1/97
     (now Global Bond Portfolio)
Index 400 Mid-Cap Portfolio                                           16.75     (16.12)              10/1/97
Macro-Cap Value Portfolio                                             19.73     (17.95)              10/1/97
Micro-Cap Growth Portfolio                                            -1.54     (-2.51)              10/1/97
Real Estate Securities Portfolio                                     -10.26    (-10.63)               5/1/98



Yield quotations for Portfolios other than the Money Market Portfolio and all quotations of cumulative total return figures will be accompanied by average annual total return figures for a one year period and for the period since shares of the Portfolio became available pursuant to the Fund's registration statement. Average annual total return figures are the average annual compounded rates of return required for an account with an initial investment of $1,000 to equal the redemption value of the account at the end of the period. The average annual total return figures published by the Fund will reflect Minnesota Life's voluntary absorption of certain Fund expenses (as discussed in "Investment Advisory and Other Services--Investment Advisory Agreement" above).

     The average annual rates of return for the Portfolios for the specified periods ended December 31, 1998 are shown in the table below. The figures in parentheses show what the average annual rates of return would have been had Minnesota Life not absorbed Fund expenses as described above.

                                         Year Ended        Five Years          Ten Years         From Inception      Date of
                                          12/31/98       Ended 12/31/98     Ended 12/31/98         to 12/31/98      Inception
                                          --------       --------------     --------------         -----------      ---------
Growth Portfolio                         34.70% (34.70%)  21.41% (21.41%)    17.22% (17.21%)     14.74% (14.64%)     12/3/85
Bond Portfolio                            6.08   (6.08)    6.44   (6.44)      8.60   (8.57)       8.45   (8.38)      12/3/85
Money Market Portfolio                    4.97   (4.97)    4.83   (4.81)      5.16   (5.07)       5.33   (5.07)      12/3/85
Asset Allocation Portfolio               23.65  (23.65)   15.33  (15.33)     14.10  (14.10)      12.30  (12.28)      12/3/85
Mortgage Securities Portfolio             6.57   (6.57)    6.90   (6.90)      8.89   (8.87)       8.60   (8.57)       5/1/87
Index 500 Portfolio                      27.99  (27.99)   23.33  (23.33)     18.54  (18.52)      15.83  (15.80)       5/1/87
Capital Appreciation Portfolio           30.83  (30.83)   19.90  (19.90)     18.62  (18.58)      15.72  (15.58)       5/1/87
International Stock Portfolio             6.61   (6.61)   10.23  (10.23)       N/A    (N/A)      12.45  (12.44)       5/1/92
Small Company Growth
  Portfolio                               1.27   (1.27)   10.24  (10.24)       N/A    (N/A)      12.11  (12.10)       5/3/93
Maturing Government Bond-
   2002 Portfolio                         9.61   (9.01)    N/A     (N/A)       N/A    (N/A)       9.33   (8.41)       5/2/94
   2006 Portfolio                        14.37  (13.74)    N/A     (N/A)       N/A    (N/A)      12.27  (11.11)       5/2/94
   2010 Portfolio                        14.28  (12.89)    N/A     (N/A)       N/A    (N/A)      13.84  (12.09)       5/2/94
Value Stock Portfolio                     1.75   (1.75)    N/A     (N/A)       N/A    (N/A)      18.92  (18.84)       5/2/94
Small Company Value Portfolio            -6.75  (-7.41)    N/A     (N/A)       N/A    (N/A)      -3.70  (-4.25)      10/1/97
International Bond Portfolio             16.18  (16.18)    N/A     (N/A)       N/A    (N/A)      12.79  (11.36)      10/1/97
   (now Global Bond Portfolio)
Index 400 Mid-Cap Portfolio              16.68  (16.06)    N/A     (N/A)       N/A    (N/A)      13.17  (12.68)      10/1/97
Macro-Cap Value Portfolio                22.33  (21.06)    N/A     (N/A)       N/A    (N/A)      15.99  (14.57)      10/1/97
Micro-Cap Growth Portfolio               13.44  (12.66)    N/A     (N/A)       N/A    (N/A)      -1.23  (-2.01)      10/1/97
Real Estate Securities Portfolio           N/A    (N/A)    N/A     (N/A)       N/A    (N/A)     -14.90 (-15.42)       5/1/98

     Purchasers of variable contracts issued by Minnesota Life should recognize that the yield, cumulative total return and average annual total return on the assets relating to such a contract which are invested in shares of any of the above Portfolios would be lower than the yield, cumulative total return and average annual total return of such Portfolio for the same period since charges assessed against such assets are not reflected in the Portfolios' quotations.

PREDICTABILITY OF RETURN

     ANTICIPATED VALUE AT MATURITY. The maturity values of zero-coupon bonds are specified at the time the bonds are issued, and this feature, combined with the ability to calculate yield to maturity, has made these instruments popular investment vehicles for investors seeking reliable investments to meet long-term financial goals.

     Each Maturing Government Bond Portfolio consists primarily of zero-coupon bonds but is actively managed to accommodate contract owner activity and to take advantage of perceived market opportunities. Because of this active management approach, each Maturing Government Bond Portfolio does not guarantee that a certain price per share will be attained by the time a Portfolio is liquidated. Instead, the Fund attempts to track the price behavior of a directly held zero coupon bond by:

     (1) Maintaining a weighted average maturity within each Maturing Government Bond Portfolio's target maturity year;

     (2) Investing at least 90% of assets in securities that mature within one year of that Portfolio's target maturity year [for example, a Portfolio with a maturity of ten years will be 90% composed of securities having remaining maturities of nine, ten or eleven years (rather than having half its securities with five-year maturities and half with fifteen-year maturities];

     (3) Investing a substantial portion of assets in Treasury STRIPS (the most liquid Treasury zero);

     (4)  Under normal conditions, maintaining a nominal cash balance;

     (5) Executing portfolio transactions necessary to accommodate net contract owner purchases or redemptions on a daily basis; and

     (6) Whenever feasible, contacting several U.S. government securities dealers for each intended transaction in an effort to obtain the best price on each transaction.

     These measures enable Advantus Capital to calculate an anticipated value at maturity (AVM) for each share of a Maturing Government Bond Portfolio, calculated as of the date of purchase of such share, that approximates the price per share that such share will achieve by the weighted average maturity date of its Portfolio. The AVM calculation for each Maturing Government Bond Portfolio is as follows:

 -  -  -  -  -  -  -  AVM = P(l + AGR/2)2T
where P = the Portfolio's current price per share; T = the Portfolio's weighted average term to maturity in years; and AGR = the anticipated growth rate.

     This calculation assumes that the share owner will reinvest all dividend and capital gain distributions. It also assumes an expense ratio and a portfolio composition that remain constant for the life of the Maturing Government Bond Portfolio. Because expenses and composition do not remain constant, however, the Fund may calculate an AVM for each Maturing Government Bond Portfolio on any day on which the Fund values its securities. Such an AVM is applicable only to shares purchased on that date.

     In addition to the measures described above, which Advantus Capital believes are adequate to assure close correspondence between the price behavior of each Portfolio and the price behavior of directly held zero-coupon bonds with comparable maturities, the Fund expects that each Portfolio will invest at least 90% of its net assets in zero-coupon bonds until it is within four years of its target maturity year and at least 80% of its net assets in zero-coupon securities within two to four years of its target maturity year. This expectation may be altered if the market supply of zero-coupon securities diminishes unexpectedly.

     ANTICIPATED GROWTH RATE. The Fund may also calculate an anticipated growth rate (AGR) for each Maturing Government Bond Portfolio on any day on which the Fund values its securities. AGR is a calculation of the anticipated annualized rate of growth for a Portfolio share, calculated from the date of purchase of such share to the Portfolio's target maturity date. As is the case with calculations of AVM, the AGR calculation assumes that the investor will reinvest all dividends and capital gain distributions and that each Maturing Government Bond Portfolio expense ratio and portfolio composition will remain constant. Each Maturing Government Bond Portfolio AGR changes from day to day (i.e., a particular AGR calculation is applicable only to shares purchased on that date), due primarily to changes in interest rates and, to a lesser extent, to changes in portfolio composition and other factors that affect the value of the Portfolio's investments.

     The Fund expects that a share owner who holds specific shares until a Portfolio's weighted average maturity date, and who reinvests all dividends and capital gain distributions, will realize an investment return and maturity value on those shares that do not differ substantially from the AGR and AVM calculated on the day such shares were purchased. The AGR and AVM calculated with respect to shares purchased on any other date, however, may be materially different.


                                        TAXES

     The Fund and each Portfolio qualified for the year ended December 31, 1998, and intends to continue to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a result of changes included in the Tax Reform Act of 1986, each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. If each Portfolio of the Fund qualifies as a "regulated investment company" and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from federal income tax, each Portfolio of the Fund will be relieved of such tax on the amounts distributed.

     To qualify for treatment as a regulated investment company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest payments with respect to securities, and gains (without deduction for losses) from the sale or other disposition of securities.

     Each Portfolio of the Fund with outstanding shares which were purchased to provide the Portfolio's initial capital (in an amount in excess of that specified in the Code) and which are not attributable to any of the contracts is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. Currently, only the Maturing Government Bond 2002 Portfolio, Maturing Government Bond 2006 Portfolio, Small Company Value Portfolio, Index 400 Mid-Cap Portfolio,
Macro-Cap Value Portfolio, Micro-Cap Growth Portfolio, Global Bond Portfolio and Real Estate Securities Portfolio are subject to these distribution requirements. In order to avoid the imposition of this excise tax, each Portfolio generally must declare dividends by the end of a calendar year representing 98 percent of that Portfolio's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

     The foregoing is a general summary of applicable provisions of the Code and Treasury Regulations now in effect and as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

     As the sole shareholder of the Fund will be Minnesota Life and the separate accounts of Minnesota Life, this statement does not discuss federal income tax consequences to the shareholder. For tax information with respect to an owner of a contract issued in connection with the separate accounts, see the Prospectus for those contracts.

                         THE STANDARD & POOR'S LICENSE


     Standard & Poor's ("S&P") is a division of the McGraw-Hill Companies, Inc. S&P has trademark rights to the marks "Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "S&P 400-Registered Trademark-," "Standard & Poor's 500," "Standard & Poor's MidCap 400" and "500" and has licensed the use of such marks by the Fund, the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio.


     The Index 500 Portfolio and the Index 400 Mid-Cap Portfolio (collectively, the "Portfolios") are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Portfolios is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Portfolios or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Portfolios nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolios.


     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED
BY THE PORTFOLIOS, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THERIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES


                               FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended December 31, 1998, including the financial highlights for each of the respective periods presented, appearing in the Fund's Annual Report to Shareholders, and the report thereon of the Fund's independent auditors, KPMG Peat Marwick LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1998 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                      APPENDIX A


MORTGAGE-RELATED SECURITIES

     Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to investors such as the Fund. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

UNDERLYING MORTGAGES

     Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool buy may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

     All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY

     Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.

AVERAGE LIFE

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

     As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

     Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

                                      APPENDIX B


BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

Moody's Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                                      APPENDIX C


FUTURES CONTRACTS

EXAMPLE OF FUTURES CONTRACT SALE

     The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

     In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

     The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

     The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

     For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

     Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

     The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

     In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

     The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

     Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities ("qualifying income"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.

                                  APPENDIX D

BRADY BONDS

     Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the adoption by debtor nations of certain economic reforms and the exchange of commercial bank debt. Under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank and/or the IMF. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, and bonds bearing an interest rate which increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.


                                          D-1